UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2007–January 31, 2008

Item 1: Reports to Shareholders

>  The Vanguard U.S. Government Bond Funds produced strong returns as interest rates declined and prices rose across most sectors of the bond market.

>  The yield curve went from relatively flat to a more typical, upward-sloping shape during the fiscal year, with the yields of short-term bonds dropping more than those of longer-term bonds.

>  All five Vanguard U.S. Government Bond Funds outperformed the average returns of their peer groups for the year.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	9
Short-Term Treasury Fund	14
Short-Term Federal Fund	27
Intermediate-Term Treasury Fund	40
GNMA Fund	53
Long-Term Treasury Fund	64
About Your Fund’s Expenses	78
Glossary	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	VFISX	9.8%
Admiral™ Shares[1]	VFIRX	10.0
Lehman 1–5 Year U.S. Treasury Index		10.3
Average Short Treasury Fund[2]		8.3

Vanguard Short-Term Federal Fund
Investor Shares	VSGBX	9.3%
Admiral Shares[1]	VSGDX	9.4
Lehman 1–5 Year U.S. Government Index		9.9
Average 1–5 Year Government Fund[2]		6.9

Vanguard Intermediate-Term Treasury Fund
Investor Shares	VFITX	13.7%
Admiral Shares[1]	VFIUX	13.9
Lehman 5–10 Year U.S. Treasury Index		14.1
Average General Treasury Fund[2]		11.9

Vanguard GNMA Fund
Investor Shares	VFIIX	8.6%
Admiral Shares[1]	VFIJX	8.7
Lehman GNMA Index		8.8
Average GNMA Fund[2]		8.1

Vanguard Long-Term Treasury Fund
Investor Shares	VUSTX	13.1%
Admiral Shares[1]	VUSUX	13.3
Lehman Long U.S. Treasury Index		13.6
Average General Treasury Fund[2]		11.9

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended January 31, 2008, interest rates decreased across the maturity spectrum, allowing bond prices to rise. The biggest yield declines occurred among short-term issues, driven by the Federal Reserve Board’s aggressive actions to spur liquidity during the second half of the fiscal year.

These dynamics were reflected in the performance of the Vanguard U.S. Government Bond Funds. For the funds’ Investor Shares, returns ranged from 8.6% for the GNMA Fund to 13.7% for the Intermediate-Term Treasury Fund.

Yields declined for all five funds. The largest decrease was in the Short-Term Treasury Fund, whose yield dropped 2.24 percentage points to 2.49%; the smallest was in the GNMA Fund, whose yield decreased 0.12 percentage point to 4.97%. Yields and returns were slightly higher for the funds’ Admiral Shares. The yield of each fund’s Investor Shares on January 31, as well as the components of each fund’s 12-month total return, appear in the table on page 4. The Fund Profile pages in this report show yields for both share classes of each fund.

Bond returns grew stronger as Fed lowered rates

During the first half of the fiscal year, a stronger U.S. economy made investors more willing to take on risk to earn higher yields; spreads thus narrowed between the yields of U.S. Treasury securities and those of lower-quality issues. But as the subprime lending problems unraveled further in summer, investors flocked to higher-quality government and corporate bonds. This drove Treasury prices higher and yields lower, widening the spread between Treasury yields and those of riskier bonds.

The Federal Reserve Board responded to the credit market turmoil and deteriorating economic outlook with aggressive reductions in its target for the federal funds rate. The Fed cut the rate five times during the fiscal year (twice in January), ending the period at 3.0%, the lowest rate since May 2005.

Lower interest rates depressed bond yields, but pushed prices higher. The broad taxable bond market returned 8.8% for the fiscal year. Tax-exempt municipal bonds returned 4.9%.

Stocks gained in the first half but faltered in the second

The broad U.S. stock market returned –2.7% for the 12 months ended January 31, reflecting a volatile year punctuated by sharp declines for equities. Gains in the first half of the fiscal period were largely relinquished in midsummer and fall as repercussions from the subprime mortgage debacle began to be felt in the broader U.S. economy. The stock market’s retreat accelerated in January amid tightening global credit markets, a weakening U.S. dollar, and widening fears of a U.S. recession.

2

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2008
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	8.8%	4.9%	4.8%
Lehman Municipal Bond Index	4.9	4.0	4.6
Citigroup 3-Month Treasury Bill Index	4.6	4.2	3.0

Stocks
Russell 1000 Index (Large-caps)	–2.4%	7.8%	12.6%
Russell 2000 Index (Small-caps)	–9.8	5.8	15.3
Dow Jones Wilshire 5000 Index (Entire market)	–2.7	7.9	13.2
MSCI All Country World Index ex USA (International)	5.4	17.0	22.9

CPI
Consumer Price Index	4.3%	3.4%	3.0%

Large-capitalization stocks fared best in these unsettled conditions, outperforming small-caps for the year; meanwhile, growth stocks outpaced their value-oriented counterparts.

International stocks outperformed U.S. stocks for the sixth straight year, largely owing to exchange-rate gains produced by the weak U.S. dollar. Emerging markets and developed economies in Europe and Asia posted strong performances earlier in the fiscal year, but slumped after November as a result of increased concern about a U.S.-led downturn.

Subprime loan crisis, flight to quality boost government bonds

At the start of the U.S. Government Bond Funds’ fiscal year, there was little difference between the yields of Treasury bonds and other fixed income securities, reflecting investors’ willingness to take on greater levels of risk to earn higher yields. As the year progressed, however, that sentiment changed quickly as investors grew worried about subprime loan defaults and sought the relative safety of higher-quality corporate and government-backed bonds.

At the same time, the Federal Reserve Board repeatedly attempted to prevent a recession by lowering its target for the federal funds rate. The combination of a growing aversion to risk and aggressive Fed action to reverse a liquidity crunch sparked a rally in government-backed bonds during the latter half of the funds’ fiscal year. All five funds turned in their best total return performance in five years.

Yields and Returns
	SEC 30-Day Yields		Components of Total Returns
	on January 31,		Fiscal Year Ended January 31, 2008
Bond Fund (Investor Shares)	2007	2008	Capital	Income	Total
Short-Term Treasury	4.73%	2.49%	5.3%	4.5%	9.8%
Short-Term Federal	4.87	3.40	4.5	4.8	9.3
Intermediate-Term Treasury	4.67	3.06	8.7	5.0	13.7
GNMA	5.09	4.97	3.1	5.5	8.6
Long-Term Treasury	4.79	4.03	7.8	5.3	13.1

3

As interest rates fell, bond prices rallied across the maturity spectrum. The Short-Term Treasury Fund’s 9.8% return for Investor Shares reflected a healthy income return of 4.5% and a 5.3% capital return. The Short-Term Federal Fund did nearly as well: a 9.3% return for Investor Shares. Both funds outperformed their peer-group averages.

The Intermediate-Term Treasury Fund’s Investor Shares returned 13.7%, the highest total return of the five funds, with the help of an 8.7% rise in principal resulting from the stronger demand for intermediate-term Treasury securities.

Because demand for longer-term bonds didn’t increase as dramatically, the Long-Term Treasury Fund’s capital return wasn’t quite as high (7.8% for Investor Shares), but its total return was still a significant 13.1%.

The GNMA Fund’s total return of 8.6% for Investor Shares was the lowest of the group, given the capital return of just 3.1%. Worries about growing mortgage default rates restrained the price appreciation of mortgage-backed securities compared with the rising demand for U.S. Treasury securities.

Total Returns
Ten Years Ended January 31, 2008
Average
Bond Fund (Investor Shares)	Annual Return
Short-Term Treasury	5.1%
Lehman 1–5 Year U.S. Treasury Index	5.2
Average Short Treasury Fund[1]	4.3
Short-Term Federal	5.2%
Lehman 1–5 Year U.S. Government Index	5.3
Average 1–5 Year Government Fund[1]	4.3
Intermediate-Term Treasury	6.4%
Lehman 5–10 Year U.S. Treasury Index	6.4
Average General Treasury Fund[1]	5.8
GNMA	5.8%
Lehman GNMA Index	5.9
Average GNMA Fund[1]	5.0
Long-Term Treasury	7.0%
Lehman Long U.S. Treasury Index	7.2
Average General Treasury Fund[1]	5.8

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

4

The funds continue to outperform their peers over the long term

Over the long term—when true financial stewardship becomes more evident—the Vanguard U.S. Government Bond Funds have performed better than the average returns of their competitors. The funds have also kept pace with the returns of their market benchmarks, which are unmanaged indexes that incur no operating costs.

This impressive ten-year record of the funds is a credit to the talent and discipline of the funds’ advisors—Vanguard Fixed Income Group, which oversees the three Treasury Funds and the Short-Term Federal Fund, and Wellington Management Company, LLP, which manages the GNMA Fund.

The advisors’ efforts are helped by Vanguard’s consistently low costs, which allow a higher percentage of each fund’s returns to flow to shareholders. These low costs have another, perhaps underappreciated, benefit: The advisors don’t have to take on added risk in reaching for higher yields. Government-issued bonds typically have little credit risk, but the advisors still must evaluate tradeoffs between potential return and volatility as they make portfolio-management decisions. Historically low expenses have allowed the funds to take a more conservative stance and still produce enviable results.

The table on page 5 compares each fund’s performance over the past ten-year period with the performance of market and competitor benchmarks.

Expense Ratios[1]
Your fund compared with its peer group

	Investor	Admiral	Peer
Bond Fund	Shares	Shares	Group
Short-Term Treasury	0.22%	0.10%	0.51%
Short-Term Federal	0.20	0.10	0.96
Intermediate-Term Treasury	0.26	0.10	0.64
GNMA	0.21	0.11	1.04
Long-Term Treasury	0.26	0.10	0.64

1  Fund expense ratios reflect the 12 months ended January 31, 2008. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

5

A strong year for bonds is no reason to change your long-term strategy

The past fiscal year saw nervous investors flock to U.S. Treasury securities as a haven from the most severe credit squeeze in years. The resulting increase in bond prices boosted returns for the Vanguard U.S. Government Bond Funds. With recession worries dominating the financial headlines, it might be tempting for investors in government-backed bonds to count on a continued bull market. After all, pessimism about the economy and the stock market often generates expectations of a stronger demand for bonds.

But making bets on the near-term direction of interest rates by shifting more money into bond funds with recent strong returns is a risky proposition. What seems to be a sure thing one month can look misguided the next. As always, we encourage our clients to keep their eyes on long-term goals, not short-term trends. Each of the Vanguard U.S. Government Bond Funds invests in a distinct segment of the government securities market, and each is suited to fill a specific role. Whether bond prices are rising or falling, it’s helpful to remember the role your particular fund plays in your portfolio and in your overall investment strategy.

As I close this report to you, it’s my pleasure to introduce the funds’ new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the funds’ board elected him president, effective March 1, and designated him as my successor as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 22, 2008

6

Your Fund’s Performance at a Glance
January 31, 2007–January 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Treasury
Investor Shares	$10.26	$10.80	$0.444	$0.000
Admiral Shares	10.26	10.80	0.457	0.000
Short-Term Federal
Investor Shares	$10.26	$10.72	$0.465	$0.000
Admiral Shares	10.26	10.72	0.475	0.000
Intermediate-Term Treasury
Investor Shares	$10.69	$11.62	$0.491	$0.000
Admiral Shares	10.69	11.62	0.509	0.000
GNMA
Investor Shares	$10.16	$10.47	$0.533	$0.000
Admiral Shares	10.16	10.47	0.543	0.000
Long-Term Treasury
Investor Shares	$10.99	$11.76	$0.533	$0.085
Admiral Shares	10.99	11.76	0.551	0.085

7

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; and the Short-Term Federal Fund

During the fiscal year ended January 31, 2008, the Vanguard U.S. Government Bond Funds produced strong returns, ranging from 9.3% for the Short-Term Federal Fund Investor Shares to 13.9% for the Intermediate-Term Treasury Fund Admiral Shares. All the funds outperformed the average returns of their peers during the period.

The investment environment

The U.S. economy slowed dramatically in the latter half of the fiscal year as a housing recession intensified problems among subprime mortgage-loan lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. Meanwhile, stocks sagged, crude oil prices hovered near historic highs, and the U.S. dollar lost ground against other major currencies.

These economic headwinds triggered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, and their yields lower. The Treasury yield curve had remained relatively flat throughout the first half of the funds’ fiscal year. As economic conditions began to erode and problems arose with structured finance backed by subprime assets, Treasury security prices rallied in anticipation of a shift in Fed policy that would lower short-term interest rates.

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2007	2008
2 years	4.93%	2.10%
3 years	4.86	2.20
5 years	4.82	2.76
10 years	4.82	3.60
30 years	4.92	4.32

Source: Vanguard.

8

Declines in Treasury yields were steepest at the short end of the maturity spectrum. The yield of the 2-year Treasury note, which started the fiscal year at 4.93%, had dropped more than 2.75 percentage points, to 2.10%, by the end of the period. The yield of the 10-year Treasury bond fell from 4.82% at the end of January 2007 to 3.60% 12 months later.

Meanwhile, the Federal Reserve Board aggressively moved to ease a credit squeeze and prevent a recession by cutting its target for the federal funds rate on five separate occasions, including an unprecedented 1.25 percentage points within a matter of two weeks in January. At the end of the funds’ fiscal year, the fed funds target rate had moved from 5.25% to 3.00%.

The management of the funds

For the fiscal year, the Short-Term Treasury Fund returned 9.8% for Investor Shares, a performance that came close to matching its Lehman benchmark. We maintained relatively even exposure to securities of varying maturities across the short-term segment of the market (1 to 5 years) through most of the period. We did reduce our position in federal agency securities and used the proceeds to invest in 2-year Treasuries. This activity overweighted the portfolio modestly in shorter-term securities and benefited the fund’s performance, given the strength in the short-term Treasury market as the year progressed.

The Intermediate-Term Treasury Fund was the best performer in the group, returning 13.7% for Investor Shares. The 5- to 10-year sector of the Treasury yield curve remained flat during the first half of the period, before reverting to a more typical shape by the end of the fiscal year. By winter, prices had risen for the entire intermediate-term sector, but especially among 5-year notes. We favored maturities in the 6- to 7-year period, underweighting investments in 5- and 10-year Treasuries.

In the Long-Term Treasury Fund, we reduced our position in federal agency securities as the spread between their yields and those of Treasuries widened in the second half of 2007. We favored the 15- to 20-year maturity range of the long-term Treasury yield curve, which benefited the fund’s performance as prices rose to a greater degree in that segment of the long-term market. However, the gains from this strategy were offset somewhat by the fund’s average duration, which was shorter than that of its benchmark index. (Duration is a measure of a bond fund’s price sensitivity to changing interest rates. The shorter a fund’s duration, the less sensitive it is to changes in rates.) The fund’s total return of 13.1% for Investor Shares ended up coming close to the benchmark index and outdistanced its peer group average by more than a percentage point.

We kept the Short-Term Federal Fund’s average duration close to benchmark levels as uncertainty and risk grew in the market and investors favored Treasuries. We overweighted shorter-maturity bonds and underweighted longer-maturity bonds within the short-term sector in order to benefit from the steepening of the yield curve. We also added exposure to agency bonds as the yield spread relative to Treasuries widened later in the year, giving the fund somewhat higher yields. The fund returned 9.3% for Investor Shares, which closely tracked its Lehman benchmark and easily outperformed its peer group average.

Our investment outlook

Economic activity continues to be hampered by the ongoing housing market downturn, and consumer spending on discretionary items has cooled markedly in the wake of rapid rises in energy and food prices. Although economic growth has been helped by solid global demand for U.S. exports and capital spending, expectations for real GDP growth in 2008 continue to recede as the nation’s housing recession continues and the attendant “credit crunch” increases financing costs for certain businesses and households.

Recent speeches by leading Federal Reserve officials point to further reductions in short-term interest rates, a view reflected in the fixed income futures markets. Meanwhile, the Federal

9

Reserve has reduced its discount rate more aggressively and, in conjunction with other central banks, initiated a Temporary Auction Facility (TAF) to provide additional funds to interested depository institutions.

However, the Fed’s room to maneuver may be limited by inflation that accelerated in late 2007 and early 2008 as food and energy prices remain high. Through January 2008, the Consumer Price Index (CPI) is up 4.3% over the past 12 months. While pipeline inflationary pressures remain elevated, Federal Reserve officials have stressed that long-run inflation expectations, as reflected in the difference between nominal and inflation-adjusted interest rates, have remained “well contained.” Consequently, expectations for core CPI inflation going forward are for a modest and gradual deceleration toward 2% in the face of limited economic growth.

Looking forward, the portfolios of the three Treasury funds are cautiously positioned with average durations just a bit shorter than their benchmarks. The Short-Term Federal Fund’s average maturity is neutral relative to its benchmark as we continue to look for agency or mortgage-backed securities with high credit ratings that were hit unnecessarily hard by the recent flight to Treasuries.

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

February 21, 2008

10

For the GNMA Fund

For the fiscal year ended January 31, Vanguard GNMA Fund returned 8.6% for Investor Shares and 8.7% for Admiral Shares. The fund outperformed the average return of competing GNMA funds and nearly matched the result of its benchmark index.

The investment environment

Interest rates plummeted over the last 12 months. One year ago, the Treasury yield curve was pretty flat, at 5% across all maturities. Today, short-term Treasury rates are at 2%, while long yields, which fell less dramatically, are at 4.3%. Outside of Treasuries, bond prices showed muted gains (and even some noteworthy declines) as yield spreads widened. Economic bears are in favor, with some sectors of the bond market priced for a deep and prolonged recession.

A year ago, investors thought that “high quality” mortgage securities were fairly uniform and that all had high credit ratings, sufficient liquidity, and rational underwriting criteria. Agency-backed mortgages, which were deemed too boring, lost market share over the last few years, given restrictive underwriting requirements compared with newer, more aggressive financing options. With available liquidity, which was rare in this market environment, agency-backed mortgages were by far the best performers among mortgages, as their prices rallied. Agency mortgage rates converged on 5% for 30-year terms, creating new refinancing opportunities for homeowners with good credit.

With the full backing of the U.S. government, GNMAs generated high single-digit returns, far above those for cash, but below the double-digit returns of Treasuries. At the end of the fiscal year, GNMA market yields are about 5%; compared with cash rates and comparable-duration Treasury yields of only 3%, both the income advantage and total return opportunity are substantial and attractive. In a wide variety of outcomes, GNMAs are set to perform well over the next 12 months.

The fund’s successes

The Fund continues to find a comforting harbor from the stormy seas by concentrating on full-faith GNMAs. Fund performance has benefited from this bias, as well as from all the work done refining holdings to reflect better prospective prepayment characteristics. We continue to describe our careful attention to identifying discount GNMAs with faster underlying housing turnover and premiums with less refinancing risk as a very low-cost insurance policy against a dramatic change in interest rates. In fact, we anticipate that with greater refinancings immediately ahead, this strategy will serve our shareholders well.

The fund’s shortfalls

We attempted to increase our duration modestly and move into more discount coupons when mortgage rates approached 6%, but we never quite reached our targeted levels. We could have captured more capital gains if we had been able to lengthen duration, given the acute market rally that ensued.

The fund’s positioning

Too many investors are running scared, worried about a terrible economic downturn and happy to own low-yielding Treasuries until fears subside. A 5-year Treasury note delivered a great 14% total return over the last year, but that’s in the past. If you were to purchase a new 5-year Treasury note this year, given a 2.75% yield-to-maturity and assuming rates do not change, it will take the full five years to deliver a 14% return. After inflation, that will leave very little return at best. Therefore, we are hesitant to extend duration and play for more rate declines from today’s levels.

11

In an easy fiscal and monetary policy environment, we are very excited about the outlook for GNMAs relative to government securities. Their ultimate credit quality buffers us from violent housing market trends and their high yield spread generates a competitive income with a reasonable chance of yield spread tightening should rates reverse course and head higher. A return to growth in the issuance of GNMAs will create new opportunities for us. In the short term, an acceleration in prepayments may cause some negative headlines for the market, but our careful mortgage pool selection should give us the ability to move from a position of strength to exploit swings in sentiment, to the GNMA Fund’s advantage.

Thomas L. Pappas, CFA, Senior Vice

President and Partner

Michael F. Garrett, Vice President

Wellington Management Company, LLP

February 21, 2008

12

Short-Term Treasury Fund

Short-Term Treasury Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	36	75	9,133
Yield		—	—
Investor Shares	2.5%
Admiral Shares	2.6%
Yield to Maturity	2.4%[3]	2.3%	4.5%
Average Coupon	4.4%	4.3%	5.4%
Average Effective
Maturity	2.3 years	2.6 years	6.8 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.1 years	2.4 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.22%
Admiral Shares	0.10%
Short-Term Reserves	1.6%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.72
Beta	0.90	0.58

Sector Diversification[6] (% of portfolio)

Government Mortgage-Backed	0.1%
Treasury/Agency	98.3
Short-Term Reserves	1.6

Distribution by Maturity (% of portfolio)

Under 1 Year	2.7%
1–3 Years	76.1
3–5 Years	20.2
Over 5 Years	1.0

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

13

Short-Term Treasury Fund

Investment Focus

1  Lehman 1–5 Year U.S. Treasury Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Moody’s Investors Service.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 83 and 84.

6  The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

14

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Treasury Fund Investor Shares[1]	9.84%	3.78%	5.12%	$16,481
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman 1–5 Year U.S. Treasury Index	10.35	3.77	5.19	16,582
Average Short Treasury Fund[2]	8.33	3.13	4.33	15,284

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Vanguard Short-Term Treasury Fund Admiral Shares	9.98%	3.92%	4.89%	$139,427
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.87	148,744
Lehman 1–5 Year U.S. Treasury Index	10.35	3.77	4.78	138,466

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 13, 2001.

15

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	1.2%	5.5%	6.7%	6.9%
2000	–4.0	5.2	1.2	1.3
2001	4.1	6.3	10.4	10.5
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	–1.8	2.7	0.9	1.0
2006	–1.3	3.2	1.9	1.5
2007	–0.5	4.3	3.8	3.8
2008	5.3	4.5	9.8	10.3

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	10/28/1991	7.89%	3.34%	0.70%	4.33%	5.03%
Admiral Shares	2/13/2001	8.02	3.48	0.78[3]	3.87[3]	4.65[3]

1  Lehman 1–5 Year U.S. Treasury Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

16

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.3%)
U.S. Government Securities (91.0%)
	U.S. Treasury Note	4.875%	10/31/08	50,000	50,976
	U.S. Treasury Note	4.500%	2/15/09	45,000	46,062
	U.S. Treasury Note	4.750%	2/28/09	55,000	56,495
	U.S. Treasury Note	4.500%	4/30/09	333,000	342,520
	U.S. Treasury Note	4.875%	5/15/09	211,000	218,187
	U.S. Treasury Note	4.875%	5/31/09	210,000	217,415
	U.S. Treasury Note	4.875%	8/15/09	260,000	270,603
	U.S. Treasury Note	3.125%	11/30/09	395,000	401,727
	U.S. Treasury Note	3.250%	12/31/09	300,000	306,093
1	U.S. Treasury Note	3.500%	2/15/10	440,000	451,686
	U.S. Treasury Note	4.750%	2/15/10	400,000	420,564
	U.S. Treasury Note	6.500%	2/15/10	50,000	54,281
	U.S. Treasury Note	4.000%	4/15/10	200,000	207,812
	U.S. Treasury Note	3.875%	9/15/10	15,000	15,635
	U.S. Treasury Note	4.375%	12/15/10	85,000	90,020
	U.S. Treasury Note	4.875%	4/30/11	30,500	32,873
	U.S. Treasury Note	5.125%	6/30/11	45,000	48,966
	U.S. Treasury Note	4.875%	7/31/11	100,000	108,094
	U.S. Treasury Note	4.625%	10/31/11	70,200	75,454
	U.S. Treasury Note	4.500%	11/30/11	60,000	64,275
	U.S. Treasury Note	4.625%	2/29/12	62,000	66,786
	U.S. Treasury Note	4.500%	3/31/12	122,000	130,883
	U.S. Treasury Note	4.500%	4/30/12	102,000	109,443
	U.S. Treasury Note	4.875%	6/30/12	45,000	48,994
	U.S. Treasury Note	4.625%	7/31/12	135,000	145,673
					3,981,517
Agency Bonds and Notes (6.2%)
2	Federal Home Loan Mortgage Corp.	5.125%	8/23/10	86,500	91,538
2	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	20,000	21,962
2	Federal National Mortgage Assn.	7.250%	1/15/10	20,000	21,700
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.450%	12/15/10	8,182	8,755
	Private Export Funding Corp.	6.670%	9/15/09	17,000	18,014
	Private Export Funding Corp.	7.200%	1/15/10	7,100	7,703
	Private Export Funding Corp.	7.250%	6/15/10	64,080	70,714
	Private Export Funding Corp.	6.070%	4/30/11	29,000	31,901
					272,287
Mortgage-Backed Securities (0.1%)
[2,3] Federal Home Loan Mortgage Corp.		5.500%	4/1/16–5/1/16	890	919

17

Short-Term Treasury Fund

[2,3] Federal Home Loan Mortgage Corp.	7.000%	9/1/15–1/1/16	645	678
[2,3] Federal National Mortgage Assn.	7.000%	11/1/15–3/1/16	1,696	1,783
				3,380
Total U.S. Government and Agency Obligations (Cost $4,134,644)				4,257,184
Temporary Cash Investment (1.6%)
Repurchase Agreement
BNP Paribas Securities Corp.
(Dated 1/31/08, Repurchase Value $68,507,000,
collateralized by Federal National
Mortgage Assn.5.400%, 2/1/08, Federal
Home Loan Bank 5.125%, 9/10/10)
(Cost $68,501)	2.900%	2/1/08	68,501	68,501
Total Investments (98.9%) (Cost $4,203,145)				4,325,685
Other Assets and Liabilities (1.1%)
Other Assets—Note B				64,362
Liabilities				(15,794)
				48,568
Net Assets (100%)				4,374,253

At January 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	4,246,221
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	4,494
Unrealized Appreciation
Investment Securities	122,540
Futures Contracts	998
Net Assets	4,374,253

Investor Shares—Net Assets
Applicable to 158,044,873 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,707,213
Net Asset Value Per Share—Investor Shares	$10.80

Admiral Shares—Net Assets
Applicable to 246,900,590 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,667,040
Net Asset Value Per Share—Admiral Shares	$10.80

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $2,566,000 have been segregated as initial margin for open futures contracts.

2  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3  The average or expected maturity is shorter than the final maturity shown due to the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

18

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	167,876
Total Income	167,876
Expenses
The Vanguard Group—Note B
Investment Advisory Services	322
Management and Administrative
Investor Shares	2,500
Admiral Shares	1,399
Marketing and Distribution
Investor Shares	364
Admiral Shares	596
Custodian Fees	50
Auditing Fees	28
Shareholders’ Reports
Investor Shares	80
Admiral Shares	8
Trustees’ Fees and Expenses	4
Total Expenses	5,351
Net Investment Income	162,525
Realized Net Gain (Loss)
Investment Securities Sold	65,296
Futures Contracts	(4,235)
Realized Net Gain (Loss)	61,061
Change in Unrealized Appreciation (Depreciation)
Investment Securities	140,926
Futures Contracts	1,017
Change in Unrealized Appreciation (Depreciation)	141,943
Net Increase (Decrease) in Net Assets Resulting from Operations	365,529

19

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,525	147,307
Realized Net Gain (Loss)	61,061	(25,517)
Change in Unrealized Appreciation (Depreciation)	141,943	9,052
Net Increase (Decrease) in Net Assets Resulting from Operations	365,529	130,842
Distributions
Net Investment Income
Investor Shares	(60,646)	(56,583)
Admiral Shares	(101,879)	(90,724)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(162,525)	(147,307)
Capital Share Transactions—Note E
Investor Shares	301,884	(34,099)
Admiral Shares	361,662	225,518
Net Increase (Decrease) from Capital Share Transactions	663,546	191,419
Total Increase (Decrease)	866,550	174,954
Net Assets
Beginning of Period	3,507,703	3,332,749
End of Period	4,374,253	3,507,703

20

Short-Term Treasury Fund

Financial Highlights

Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.26	$10.31	$10.45	$10.64	$10.79
Investment Operations
Net Investment Income	.444	.436	.331	.279	.271
Net Realized and Unrealized Gain (Loss)
on Investments	.540	(.050)	(.140)	(.190)	.020
Total from Investment Operations	.984	.386	.191	.089	.291
Distributions
Dividends from Net Investment Income	(.444)	(.436)	(.331)	(.279)	(.271)
Distributions from Realized Capital Gains	—	—	—	—	(.170)
Total Distributions	(.444)	(.436)	(.331)	(.279)	(.441)
Net Asset Value, End of Period	$10.80	$10.26	$10.31	$10.45	$10.64

Total Return[1]	9.84%	3.82%	1.86%	0.85%	2.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,707	$1,328	$1,369	$1,854	$2,028
Ratio of Total Expenses to
Average Net Assets	0.22%	0.26%	0.26%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.24%	3.19%	2.65%	2.52%
Portfolio Turnover Rate	120%	114%	93%	108%	125%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

21

Short-Term Treasury Fund

Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.26	$10.31	$10.45	$10.64	$10.79
Investment Operations
Net Investment Income	.457	.452	.348	.292	.285
Net Realized and Unrealized Gain (Loss)
on Investments	.540	(.050)	(.140)	(.190)	.020
Total from Investment Operations	.997	.402	.208	.102	.305
Distributions
Dividends from Net Investment Income	(.457)	(.452)	(.348)	(.292)	(.285)
Distributions from Realized Capital Gains	—	—	—	—	(.170)
Total Distributions	(.457)	(.452)	(.348)	(.292)	(.455)
Net Asset Value, End of Period	$10.80	$10.26	$10.31	$10.45	$10.64

Total Return	9.98%	3.98%	2.02%	0.97%	2.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,667	$2,179	$1,964	$1,605	$1,657
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.38%	4.40%	3.35%	2.77%	2.65%
Portfolio Turnover Rate	120%	114%	93%	108%	125%

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Short-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $356,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a capital loss carryforward of $56,586,000 to offset taxable capital gains realized during the year ended January 31, 2008, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2008, the fund had $8,928,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $3,519,000 through January 31, 2008, which are deferred and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2008, the cost of investment securities for tax purposes was $4,206,664,000. Net unrealized appreciation of investment securities for tax purposes was $119,021,000, consisting of unrealized gains of $119,408,000 on securities that had risen in value since their purchase and $387,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year Treasury Note	375	42,375	998

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2008, the fund purchased $4,974,613,000 of investment securities and sold $4,373,521,000 of investment securities, other than temporary cash investments.

24

Short-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	739,397	70,533	378,933	36,912
Issued in Lieu of Cash Distributions	55,158	5,293	50,835	4,949
Redeemed	(492,671)	(47,272)	(463,867)	(45,178)
Net Increase (Decrease)—Investor Shares	301,884	28,554	(34,099)	(3,317)
Admiral Shares
Issued	1,115,387	106,620	726,143	70,694
Issued in Lieu of Cash Distributions	86,583	8,310	79,592	7,748
Redeemed	(840,308)	(80,494)	(580,217)	(56,484)
Net Increase (Decrease)—Admiral Shares	361,662	34,436	225,518	21,958

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

25

Short-Term Federal Fund

Short-Term Federal Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	49	589	9,133
Yield		—	—
Investor Shares	3.4%
Admiral Shares	3.5%
Yield to Maturity	3.1%[3]	2.7%	4.5%
Average Coupon	5.2%	4.5%	5.4%
Average Effective
Maturity	2.5 years	2.6 years	6.8 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.2 years	2.3 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	2.4%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.78
Beta	0.85	0.53

Sector Diversification[6] (% of portfolio)

Government Mortgage-Backed	13.4%
Treasury/Agency	84.2
Short-Term Reserves	2.4

Distribution by Maturity (% of portfolio)

Under 1 Year	25.7%
1–3 Years	52.2
3–5 Years	19.8
Over 5 Years	2.3

26

Short-Term Federal Fund

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1  Lehman 1–5 Year U.S. Government Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Moody’s Investors Service.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 83 and 84.

6  The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

27

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Federal Fund Investor Shares[1]	9.25%	3.75%	5.20%	$16,601
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman 1–5 Year U.S. Government Index	9.86	3.81	5.25	16,686
Average 1–5 Year Government Fund[2]	6.94	2.90	4.29	15,225

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Federal Fund Admiral Shares	9.36%	3.83%	4.81%	$138,740
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman 1–5 Year U.S. Government Index	9.86	3.81	4.83	138,947

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

28

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	0.7%	5.9%	6.6%	6.9%
2000	–4.0	5.6	1.6	1.3
2001	4.4	6.5	10.9	10.8
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	–0.5	3.0	2.5	2.6
2005	–1.8	2.8	1.0	1.2
2006	–1.3	3.3	2.0	1.6
2007	0.1	4.2	4.3	4.0
2008	4.5	4.8	9.3	9.9

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	12/31/1987	7.43%	3.35%	0.58%	4.54%	5.12%
Admiral Shares	2/12/2001	7.53	3.44	0.62[3]	3.97[3]	4.59[3]

1  Lehman 1–5 Year U.S. Government Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 35 and 36 for dividend and capital gains information.

29

Short-Term Federal Fund

Financial Statements

Statement of Net Assets

As of January 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.2%)
U.S. Government Securities (0.9%)
1	U.S. Treasury Note	3.625%	7/15/09	27,400	27,969

Agency Bonds and Notes (83.2%)
2	Federal Home Loan Bank	3.375%	2/15/08	50,000	50,011
2	Federal Home Loan Bank	4.875%	3/5/08	100,000	100,194
2	Federal Home Loan Bank	3.875%	2/13/09	20,000	20,190
2	Federal Home Loan Bank	4.250%	5/15/09	19,640	19,996
2	Federal Home Loan Bank	5.000%	3/12/10	50,000	52,269
2	Federal Home Loan Bank	5.250%	6/11/10	25,000	26,405
2	Federal Home Loan Bank	5.125%	9/10/10	75,000	79,368
2	Federal Home Loan Bank	4.750%	12/10/10	25,000	26,306
2	Federal Home Loan Bank	3.625%	12/17/10	50,000	51,169
2	Federal Home Loan Bank	4.625%	2/18/11	50,000	52,627
2	Federal Home Loan Bank	5.000%	5/13/11	80,000	85,188
2	Federal Home Loan Bank	5.250%	6/10/11	29,105	31,265
2	Federal Home Loan Bank	4.625%	10/10/12	150,000	158,024
2	Federal Home Loan Mortgage Corp.	4.625%	8/22/08	75,000	75,809
2	Federal Home Loan Mortgage Corp.	4.875%	2/17/09	100,000	102,085
2	Federal Home Loan Mortgage Corp.	5.750%	3/15/09	21,500	22,190
2	Federal Home Loan Mortgage Corp.	5.000%	6/11/09	25,000	25,731
2	Federal Home Loan Mortgage Corp.	4.125%	11/30/09	135,000	138,300
2	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	50,000	54,379
2	Federal Home Loan Mortgage Corp.	4.750%	10/4/10	25,000	26,225
2	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	100,000	107,202
2	Federal Home Loan Mortgage Corp.	4.125%	12/21/12	25,000	25,774
[2,3]	Federal Home Loan Mortgage Corp.	5.450%	11/21/13	50,000	50,963
[2,3]	Federal Home Loan Mortgage Corp.	5.375%	1/9/14	50,000	51,083
2	Federal National Mortgage Assn.	4.750%	2/1/08	59,920	59,915
2	Federal National Mortgage Assn.	6.000%	5/15/08	37,000	37,344
2	Federal National Mortgage Assn.	5.250%	6/15/08	100,000	100,936
2	Federal National Mortgage Assn.	3.250%	8/15/08	50,000	50,156
2	Federal National Mortgage Assn.	4.000%	1/26/09	50,000	50,525
2	Federal National Mortgage Assn.	4.875%	4/15/09	50,000	51,194
2	Federal National Mortgage Assn.	5.125%	7/13/09	75,000	77,500
2	Federal National Mortgage Assn.	7.250%	1/15/10	100,000	108,502
2	Federal National Mortgage Assn.	4.625%	6/1/10	100,000	104,153
2	Federal National Mortgage Assn.	7.125%	6/15/10	157,975	173,836
2	Federal National Mortgage Assn.	5.125%	4/15/11	50,000	53,454
2	Federal National Mortgage Assn.	4.750%	11/19/12	100,000	105,923
2	Federal National Mortgage Assn.	3.625%	2/12/13	50,000	50,399
	Private Export Funding Corp.	6.670%	9/15/09	17,000	18,014

30

Short-Term Federal Fund

					2,474,604
Mortgage-Backed Securities (14.1%)
	Conventional Mortgage-Backed Securities (8.9%)
[2,3]	Federal Home Loan Mortgage Corp.	5.500%	2/1/16–11/1/17	29,917	30,796
[2,3]	Federal Home Loan Mortgage Corp.	6.500%	9/1/11	748	769
[2,3]	Federal Home Loan Mortgage Corp.	7.500%	2/1/08	2	2
[2,3]	Federal National Mortgage Assn.	5.000%	8/1/20–7/1/22	167,402	169,741
[2,3]	Federal National Mortgage Assn.	5.500%	11/1/21–5/1/22	33,061	33,871
[2,3]	Federal National Mortgage Assn.	6.000%	4/1/17	8,988	9,277
[2,3]	Federal National Mortgage Assn.	6.500%	10/1/20–9/1/16	15,487	16,070
[2,3]	Federal National Mortgage Assn.	7.500%	3/1/15–8/1/15	714	750
[2,3]	Federal National Mortgage Assn.	8.000%	10/1/14–9/1/15	2,848	3,007

[2,3]	Nonconventional Mortgage-Backed Securities (5.2%)
[2,3]	Federal Home Loan Mortgage Corp.	3.727%	8/1/33	4,761	4,809
[2,3]	Federal Home Loan Mortgage Corp.	5.990%	5/1/36	9,321	9,552
[2,3]	Federal National Mortgage Assn.	3.541%	10/1/33	7,984	8,069
[2,3]	Federal National Mortgage Assn.	3.568%	8/1/33	6,123	6,205
[2,3]	Federal National Mortgage Assn.	3.693%	8/1/33	2,158	2,190
[2,3]	Federal National Mortgage Assn.	3.695%	7/1/33	4,184	4,230
[2,3]	Federal National Mortgage Assn.	3.715%	9/1/33	18,802	19,041
[2,3]	Federal National Mortgage Assn.	3.717%	6/1/33	7,655	7,716
[2,3]	Federal National Mortgage Assn.	3.798%	9/1/33	8,771	8,890
[2,3]	Federal National Mortgage Assn.	3.803%	8/1/33	8,743	8,872
[2,3]	Federal National Mortgage Assn.	3.816%	7/1/33	9,517	9,783
[2,3]	Federal National Mortgage Assn.	4.303%	8/1/34	5,975	6,027
[2,3]	Federal National Mortgage Assn.	4.318%	6/1/34	25,624	25,902
[2,3]	Federal National Mortgage Assn.	6.298%	9/1/36	17,870	18,473
[2,3]	Federal National Mortgage Assn.	6.421%	9/1/36	15,650	16,304
					420,346
Total U.S. Government and Agency Obligations (Cost $2,843,212)					2,922,919
Temporary Cash Investment (2.6%)
Repurchase Agreement
	BNP Paribas Securities Corp.
	(Dated 1/31/08, Repurchase Value $75,850,000,
	collateralized by Federal Home Loan Bank 5.500%,
	6/12/15, and Federal Home Loan Mortgage Corp.
	5.000%–5.750%, 1/15/12–7/15/14)
	(Cost $75,844)	2.900%	2/1/08	75,844	75,844
Total Investments (100.8%) (Cost $2,919,056)					2,998,763
Other Assets and Liabilities (–0.8%)
Other Assets—Note B					45,017
Liabilities					(68,026)
					(23,009)
Net Assets (100%)					2,975,754

31

Short-Term Federal Fund

At January 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	2,920,707
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(28,540)
Unrealized Appreciation (Depreciation)
Investment Securities	79,707
Futures Contracts	3,880
Net Assets	2,975,754

Investor Shares—Net Assets
Applicable to 153,970,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,650,318
Net Asset Value Per Share—Investor Shares	$10.72

Admiral Shares—Net Assets
Applicable to 123,660,157 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,325,436
Net Asset Value Per Share—Admiral Shares	$10.72

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $2,500,000 have been segregated as initial margin for open futures contracts.

2  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

32

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	126,032
Total Income	126,032
Expenses
The Vanguard Group—Note B
Investment Advisory Services	234
Management and Administrative
Investor Shares	2,387
Admiral Shares	694
Marketing and Distribution
Investor Shares	402
Admiral Shares	276
Custodian Fees	49
Auditing Fees	33
Shareholders’ Reports
Investor Shares	74
Admiral Shares	7
Trustees’ Fees and Expenses	3
Total Expenses	4,159
Net Investment Income	121,873
Realized Net Gain (Loss)
Investment Securities Sold	(1,669)
Futures Contracts	14,585
Realized Net Gain (Loss)	12,916
Change in Unrealized Appreciation (Depreciation)
Investment Securities	105,432
Futures Contracts	4,683
Change in Unrealized Appreciation (Depreciation)	110,115
Net Increase (Decrease) in Net Assets Resulting from Operations	244,904

33

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	121,873	108,712
Realized Net Gain (Loss)	12,916	(18,179)
Change in Unrealized Appreciation (Depreciation)	110,115	21,358
Net Increase (Decrease) in Net Assets Resulting from Operations	244,904	111,891
Distributions
Net Investment Income
Investor Shares	(69,438)	(64,714)
Admiral Shares	(52,435)	(43,998)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(121,873)	(108,712)
Capital Share Transactions—Note E
Investor Shares	66,959	(173,050)
Admiral Shares	208,478	67,830
Net Increase (Decrease) from Capital Share Transactions	275,437	(105,220)
Total Increase (Decrease)	398,468	(102,041)
Net Assets
Beginning of Period	2,577,286	2,679,327
End of Period	2,975,754	2,577,286

34

Short-Term Federal Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.26	$10.25	$10.39	$10.60	$10.67
Investment Operations
Net Investment Income	.465	.420	.340	.291	.304
Net Realized and Unrealized Gain (Loss)
on Investments	.460	.010	(.140)	(.189)	(.046)
Total from Investment Operations	.925	.430	.200	.102	.258
Distributions
Dividends from Net Investment Income	(.465)	(.420)	(.340)	(.291)	(.311)
Distributions from Realized Capital Gains	—	—	—	(.021)	(.017)
Total Distributions	(.465)	(.420)	(.340)	(.312)	(.328)
Net Asset Value, End of Period	$10.72	$10.26	$10.25	$10.39	$10.60

Total Return[1]	9.25%	4.29%	1.96%	0.98%	2.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,650	$1,514	$1,686	$2,403	$2,604
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.48%	4.10%	3.29%	2.77%	2.86%
Portfolio Turnover Rate	70%	89%	51%	49%	81%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

35

Short-Term Federal Fund

Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.26	$10.25	$10.39	$10.60	$10.67
Investment Operations
Net Investment Income	.475	.431	.350	.300	.310
Net Realized and Unrealized Gain (Loss)
on Investments	.460	.010	(.140)	(.189)	(.046)
Total from Investment Operations	.935	.441	.210	.111	.264
Distributions
Dividends from Net Investment Income	(.475)	(.431)	(.350)	(.300)	(.317)
Distributions from Realized Capital Gains	—	—	—	(.021)	(.017)
Total Distributions	(.475)	(.431)	(.350)	(.321)	(.334)
Net Asset Value, End of Period	$10.72	$10.26	$10.25	$10.39	$10.60

Total Return	9.36%	4.39%	2.06%	1.06%	2.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,325	$1,063	$993	$690	$662
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.58%	4.20%	3.39%	2.86%	2.91%
Portfolio Turnover Rate	70%	89%	51%	49%	81%

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

37

Short-Term Federal Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $242,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2008, the fund had available realized losses of $24,700,000 to offset future net capital gains of $5,787,000 through January 31, 2014, and $18,913,000 through January 31, 2015.

At January 31, 2008, the cost of investment securities for tax purposes was $2,919,056,000. Net unrealized appreciation of investment securities for tax purposes was $79,707,000, consisting of unrealized gains of $80,614,000 on securities that had risen in value since their purchase and $907,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	1,803	384,433	3,710
5-Year Treasury Note	86	9,718	170

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2008, the fund purchased $2,056,989,000 of investment securities and sold $1,555,941,000 of investment securities, other than temporary cash investments.

38

Short-Term Federal Fund

E. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	502,123	48,198	308,589	30,156
Issued in Lieu of Cash Distributions	62,890	6,049	57,648	5,630
Redeemed	(498,054)	(47,886)	(539,287)	(52,727)
Net Increase (Decrease)—Investor Shares	66,959	6,361	(173,050)	(16,941)
Admiral Shares
Issued	479,535	45,977	346,637	33,905
Issued in Lieu of Cash Distributions	44,070	4,236	35,570	3,474
Redeemed	(315,127)	(30,170)	(314,377)	(30,729)
Net Increase (Decrease)—Admiral Shares	208,478	20,043	67,830	6,650

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

39

Intermediate-Term Treasury Fund

Intermediate-Term Treasury Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	39	32	9,133
Yield		—	—
Investor Shares	3.1%
Admiral Shares	3.2%
Yield to Maturity	3.2%[3]	3.6%	4.5%
Average Coupon	5.0%	5.2%	5.4%
Average Effective
Maturity	6.2 years	7.5 years	6.8 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	5.1 years	6.1 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	2.8%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.91
Beta	0.87	1.34

Sector Diversification[6] (% of portfolio)

Government Mortgage-Backed	0.1%
Treasury/Agency	97.1
Short-Term Reserves	2.8

Distribution by Maturity (% of portfolio)

Under 1 Year	2.9%
1–5 Years	32.3
5–10 Years	50.8
10–20 Years	14.0

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

40

Intermediate-Term Treasury Fund

Investment Focus

1  Lehman 5–10 Year U.S. Treasury Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Moody’s Investors Service.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 83 and 84.

6  The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

41

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Treasury Fund
Investor Shares[1]	13.68%	4.94%	6.40%	$18,599
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman 5–10 Year U.S. Treasury Index	14.13	5.01	6.39	18,586
Average General Treasury Fund[2]	11.86	4.87	5.76	17,500

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Intermediate-Term Treasury Fund Admiral Shares	13.86%	5.10%	6.46%	$154,684
Lehman Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman 5–10 U.S. Year Treasury Index	14.13	5.01	6.33	153,337

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

42

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	3.3%	6.1%	9.4%	10.0%
2000	–10.1	5.5	–4.6	–5.0
2001	9.1	7.0	16.1	15.8
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	–0.5	4.2	3.7	3.7
2005	–1.3	4.4	3.1	3.6
2006	–3.1	4.5	1.4	1.1
2007	–1.5	4.7	3.2	3.0
2008	8.7	5.0	13.7	14.1

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	10/28/1991	9.98%	4.20%	0.98%	5.28%	6.26%
Admiral Shares	2/12/2001	10.15	4.35	1.06[3]	5.01[3]	6.07[3]

1  Lehman 5–10 Year U.S. Treasury Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 49 and 50 for dividend and capital gains information.

43

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (96.0%)
U.S. Government Securities (86.3%)
	U.S. Treasury Bond	3.625%	5/15/13	278,100	288,137
1	U.S. Treasury Bond	4.000%	2/15/15	456,000	476,807
	U.S. Treasury Bond	8.750%	5/15/17	32,700	45,673
	U.S. Treasury Bond	9.125%	5/15/18	62,000	90,036
	U.S. Treasury Bond	9.000%	11/15/18	68,000	98,770
	U.S. Treasury Bond	8.875%	2/15/19	342,000	494,190
	U.S. Treasury Note	4.500%	2/28/11	16,000	17,035
	U.S. Treasury Note	4.625%	10/31/11	175,000	188,097
	U.S. Treasury Note	4.500%	11/30/11	304,000	325,660
	U.S. Treasury Note	4.625%	12/31/11	58,000	62,468
	U.S. Treasury Note	4.625%	2/29/12	90,000	96,947
	U.S. Treasury Note	4.500%	3/31/12	420,000	450,580
	U.S. Treasury Note	4.875%	6/30/12	170,000	185,087
	U.S. Treasury Note	4.250%	9/30/12	25,000	26,594
	U.S. Treasury Note	3.875%	10/31/12	80,000	83,800
	U.S. Treasury Note	4.250%	11/15/13	784,000	836,551
	U.S. Treasury Note	4.000%	2/15/14	457,500	481,519
	U.S. Treasury Note	4.250%	8/15/14	60,000	63,844
	U.S. Treasury Note	4.250%	11/15/14	120,000	127,537
	U.S. Treasury Note	4.125%	5/15/15	20,000	21,019
	U.S. Treasury Note	4.500%	2/15/16	30,000	32,194
	U.S. Treasury Note	5.125%	5/15/16	81,000	90,315
	U.S. Treasury Note	4.875%	8/15/16	125,000	137,149
	U.S. Treasury Note	4.625%	11/15/16	30,000	32,386
					4,752,395
Agency Bonds and Notes (8.7%)
	Agency for International Development–
	Egypt (U.S. Government Guaranteed)	4.450%	9/15/15	40,000	41,364
2	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	19,500	21,295
2	Federal National Mortgage Assn.	4.375%	3/15/13	22,000	22,946
2	Federal National Mortgage Assn.	5.000%	5/11/17	39,500	42,032
[3,4]	Guaranteed Trade Trust
	(U.S. Government Guaranteed)	6.690%	1/15/09	5,936	5,995
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.600%	12/15/12	16,977	18,634
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.050%	11/15/13	22,500	24,732
Private Export Funding Corp.		7.200%	1/15/10	12,900	13,996
Private Export Funding Corp.		7.250%	6/15/10	135,920	149,990
Private Export Funding Corp.		6.070%	4/30/11	51,000	56,101
Private Export Funding Corp.		5.685%	5/15/12	10,000	10,956

44

Intermediate-Term Treasury Fund

Private Export Funding Corp.	4.950%	11/15/15	65,000	69,054
				477,095
Mortgage-Backed Securities (1.0%)
[2,3] Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	2,410	2,484
[2,3] Federal Home Loan Mortgage Corp.	7.000%	5/1/15–3/1/16	684	719
[2,3] Federal National Mortgage Assn. Grantor Trust	7.300%	5/25/10	30,000	32,349
[2,3] Federal National Mortgage Assn. Grantor Trust	5.763%	12/25/11	20,000	21,516
				57,068
Total U.S. Government and Agency Obligations (Cost $4,905,904)				5,286,558
Temporary Cash Investments (2.8%)
Repurchase Agreements
UBS Securities LLC
(Dated 1/31/08, Repurchase Value $54,004,000,
collateralized by Federal Home Loan
Mortgage Corp. 7.000%, 3/15/10)	2.850%	2/1/08	54,000	54,000

BNP Paribas Securities Corp.
(Dated 1/31/08, Repurchase Value $100,534,000,
collateralized by Federal Home Loan
Bank 5.000%,2/4/09, and Federal Home Loan
Mortgage Corp. 4.125%, 7/12/10)	2.900%	2/1/08	100,526	100,526
Total Temporary Cash Investments (Cost $154,526)				154,526
Total Investments (98.8%) (Cost $5,060,430)				5,441,084
Other Assets and Liabilities (1.2%)
Other Assets—Note B				80,998
Liabilities				(15,922)
				65,076
Net Assets (100%)				5,506,160

45

Intermediate-Term Treasury Fund

At January 31, 2008, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	5,172,217
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(48,935)
Unrealized Appreciation
Investment Securities	380,654
Futures Contracts	2,224
Net Assets	5,506,160

Investor Shares—Net Assets
Applicable to 194,828,712 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,263,199
Net Asset Value Per Share—Investor Shares	$11.62

Admiral Shares—Net Assets
Applicable to 279,172,096 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,242,961
Net Asset Value Per Share—Admiral Shares	$11.62

•	See Note A in Notes to Financial Statements.
1	Securities with a value of $2,614,000 have been segregated as initial margin for open futures contracts.
2

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the value of this security represented 0.1% of net assets.

5	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

46

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	209,046
Total Income	209,046
Expenses
The Vanguard Group—Note B
Investment Advisory Services	375
Management and Administrative
Investor Shares	3,948
Admiral Shares	1,620
Marketing and Distribution
Investor Shares	467
Admiral Shares	581
Custodian Fees	58
Auditing Fees	30
Shareholders’ Reports
Investor Shares	124
Admiral Shares	13
Trustees’ Fees and Expenses	5
Total Expenses	7,221
Net Investment Income	201,825
Realized Net Gain (Loss)
Investment Securities Sold	15,040
Futures Contracts	(772)
Realized Net Gain (Loss)	14,268
Change in Unrealized Appreciation (Depreciation)
Investment Securities	373,215
Futures Contracts	2,251
Change in Unrealized Appreciation (Depreciation)	375,466
Net Increase (Decrease) in Net Assets Resulting from Operations	591,559

47

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	201,825	183,632
Realized Net Gain (Loss)	14,268	(52,462)
Change in Unrealized Appreciation (Depreciation)	375,466	(5,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	591,559	125,814
Distributions
Net Investment Income
Investor Shares	(82,785)	(78,606)
Admiral Shares	(119,040)	(105,026)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(201,825)	(183,632)
Capital Share Transactions—Note E
Investor Shares	424,313	(32,212)
Admiral Shares	741,365	212,944
Net Increase (Decrease) from Capital Share Transactions	1,165,678	180,732
Total Increase (Decrease)	1,555,412	122,914
Net Assets
Beginning of Period	3,950,748	3,827,834
End of Period	5,506,160	3,950,748

48

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.69	$10.85	$11.28	$11.45	$11.69
Investment Operations
Net Investment Income	.491	.499	.509	.504	.483
Net Realized and Unrealized Gain (Loss)
on Investments	.930	(.160)	(.354)	(.154)	(.058)
Total from Investment Operations	1.421	.339	.155	.350	.425
Distributions
Dividends from Net Investment Income	(.491)	(.499)	(.509)	(.504)	(.483)
Distributions from Realized Capital Gains	—	—	(.076)	(.016)	(.182)
Total Distributions	(.491)	(.499)	(.585)	(.520)	(.665)
Net Asset Value, End of Period	$11.62	$10.69	$10.85	$11.28	$11.45

Total Return[1]	13.68%	3.22%	1.41%	3.14%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,263	$1,676	$1,735	$2,169	$2,261
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.26%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.48%	4.66%	4.59%	4.45%	4.14%
Portfolio Turnover Rate	52%	87%	66%	61%	34%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

49

Intermediate-Term Treasury Fund

Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.69	$10.85	$11.28	$11.45	$11.69
Investment Operations
Net Investment Income	.509	.516	.526	.518	.498
Net Realized and Unrealized Gain (Loss)
on Investments	.930	(.160)	(.354)	(.154)	(.058)
Total from Investment Operations	1.439	.356	.172	.364	.440
Distributions
Dividends from Net Investment Income	(.509)	(.516)	(.526)	(.518)	(.498)
Distributions from Realized Capital Gains	—	—	(.076)	(.016)	(.182)
Total Distributions	(.509)	(.516)	(.602)	(.534)	(.680)
Net Asset Value, End of Period	$11.62	$10.69	$10.85	$11.28	$11.45

Total Return	13.86%	3.38%	1.56%	3.27%	3.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,243	$2,274	$2,093	$1,665	$1,694
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.64%	4.82%	4.75%	4.58%	4.27%
Portfolio Turnover Rate	52%	87%	66%	61%	34%

See accompanying Notes, which are an integral part of the Financial Statements.

50

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and

51

Intermediate-Term Treasury Fund

losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $426,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2008, the fund had available realized losses of $45,236,000 to offset future net capital gains through January 31, 2015.

At January 31, 2008, the cost of investment securities for tax purposes was $5,061,966,000. Net unrealized appreciation of investment securities for tax purposes was $379,118,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

At January 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	725	84,621	2,224

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2008, the fund purchased $3,287,163,000 of investment securities and sold $2,250,979,000 of investment securities, other than temporary cash investments.

52

Intermediate-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	930,915	84,257	365,615	34,153
Issued in Lieu of Cash Distributions	70,612	6,435	65,448	6,112
Redeemed	(577,214)	(52,653)	(463,275)	(43,298)
Net Increase (Decrease)—Investor Shares	424,313	38,039	(32,212)	(3,033)
Admiral Shares
Issued	1,169,020	105,578	561,127	52,333
Issued in Lieu of Cash Distributions	96,216	8,768	84,712	7,909
Redeemed	(523,871)	(47,887)	(432,895)	(40,411)
Net Increase (Decrease)—Admiral Shares	741,365	66,459	212,944	19,831

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

53

GNMA Fund

GNMA Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	30[3]	109	9,133
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	4.8%[4]	5.1%	4.5%
Average Coupon	5.6%	5.7%	5.4%
Average Effective
Maturity	4.7 years	5.9 years	6.8 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.8 years	2.9 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.11%
Short-Term Reserves	4.3%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.90
Beta	1.02	0.83

54

GNMA Fund

Distribution by Coupon (% of portfolio)

Below 6%	60.6%
6%–7%	36.7
7%–8%	2.3
Over 8%	0.4

Investment Focus

1  Lehman GNMA Index.

2  Lehman U.S. Aggregate Bond Index.

3  Issues are mortgage pools grouped by coupon.

4  Before expenses.

5  Moody’s Investors Service.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 83 and 84.

55

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
GNMA Fund Investor Shares[1]	8.56%	4.49%	5.79%	$17,564
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman GNMA Index	8.80	4.69	5.93	17,785
Average GNMA Fund[2]	8.13	3.77	5.03	16,339

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
GNMA Fund Admiral Shares	8.67%	4.58%	5.61%	$146,270
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman GNMA Index	8.80	4.69	5.59	146,029

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

56

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	0.0%	6.8%	6.8%	6.7%
2000	–7.3	6.4	–0.9	0.3
2001	6.6	7.5	14.1	13.9
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	–1.9	4.8	2.9	3.1
2005	–0.4	4.7	4.3	4.4
2006	–1.8	4.7	2.9	3.0
2007	–1.3	5.2	3.9	4.3
2008	3.1	5.5	8.6	8.8

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	6/27/1980	7.01%	4.25%	–0.03%	5.79%	5.76%
Admiral Shares	2/12/2001	7.11	4.34	0.10[3]	5.37[3]	5.47[3]

1  Lehman GNMA Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 62 and 63 for dividend and capital gains information.

57

GNMA Fund

Financial Statements

Statement of Net Assets

As of January 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Government National Mortgage Association Obligations (96.0%)
1	Government National Mortgage Assn.	4.159%	2/21/41	74,233	73,407
1	Government National Mortgage Assn.	4.500%	5/15/33–3/15/37	97,367	95,248
1	Government National Mortgage Assn.	5.000%	7/15/20–6/16/37	3,797,244	3,811,248
1	Government National Mortgage Assn.	5.500%	3/15/13–10/15/37	9,699,155	9,913,178
1	Government National Mortgage Assn.	6.000%	10/15/16–9/15/37	5,857,547	6,065,451
1	Government National Mortgage Assn.	6.500%	6/15/08–12/15/37	2,263,099	2,362,869
1	Government National Mortgage Assn.	7.000%	2/15/08–12/15/36	363,114	386,350
1	Government National Mortgage Assn.	7.250%	12/15/26–2/15/27	165	176
1	Government National Mortgage Assn.	7.500%	3/15/08–10/15/31	130,891	140,782
1	Government National Mortgage Assn.	7.750%	2/15/27	256	258
1	Government National Mortgage Assn.	8.000%	4/15/08–8/15/31	58,599	63,102
1	Government National Mortgage Assn.	8.250%	4/15/08–7/15/08	12	12
1	Government National Mortgage Assn.	8.500%	8/15/08–6/15/28	14,498	15,614
1	Government National Mortgage Assn.	9.000%	11/15/08–2/15/23	10,872	11,613
1	Government National Mortgage Assn.	9.250%	9/15/16–7/15/17	61	66
1	Government National Mortgage Assn.	9.500%	7/15/09–7/15/22	5,333	5,793
1	Government National Mortgage Assn.	10.000%	7/20/14–8/20/18	67	73
1	Government National Mortgage Assn.	11.000%	7/15/10–2/20/16	29	31
1	Government National Mortgage Assn.	11.250%	9/20/15–2/20/16	43	47
1	Government National Mortgage Assn.	11.500%	5/15/13–11/20/15	38	42
1	Government National Mortgage Assn.	12.000%	1/15/13–1/20/16	90	101
1	Government National Mortgage Assn.	12.500%	5/20/14–7/20/15	36	41
1	Government National Mortgage Assn.	13.000%	1/15/11–1/20/15	33	38
1	Government National Mortgage Assn.	13.500%	5/15/10–12/15/14	22	26
1	Government National Mortgage Assn.	14.000%	6/15/11	16	17
1	Government National Mortgage Assn.	15.000%	5/15/12	2	2
Total Government National Mortgage Association Obligations (Cost $22,599,025)					22,945,585
Temporary Cash Investments (4.3%)
Repurchase Agreements
	BNP Paribas Securities Corp.
	(Dated 1/31/08, Repurchase Value $446,837,000,
	collateralized by Government National Mortgage
	Assn.4.500%–7.000%, 9/15/31–7/15/39)	3.000%	2/1/08	446,800	446,800
UBS Securities LLC
(Dated 1/31/08, Repurchase Value $572,946,000,
collateralized by Federal Home Loan Mortgage Corp.
6.500%–16.250%, 5/1/08–7/15/93, Federal National
Mortgage Assn. 4.500%–8.500%, 8/1/08–12/1/47)
2.950%			2/1/08	572,900	572,900

58

GNMA Fund

Total Temporary Cash Investments (Cost $1,019,700)	1,019,700
Total Investments (100.3%) (Cost $23,618,725)	23,965,285
Other Assets and Liabilities (–0.3%)
Other Assets—Note C	127,095
Liabilities	(198,833)
(71,738)
Net Assets (100%)	23,893,547

At January 31, 2008, net assets consisted of:[2]

Amount
($000)
Paid-in Capital	23,659,376
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(112,389)
Unrealized Appreciation	346,560
Net Assets	23,893,547

Investor Shares—Net Assets
Applicable to 1,233,048,233 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,915,878
Net Asset Value Per Share—Investor Shares	$10.47

Admiral Shares—Net Assets
Applicable to 1,048,012,945 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,977,669
Net Asset Value Per Share—Admiral Shares	$10.47

•  See Note A in Notes to Financial Statements.

1  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

59

GNMA Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	1,253,663
Total Income	1,253,663
Expenses
Investment Advisory Fees—Note B	2,266
The Vanguard Group—Note C
Management and Administrative
Investor Shares	20,873
Admiral Shares	7,521
Marketing and Distribution
Investor Shares	2,645
Admiral Shares	1,704
Custodian Fees	1,601
Auditing Fees	32
Shareholders’ Reports
Investor Shares	559
Admiral Shares	75
Trustees’ Fees and Expenses	26
Total Expenses	37,302
Net Investment Income	1,216,361
Realized Net Gain (Loss) on Investment Securities Sold	(2,097)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	710,303
Net Increase (Decrease) in Net Assets Resulting from Operations	1,924,567

60

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,216,361	1,208,442
Realized Net Gain (Loss)	(2,097)	5,547
Change in Unrealized Appreciation (Depreciation)	710,303	(330,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,924,567	883,595
Distributions
Net Investment Income
Investor Shares	(663,782)	(679,004)
Admiral Shares	(552,579)	(529,438)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,216,361)	(1,208,442)
Capital Share Transactions—Note F
Investor Shares	(304,906)	(886,113)
Admiral Shares	496,065	19,104
Net Increase (Decrease) from Capital Share Transactions	191,159	(867,009)
Total Increase (Decrease)	899,365	(1,191,856)
Net Assets
Beginning of Period	22,994,182	24,186,038
End of Period	23,893,547	22,994,182

61

GNMA Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.16	$10.29	$10.48	$10.52	$10.72
Investment Operations
Net Investment Income	.533	.522	.483	.480	.502
Net Realized and Unrealized Gain (Loss)
on Investments	.310	(.130)	(.190)	(.040)	(.200)
Total from Investment Operations	.843	.392	.293	.440	.302
Distributions
Dividends from Net Investment Income	(.533)	(.522)	(.483)	(.480)	(.502)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.533)	(.522)	(.483)	(.480)	(.502)
Net Asset Value, End of Period	$10.47	$10.16	$10.29	$10.48	$10.52

Total Return[1]	8.56%	3.94%	2.88%	4.31%	2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,916	$12,835	$13,905	$18,946	$19,245
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.22%	5.14%	4.67%	4.61%	4.73%
Portfolio Turnover Rate	21%	18%	38%	53%	64%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

62

GNMA Fund

Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.16	$10.29	$10.48	$10.52	$10.72
Investment Operations
Net Investment Income	.543	.532	.492	.487	.509
Net Realized and Unrealized Gain (Loss)
on Investments	.310	(.130)	(.190)	(.040)	(.200)
Total from Investment Operations	.853	.402	.302	.447	.309
Distributions
Dividends from Net Investment Income	(.543)	(.532)	(.492)	(.487)	(.509)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.543)	(.532)	(.492)	(.487)	(.509)
Net Asset Value, End of Period	$10.47	$10.16	$10.29	$10.48	$10.52

Total Return	8.67%	4.04%	2.97%	4.38%	2.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,978	$10,159	$10,281	$5,363	$5,335
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.32%	5.24%	4.77%	4.68%	4.80%
Portfolio Turnover Rate	21%	18%	38%	53%	64%

See accompanying Notes, which are an integral part of the Financial Statements.

63

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2008, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

64

GNMA Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $1,975,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2008, the fund had available realized losses of $64,188,000 to offset future net capital gains of $29,714,000 through January 31, 2012, $26,020,000 through January 31, 2013, $6,347,000 through January 31, 2015, and $2,107,000 through January 31, 2016.

At January 31, 2008, the cost of investment securities for tax purposes was $23,618,725,000. Net unrealized appreciation of investment securities for tax purposes was $346,560,000, consisting of unrealized gains of $373,401,000 on securities that had risen in value since their purchase and $26,841,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2008, the fund purchased $4,871,380,000 of investment securities and sold $4,779,209,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,223,779	217,349	2,050,407	202,014
Issued in Lieu of Cash Distributions	568,410	55,644	574,128	56,605
Redeemed	(3,097,095)	(303,475)	(3,510,648)	(346,183)
Net Increase (Decrease)—Investor Shares	(304,906)	(30,482)	(886,113)	(87,564)
Admiral Shares
Issued	1,880,483	183,875	1,621,681	159,557
Issued in Lieu of Cash Distributions	386,273	37,806	364,607	35,943
Redeemed	(1,770,691)	(173,818)	(1,967,184)	(194,268)
Net Increase (Decrease)—Admiral Shares	496,065	47,863	19,104	1,232

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

65

Long-Term Treasury Fund

Long-Term Treasury Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	28	33	9,133
Yield		—	—
Investor Shares	4.0%
Admiral Shares	4.2%
Yield to Maturity	4.2%[3]	4.2%	4.5%
Average Coupon	6.7 years	6.8%	5.4%
Average Effective
Maturity	17.2 years	17.6 years	6.8 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	10.5 years	11.2 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	0.5%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.91
Beta	0.99	2.28

Sector Diversification[6] (% of portfolio)

Treasury/Agency	99.5%
Short-Term Reserves	0.5

Distribution by Maturity (% of portfolio)

Under 1 Year	0.5%
1–5 Years	0.0
5–10 Years	2.4
10–20 Years	71.2
20–30 Years	25.9

66

Long-Term Treasury Fund

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1  Lehman Long U.S. Treasury Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Moody’s Investors Service.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 83 and 84.

6  The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

67

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Treasury Fund Investor Shares[1]	13.09%	6.09%	7.04%	$19,749
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman Long U.S. Treasury Index	13.58	6.25	7.21	20,056
Average General Treasury Fund[2]	11.86	4.87	5.76	17,500

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Long-Term Treasury Fund Admiral Shares	13.27%	6.24%	7.29%	$163,216
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman Long U.S. Treasury Index	13.58	6.25	7.30	163,338

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

68

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	5.8%	6.2%	12.0%	12.3%
2000	–13.7	5.3	–8.4	–8.3
2001	11.7	6.9	18.6	18.8
2002	–0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	–1.9	4.9	3.0	2.9
2007	–3.1	4.9	1.8	2.0
2008	7.8	5.3	13.1	13.6

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	5/19/1986	9.24%	5.44%	1.46%	5.51%	6.97%
Admiral Shares	2/12/2001	9.42	5.59	1.59[3]	5.38[3]	6.97[3]

1  Lehman Long U.S. Treasury Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 74 and 75 for dividend and capital gains information.

69

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.6%)
U.S. Government Securities (95.3%)
U.S. Treasury Bond	9.125%	5/15/18	25,000	36,305
U.S. Treasury Bond	8.875%	2/15/19	35,500	51,298
U.S. Treasury Bond	8.125%	8/15/19	51,000	70,627
U.S. Treasury Bond	8.500%	2/15/20	17,000	24,281
U.S. Treasury Bond	8.750%	5/15/20	40,360	58,818
U.S. Treasury Bond	8.750%	8/15/20	102,000	149,064
U.S. Treasury Bond	7.875%	2/15/21	189,581	261,681
U.S. Treasury Bond	8.125%	5/15/21	92,875	130,997
U.S. Treasury Bond	8.125%	8/15/21	32,000	45,230
U.S. Treasury Bond	8.000%	11/15/21	23,000	32,301
U.S. Treasury Bond	7.250%	8/15/22	38,000	50,617
U.S. Treasury Bond	7.125%	2/15/23	83,000	109,781
U.S. Treasury Bond	6.250%	8/15/23	101,500	124,718
U.S. Treasury Bond	7.625%	2/15/25	60,000	84,253
U.S. Treasury Bond	6.875%	8/15/25	52,000	68,420
U.S. Treasury Bond	6.000%	2/15/26	92,200	111,475
U.S. Treasury Bond	6.750%	8/15/26	59,000	77,115
U.S. Treasury Bond	6.500%	11/15/26	25,050	31,982
U.S. Treasury Bond	6.625%	2/15/27	66,000	85,388
U.S. Treasury Bond	6.375%	8/15/27	122,650	155,076
U.S. Treasury Bond	6.125%	11/15/27	107,000	131,978
U.S. Treasury Bond	5.500%	8/15/28	25,000	28,820
U.S. Treasury Bond	5.250%	11/15/28	16,000	17,915
U.S. Treasury Bond	5.250%	2/15/29	103,500	115,903
U.S. Treasury Bond	6.125%	8/15/29	163,800	203,931
U.S. Treasury Bond	5.375%	2/15/31	151,725	173,843
U.S. Treasury Bond	5.000%	5/15/37	133,500	147,726
				2,579,543
Agency Note (2.3%)
Private Export Funding Corp.	4.950%	11/15/15	60,000	63,742
				63,742

70

Long-Term Treasury Fund

Total U.S. Government and Agency Obligations (Cost $2,382,976)				2,643,285
Temporary Cash Investment (0.5%)
Repurchase Agreement
BNP Paribas Securities Corp.
(Dated 1/31/08, Repurchase Value
$13,638,000,collateralized by Federal Home
Loan Bank 5.500%, 6/12/15) (Cost $13,637)	2.900%	2/1/08	13,637	13,637
Total Investments (98.1%) (Cost $2,396,613)				2,656,922
Other Assets and Liabilities (1.9%)
Income Receivable				55,791
Other Assets—Note B				4,272
Liabilities				(9,491)
				50,572
Net Assets (100%)				2,707,494

At January 31, 2008, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	2,456,984
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(9,799)
Unrealized Appreciation	260,309
Net Assets	2,707,494

Investor Shares—Net Assets
Applicable to 129,001,263 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,517,554
Net Asset Value Per Share—Investor Shares	$11.76

Admiral Shares—Net Assets
Applicable to 101,152,273 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,189,940
Net Asset Value Per Share—Admiral Shares	$11.76

•  See Note A in Notes to Financial Statements.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

71

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	115,371
Total Income	115,371
Expenses
The Vanguard Group—Note B
Investment Advisory Services	198
Management and Administrative
Investor Shares	2,806
Admiral Shares	606
Marketing and Distribution
Investor Shares	292
Admiral Shares	232
Custodian Fees	40
Auditing Fees	26
Shareholders’ Reports
Investor Shares	81
Admiral Shares	7
Trustees’ Fees and Expenses	3
Total Expenses	4,291
Net Investment Income	111,080
Realized Net Gain (Loss)
Investment Securities Sold	13,640
Futures Contracts	63
Realized Net Gain (Loss)	13,703
Change in Unrealized Appreciation (Depreciation)
Investment Securities	162,191
Futures Contracts	21
Change in Unrealized Appreciation (Depreciation)	162,212
Net Increase (Decrease) in Net Assets Resulting from Operations	286,995

72

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	111,080	107,855
Realized Net Gain (Loss)	13,703	11,363
Change in Unrealized Appreciation (Depreciation)	162,212	(81,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	286,995	37,905
Distributions
Net Investment Income
Investor Shares	(62,169)	(65,298)
Admiral Shares	(48,911)	(42,557)
Realized Capital Gain
Investor Shares	(9,899)	(6,648)
Admiral Shares	(7,401)	(3,886)
Total Distributions	(128,380)	(118,389)
Capital Share Transactions—Note E
Investor Shares	166,188	(104,926)
Admiral Shares	256,952	83,821
Net Increase (Decrease) from Capital Share Transactions	423,140	(21,105)
Total Increase (Decrease)	581,755	(101,589)
Net Assets
Beginning of Period	2,125,739	2,227,328
End of Period	2,707,494	2,125,739

73

Long-Term Treasury Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.99	$11.40	$11.76	$11.52	$11.66
Investment Operations
Net Investment Income	.533	.547	.563	.574	.562
Net Realized and Unrealized Gain (Loss)
on Investments	.855	(.356)	(.218)	.314	(.001)
Total from Investment Operations	1.388	.191	.345	.888	.561
Distributions
Dividends from Net Investment Income	(.533)	(.547)	(.563)	(.574)	(.562)
Distributions from Realized Capital Gains	(.085)	(.054)	(.142)	(.074)	(.139)
Total Distributions	(.618)	(.601)	(.705)	(.648)	(.701)
Net Asset Value, End of Period	$11.76	$10.99	$11.40	$11.76	$11.52

Total Return[1]	13.09%	1.80%	2.98%	8.01%	4.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,518	$1,262	$1,419	$1,490	$1,471
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.26%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.78%	4.96%	4.82%	5.02%	4.81%
Portfolio Turnover Rate	37%	68%	25%	38%	64%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

74

Long-Term Treasury Fund

Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.99	$11.40	$11.76	$11.52	$11.66
Investment Operations
Net Investment Income	.551	.564	.581	.588	.577
Net Realized and Unrealized Gain (Loss)
on Investments	.855	(.356)	(.218)	.314	(.001)
Total from Investment Operations	1.406	.208	.363	.902	.576
Distributions
Dividends from Net Investment Income	(.551)	(.564)	(.581)	(.588)	(.577)
Distributions from Realized Capital Gains	(.085)	(.054)	(.142)	(.074)	(.139)
Total Distributions	(.636)	(.618)	(.723)	(.662)	(.716)
Net Asset Value, End of Period	$11.76	$10.99	$11.40	$11.76	$11.52

Total Return	13.27%	1.96%	3.14%	8.15%	5.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,190	$863	$809	$436	$450
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.94%	5.12%	4.99%	5.15%	4.94%
Portfolio Turnover Rate	37%	68%	25%	38%	64%

See accompanying Notes, which are an integral part of the Financial Statements.

75

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

76

Long-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $208,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,084,000 from overdistributed net realized gains to paid-in capital.

For tax purposes, at January 31, 2008, the fund had short-term and long-term capital gains of $2,388,000 and $1,194,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

The fund had realized losses totaling $13,381,000 through January 31, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2008, the cost of investment securities for tax purposes was $2,409,994,000. Net unrealized appreciation of investment securities for tax purposes was $246,928,000, consisting of unrealized gains of $247,182,000 on securities that had risen in value since their purchase and $254,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2008, the fund purchased $1,239,562,000 of investment securities and sold $839,331,000 of investment securities, other than temporary cash investments.

77

Long-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	438,358	38,720	232,664	21,059
Issued in Lieu of Cash Distributions	65,449	5,860	65,019	5,904
Redeemed	(337,619)	(30,429)	(402,609)	(36,545)
Net Increase (Decrease)—Investor Shares	166,188	14,151	(104,926)	(9,582)
Admiral Shares
Issued	499,474	44,548	255,868	23,205
Issued in Lieu of Cash Distributions	43,735	3,914	35,164	3,192
Redeemed	(286,257)	(25,841)	(207,211)	(18,812)
Net Increase (Decrease)—Admiral Shares	256,952	22,621	83,821	7,585

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

78

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers

LLP Philadelphia, Pennsylvania

March 12, 2008

79

Special 2007 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100.00% of income dividends qualifies as interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100.00% of income dividends qualifies as interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 99.23% of income dividends qualifies as interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100.00% of income dividends qualifies as interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $18,964,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100.00% of income dividends qualifies as interest-related dividends.

80

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 82 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

81

Six Months Ended January 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Government Bond Funds	7/31/2007	1/31/2008	Period[1]
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,069.29	$1.10
Admiral Shares	1,000.00	1,069.87	0.52
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,065.19	$1.04
Admiral Shares	1,000.00	1,065.72	0.52
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,104.83	$1.38
Admiral Shares	1,000.00	1,105.72	0.53
GNMA Fund
Investor Shares	$1,000.00	$1,069.13	$1.10
Admiral Shares	1,000.00	1,069.67	0.57
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,107.10	$1.38
Admiral Shares	1,000.00	1,107.99	0.53
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.70	0.51

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.21% for Investor Shares, 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.26% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.26% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

82

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

83

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

84

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
152 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
152 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
152 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
152 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
152 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
152 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
152 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
152 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
152 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
152 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
152 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032008

Vanguard® Corporate Bond Funds Annual Report

January 31, 2008

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

> During the 12 months ended January 31, 2008, Investor Shares of the Vanguard Corporate Bond Funds posted returns ranging from 0.7% to 8.2%.

> Each fund either bettered, or was in line with, its benchmark index during the fiscal year and for the decade.

> U.S. Treasury bond yields declined dramatically across the maturity spectrum toward the end of the fiscal year. By contrast, the yields of some corporate bonds, especially those of longer-term and lower-quality issues, rose as investors became more risk averse.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	10
Short-Term Investment-Grade Fund	16
Intermediate-Term Investment-Grade Fund	35
Long-Term Investment-Grade Fund	52
High-Yield Corporate Fund	66
About Your Fund’s Expenses	82
Glossary	84

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	VFSTX	7.2%
Admiral™ Shares[1]	VFSUX	7.3
Institutional Shares [2]	VFSIX	7.3
Lehman 1–5 Year U.S. Credit Index		7.9
Average 1–5 Year Investment Grade Debt Fund[3]		5.2

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	VFICX	8.2%
Admiral Shares[1]	VFIDX	8.3
Lehman 5–10 Year U.S. Credit Index		6.9
Average Intermediate Investment Grade Debt Fund[3]		6.4

Vanguard Long-Term Investment-Grade Fund
Investor Shares	VWESX	4.4%
Admiral Shares[1]	VWETX	4.5
Lehman U.S. Long Credit A or Better Index		3.7
Average Corporate A-Rated Debt Fund[3]		5.8

Vanguard High-Yield Corporate Fund
Investor Shares	VWEHX	0.7%
Admiral Shares[1]	VWEAX	0.8
Lehman U.S. Corporate High Yield Index		–0.6
Average High-Current-Yield Fund[3]		–1.5

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 This class of shares also carries low expenses and is available for a minimum investment of $50 million.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The latter half of the fiscal year was marked by turbulent financial markets, including a swift and dramatic “flight to quality” in the fixed income markets. Each of the Vanguard Corporate Bond Funds weathered the experience well.

The interest rate environment was shaped by the Federal Reserve Board’s response, at least initially, to worries that pervaded the stock and bond markets about the potential negative impact of subprime-mortgage-related investments. (The Vanguard Corporate Bond Funds have no direct exposure to these investments.) These concerns led to a radical, and belated, reassessment of risk by investors who had been willing to accept yields on some investments that, in retrospect, provided insufficient compensation given the risks involved.

Such a risk-averse environment favored the Short-Term, Intermediate-Term, and Long-Term funds because of their strong emphasis on high-quality investment-grade securities. It also favored the High-Yield Corporate Fund in relation to its peers; the fund’s conservative approach in the below-investment-grade market emphasizes higher-quality offerings.

The table on page 1 shows how these trends in fiscal 2008 favorably affected the performance of the Corporate Bond Funds compared with their benchmark indexes and peer-group funds.

Bond returns grew stronger as Fed lowered rates

During the first half of the fiscal year, a stronger U.S. economy made investors more willing to take on risk to earn higher yields; spreads thus narrowed between the yields of U.S. Treasury securities and those of lower-quality issues. But as the subprime lending problems unraveled further in summer, investors flocked to higher-quality government and corporate bonds. This drove Treasury prices higher and yields lower, widening the spread between Treasury yields and those of riskier bonds.

The Federal Reserve Board responded to the credit-market turmoil and deteriorating economic outlook with aggressive reductions in its target for the federal funds rate.

The Fed cut the rate five times during the fiscal year (twice in January), ending the period at 3.0%, the lowest rate since May 2005.

Lower interest rates depressed bond yields, but pushed prices higher. The broad taxable bond market returned 8.8% for the fiscal year. Tax-exempt municipal bonds returned 4.9%.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2008
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	8.8%	4.9%	4.8%
Lehman Municipal Bond Index	4.9	4.0	4.6
Citigroup 3-Month Treasury Bill Index	4.6	4.2	3.0

Stocks
Russell 1000 Index (Large-caps)	–2.4%	7.8%	12.6%
Russell 2000 Index (Small-caps)	–9.8	5.8	15.3
Dow Jones Wilshire 5000 Index (Entire market)	–2.7	7.9	13.2
MSCI All Country World Index ex USA (International)	5.4	17.0	22.9

CPI
Consumer Price Index	4.3%	3.4%	3.0%

Stocks gained in the first half but faltered in the second

The broad U.S. stock market returned –2.7% for the 12 months ended January 31, reflecting a volatile year punctuated by sharp declines for equities. Gains in the first half of the fiscal period were largely relinquished in midsummer and fall as repercussions from the subprime mortgage debacle began to be felt in the broader U.S. economy. The stock market’s retreat accelerated in January amid tightening global credit markets, a weakening U.S. dollar, and widening fears of a U.S. recession.

Large-capitalization stocks fared best in these unsettled conditions, outperforming small-caps for the year; meanwhile, growth stocks outpaced their value-oriented counterparts.

International stocks outperformed U.S. stocks for the sixth straight year, largely owing to exchange-rate gains produced by the weak U.S. dollar. Emerging markets and developed stock markets in Europe and Asia posted strong performances earlier in the fiscal year, but slumped after November as a result of increased concern about a U.S.-led downturn.

Market turmoil proved to be an opportunity for your funds

The subprime-related stresses precipitated a “flight to quality,” lowering prices of riskier investments and raising those of higher-quality assets. The investor stampede benefited each of the Corporate Bond Funds, since the three investment-grade funds emphasize higher-quality securities and the high-yield fund focuses on better-quality securities in the high-yield universe.

The market turmoil drove up prices both of securities issued by the U.S. Treasury, viewed as supersafe from a credit point of view, and of government agencies, which

Yields and Returns
				Components of Total Returns
			12 Months Ended January 31, 2008
	SEC 30-Day Annualized
	Yields on January 31,		Capital	Income	Total
Bond Fund	2007	2008	Return	Return	Return
Short-Term Investment-Grade
Investor Shares	5.04%	4.56%	2.09%	5.08%	7.17%
Admiral Shares	5.15	4.67	2.09	5.20	7.29
Institutional Shares	5.18	4.70	2.09	5.23	7.32
Intermediate-Term Investment-Grade
Investor Shares	5.33%	4.97%	2.80%	5.41%	8.21%
Admiral Shares	5.44	5.08	2.80	5.53	8.33
Long-Term Investment-Grade
Investor Shares	5.75%	5.82%	–1.42%	5.85%	4.43%
Admiral Shares	5.88	5.91	–1.42	5.95	4.53
High-Yield Corporate
Investor Shares	7.11%	8.32%	–6.43%	7.13%	0.70%
Admiral Shares	7.24	8.45	–6.43	7.26	0.83

run a close second. This boosted the returns of each of the Corporate Bond Funds because of their holdings in these securities, which, at year-end, ranged from modest, in the case of the Long-Term Investment-Grade and High-Yield Corporate Funds, to about 17% of assets for the Intermediate-Term Investment-Grade Fund.

The Short-Term Investment-Grade Fund, whose holdings of Treasuries and of government-agency securities had grown to over 20% of assets as of October, also benefited from this rush to safety. Before the fiscal year-end, the fund’s advisor, Vanguard Fixed Income Group, redeployed most of these assets in investment opportunities that, in its judgment, had become more attractive amid the market turmoil.

The steep decline in the yields of shorter-term, high-quality securities drove up the share prices of the Short-Term and Intermediate-Term Funds, since bond prices move inversely to yield changes. The price change, or capital-return component of a fund’s total return, accounted for about one-third of each fund’s total return in fiscal 2008. (For details, see the table on page 4.)

When the income from the funds’ bond investments is included, the Short-Term fund’s Investor Shares earned a total return of 7.2%, in line with the benchmark’s 7.9% return and well ahead of the 5.2% average return for the fund’s peers. The Intermediate-Term fund earned 8.2%, easily outpacing both its benchmark (6.9%) and competitors (6.4%). The Long-Term fund’s 4.4% return also bested its benchmark index (3.7%) but lagged its peer group (5.8%).

Expense Ratios[1]
Your fund compared with its peer group
	Investor	Admiral	Institutional	Peer
	Shares	Shares	Shares	Group
Short-Term Investment-Grade Fund	0.21%	0.10%	0.07%	0.92%
Intermediate-Term Investment-Grade Fund	0.21	0.10	—	0.96
Long-Term Investment-Grade Fund	0.22	0.12	—	1.12
High-Yield Corporate Fund	0.25	0.13	—	1.26

1 Fund expense ratios reflect the 12 months ended January 31, 2008. Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

Reflecting investors’ increasing concerns about risk, yields of high-yield bonds leaped from levels many believed did not take into account the bonds’ higher associated risk. As the seesaw relationship between bond prices and yields implies, higher interest rates mean lower bond prices: in the case of the High-Yield Corporate Fund, a –6.4% capital loss. But a high (7.1%) income return more than offset the capital loss, resulting in a net total return of 0.7% for Investor Shares.

Although it had a low absolute return, the High-Yield Fund outpaced the negative returns of both its benchmark (–0.6%) and peer-group mutual funds (–1.5%). When risk aversion is in retreat, the High-Yield Fund tends to lag the return of its index and peer-group mutual funds because of its focus on higher-quality bonds within the high-yield, or “junk,” bond universe. When investors pay more attention to risk, as they have since last summer, the portfolio’s more conservative strategy generally leads to stronger relative returns.

Long-term approach trumps short-term market concerns

Over the years, and including the latest fiscal period—a time of heightened market uncertainty—the Corporate Bond Funds’ managers have relied on a number of prudent approaches. These approaches have served the funds in both good times and bad, and reflect Vanguard’s overall investing philosophy.

Total Returns
Ten Years Ended January 31, 2008
		Average
		Annual Return
		Average
	Vanguard	Competing
Bond Fund Investor Shares	Fund	Fund[1]
Short-Term Investment-Grade	5.1%	4.3%
Intermediate-Term Investment-Grade	6.1	5.0
Long-Term Investment-Grade	6.2	4.9
High-Yield Corporate	4.7	3.6

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

For one thing, smart analysis of the balance between risk and potential return helped the funds steer clear of the housing-related investments that proved troublesome to many investors. Sometimes the best investments are those not made.

Also, by keeping their expenses low, the funds could more easily act on this risk/return analysis. As you know, a fund’s costs come straight out of its returns. Thanks to their low expense ratios, the Vanguard Corporate Bond Funds could avoid the temptation to “stretch for yield”—and thus take on more risk—to produce strong performance relative to their peer groups. You can compare the funds’ strikingly lower costs with the averages for their competitors in the table on page 5.

Further aiding the funds has been their broad diversification within each of their intended areas of focus. Diversification is a tried-and-true approach to further dampening risk.

In addition, the advisors’ patience and long-term orientation provided perspective during the ups and downs that marked this fiscal year and tempted some investors to overreact. During the past 12 months, this overreaction manifested itself in the apparent undervaluation of promising securities—and provided an opportunity for the funds’ advisors to selectively add assets, including financials-sector securities, at what they perceive to be bargain prices to their respective portfolios.

Over the long term, the Corporate Bond Funds have outpaced the average returns of their peer groups, as shown in the table on page 6. For example, a hypothetical $10,000 initial investment in the Intermediate-Term Investment-Grade Fund would have grown to $18,001—or $1,670 above the average result of a similar investment in peer funds.

You can be a better investor if you tune out the noise

Fiscal 2008 was a “noisy” year. The level of investment noise rose by several decibels as pundits chattered about the broader impact of subprime lending, a possible economic slowdown, rising energy prices, a slumping housing market, and a declining dollar, among other things.

Such discourse inevitably suggests a sense of urgency, but Vanguard has found that you can safely tune out the noise if you hold a balanced portfolio of diversified stock and bond funds in proportions suited to your unique circumstances. Such a portfolio gives you exposure to the long-term growth potential represented by stocks, while relying on bonds for ballast against the stock market’s volatility.

Moreover, bonds do more than serve as investment cushions. They can sometimes outperform stocks, as they did in fiscal 2008. This has happened often enough—in about 35% of one-year periods from 1926 through 20071—to serve as another reminder of the benefits of a balanced portfolio.

Earl E. McEvoy, long-standing fund manager, to retire

Earl E. McEvoy, longtime manager of Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund, will retire from Wellington Management Company, LLP, on June 30, 2008. Lucius T. Hill III, Senior Vice President and Partner, and Michael L. Hong, CFA, Vice President—both at Wellington—will assume responsibility, respectively, for managing the Long-Term Investment-Grade Fund and the High-Yield Corporate Fund.

For the past 25 years, Earl has served Vanguard shareholders with distinction, managing a number of fixed income and balanced portfolios. He has managed the Long-Term Investment-Grade Fund since 1994 and the High-Yield Corporate Fund since 1984. We thank him for his service, and we have great confidence in the experienced professionals who will oversee these portfolios in the future.

Bill McNabb recently named president of the funds

As I close this report to you, it’s my pleasure to introduce the funds’ new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the funds’ board elected him president, effective March 1, and designated him as my successor as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 22, 2008

1 Returns are for the period 1926–2007. Sources: Vanguard calculations, based on the following indexes: For stock market returns, Standard & Poor’s 500 Index, 1926 through 1970; Dow Jones Wilshire 5000 Index, 1971 through April 22, 2005; Morgan Stanley Capital International (MSCI) US Broad Market Index thereafter. For bond market returns, S&P High Grade Corporate Index, 1926 through 1968; Citigroup High Grade Index, 1969 through 1972; Lehman Brothers U.S. Long Credit AA Index, 1973 through 1975; Lehman U.S. Aggregate Bond Index, 1976 through 2007.

Your Fund’s Performance at a Glance
January 31, 2007–January 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Short-Term Investment-Grade Fund
Investor Shares	$10.54	$10.76	$0.516	$0.000
Admiral Shares	10.54	10.76	0.528	0.000
Institutional Shares	10.54	10.76	0.531	0.000
Intermediate-Term Investment-Grade Fund
Investor Shares	$9.66	$9.93	$0.501	$0.000
Admiral Shares	9.66	9.93	0.511	0.000
Long-Term Investment-Grade Fund
Investor Shares	$9.15	$9.02	$0.523	$0.000
Admiral Shares	9.15	9.02	0.532	0.000
High-Yield Corporate Fund
Investor Shares	$6.22	$5.82	$0.446	$0.000
Admiral Shares	6.22	5.82	0.454	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

For the fiscal year ended January 31, 2008, the Investor Shares of the Short-Term Investment-Grade Fund returned 7.2%, and the Admiral and Institutional Shares each returned 7.3%. The Investor Shares of the Intermediate-Term Investment-Grade Fund returned 8.2%, and the fund’s Admiral Shares returned 8.3%. Both funds outperformed the average results of their peer groups, benefiting from their emphasis on high-quality securities. The Intermediate-Term Fund outpaced its benchmark index, and the Short-Term Fund trailed a few steps behind.

The investment environment

The U.S. economy began to slow dramatically in the second half of our fiscal year. In fourth-quarter 2007, according to estimates from the U.S. Commerce Department, the nation’s gross domestic product (GDP) expanded at an annualized rate of less than 1%. As the economy has slowed, the nation’s labor market has softened.

Expectations for real GDP growth in 2008 continue to recede as the nation’s housing recession continues and the attendant “credit crunch” increases financing costs for certain businesses and households. The prospects for a U.S. recession in 2008 have risen notably, with some analysts suggesting that the economy (unofficially) entered a recession in December 2007.

The Federal Reserve Board moved aggressively to ease the credit squeeze and prevent a recession, providing additional funding to the major banks through a temporary auction facility and cutting its target for the federal funds rate on five separate occasions during the second half of the fiscal year. By the fiscal year-end, the federal funds target rate had decreased from 5.25% to 3.00%. Recent remarks by Fed officials have suggested that further cuts could be in store.

Even as the Fed eased its monetary policy, the rate of consumer inflation accelerated. Through December 2007, the Consumer Price Index (CPI) was up 4.1% over the previous 12 months. Excluding food and energy prices, the core CPI was up 2.4% over the same period. Thus far, little “pass-through” has been observed from high commodity prices to nonrelated consumer-retail items. Although pipeline inflationary pressures remain elevated, the Fed has stressed that long-run inflation expectations, as reflected in the difference between nominal and inflation-adjusted interest rates, have remained “well contained.” Consequently, expectations for core CPI inflation going forward are for a modest and gradual deceleration toward or even below 2% in the face of low economic growth.

The U.S. bond market

At the start of the 2008 fiscal year, spreads between lower-quality corporate bonds and U.S. Treasury bonds were unusually tight, as a seemingly benign economic environment and ample liquidity promoted low levels of risk aversion among investors. In July and August, the situation changed dramatically. Rapid deterioration in securities backed by subprime-mortgage loans precipitated a broader credit crunch.

Treasuries rallied, particularly the shortest-maturity, most-liquid securities. At the start of the fiscal period, the 2-year Treasury note yielded 4.93%. As of January 31, 2008, it yielded just 2.10%. This flight to safety increased the spreads between the yields of higher- and lower-quality securities. Treasury bonds outperformed corporate bonds, and high-quality securities outperformed weaker credits.

Management of the funds

The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds were well-positioned for this environment, benefiting from their customary emphasis on high-quality securities. The funds had no exposure to subprime-mortgage-backed securities or to collateralized debt obligations (CDOs), two of the most troubled segments of the fixed income market over the past year.

Compared with market benchmarks, the funds also benefited from their more modest exposure to the poorly performing finance and asset-backed securities (ABS) sectors. Over the full 12 months, for example, the ABS segment under-performed the broader credit market by almost 2 percentage points. (These securities trailed Treasuries by more than 8 percentage points.)

Both funds handily outperformed the average returns of their peer groups, benefiting from their emphasis on higher-quality securities and their low operating expenses. The Intermediate-Term Fund also outperformed its benchmark—the Lehman 5–10 Year U.S. Credit Index—while the Short-Term Fund modestly underperformed the Lehman 1–5 Year U.S. Credit Index. We kept the portfolios’ durations, a measure of interest rate sensitivity, near the middle of their typical ranges. As a result of this positioning, the funds’ effective durations were a bit shorter than those of their Lehman benchmarks, which worked against us as interest rates pulled back sharply in the second half of the fiscal year.

Robert F. Auwaerter, Principal

Vanguard Fixed Income Group

February 22, 2008

Starting and Ending Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2007	2008
2 years	4.93%	2.10%
3 years	4.86	2.20
5 years	4.82	2.76
10 years	4.82	3.60
30 years	4.92	4.32

Source: Vanguard.

For the Long-Term Investment-Grade and High-Yield Corporate Funds

The performance of both Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund is affected by the direction of interest rates, by the risk premiums for issuers of corporate bonds, and by the overall health of the U.S. economy.

In the earlier part of the funds’ 2008 fiscal year, excessive liquidity available for corporate borrowers and private equity firms contributed to a speculative credit bubble that rapidly deflated last summer. Corporations decided that they were underleveraged, which provided them an opportunity to borrow and buy back some of their own shares, potentially raising their stock price. (Rating agencies reacted negatively to the strategy.) Private equity firms, supported by banks and investment dealers, purchased entire companies at apparently excessive multiples of cash flows. The underlying assumption justifying these purchases was that the cost of debt would be inexpensive and that capital would be eagerly available.

In summer 2007, the bond and stock markets realized that the asset quality of particular securities was rapidly declining and that the U.S. economy was slowing. Owners of deteriorating financial assets took charges against their capital positions, leading to a reduction in their own ability to lend and to a widespread evaporation of credit. Even though corporate managements suspended their use of leverage strategies, credit spreads in the investment-grade market widened, pressured by worsening economic fundamentals and reduced availability of capital.

This sudden change should have created a stronger environment for investors in high-grade corporate bonds. Instead, tolerance for risk disappeared. Financial companies that had made loans to highly leveraged borrowers saw their bonds punished in the investment-grade corporate bond market. As the yields of the bonds of financial institutions increased, the debt securities of other corporate issuers followed suit.

At the same time, nominal interest rates of U.S. Treasuries fell because of active intervention by the monetary authorities. A flight-to-quality phenomenon ricocheted throughout the financial system, and banks became reluctant to lend to each other. The Federal Reserve Board quickly intervened on several occasions during the second half of the fiscal year to attempt to restore the functioning of the short-term money markets, but lenders have nevertheless been wary of extending credit.

Long-Term Investment-Grade Fund: The investment environment

The yield advantage of corporate bonds over Treasuries generally depends on the state of the U.S. economy, liquidity conditions, and the willingness of creditors to take on risk. The economy is slowing, although we do not anticipate conditions as severe as those of a classical recession.

Federal monetary policy usually succeeds in preventing recessions, but the healing process of restoring lending and risk tolerance takes time. We envision this restorative process to take at least 12 months. Corporate spreads are at generous levels for the credit risks associated with them. We expect yield spreads to slowly tighten over the next 12 months as appetite for risk improves and as fiscal and monetary policies help to ensure stabilization of the economy.

Our current approach to the widening in risk premiums is to buy some of the stronger, higher-quality issuers that can comfortably withstand the current and anticipated negative factors affecting the economy.

The tenor of the bond market’s debate about the direction of the Fed’s interest rate policy has changed from that of 12 months ago. At the fiscal year-end, the discussion centered on how much further the Fed needed to cut short-term rates to stave off a recession and to reduce investor anxieties. The emphasis is almost exclusively about the fallout from delinquent subprime mortgages and the effects on financial institutions.

Successes

The fund does not own any collateral debt obligations backed by subprime mortgages. The fund had shifted its emphasis away from “vanilla” corporate bonds and toward non-event risk-type bonds, such as highly rated taxable municipal bonds, Treasuries, and agencies. This strategy, along with an underweighted position in brokerage firms, contributed positively to relative performance. The fund was fortunate enough not to own any securities that were downgraded to below-investment-grade status because of attempts to boost a company’s stock price or because of deteriorating credit fundamentals. The fund’s performance over both the 6- and 12-month fiscal periods exceeded the results of its benchmark.

Shortfalls

Because credit spreads widened and long rates declined, the fund should have had a longer duration and held even less credit-sensitive issues. Such positioning would have led to more capital appreciation as Treasury yields declined and to less deterioration of principal as risk premiums expanded. Our holdings in the insurance industry hurt the fund’s performance. In general, we invest the majority of the fund in investment-grade corporate credit; large shifts away from that part of the bond market would be unusual for the fund.

Positioning

The fund’s position in long-term investment-grade bonds with excellent call protection should contribute to income stability. Given the fund’s long duration and maturity, the biggest risk to the portfolio is a rise in long-term interest rates and widening risk premiums.

We anticipate that inflationary expectations will remain contained in the coming quarters as the economy weakens. Muted concerns about future inflation are a necessary condition to prevent long-term rates from rising. Our bias is to lengthen duration marginally by purchasing high-quality corporate bonds and Treasuries, given the market’s unease about subprime mortgages and their potential contagious effects on financial institutions. We do not see the Fed raising rates in the foreseeable future.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

High-Yield Corporate Fund: The investment environment

High-yield issuers are, in general, the marginal corporate borrower and are most vulnerable to credit contraction. Average bond prices declined in the second half of the fiscal year. Average spreads widened to 709 basis points over Treasuries as of January 31, an increase of 268 basis points since July. During this period, the riskiest securities underperformed: BB-rated bonds returned 3.4%; by contrast, CCC-rated bonds returned –3.9%.

Although the Fed has acted swiftly to try to rehabilitate the short-term markets, we are still cautious about the longer-term outlook. We expect the weakening economy to increase pressure on borrowers of poor credit quality as well as on those with overleveraged capital structures. Moody’s Investors Service has raised its forecast for default rates to 4.8%, from 4.0%. In addition to rising default rates, recovery rates in bankruptcy proceedings may be lower going forward compared to historical periods, given the increased emphasis of secured debt over high-yield bonds on corporate balance sheets today.

The fund has meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. Given our view that credit will remain contracted and that corporate defaults will rise, we believe this positioning is appropriate. This strategy has benefited the fund over the last six months, allowing it to outperform its benchmark by more than 150 basis points.

Successes

The fund outperformed both the Lehman U.S. Corporate High Yield Index and the average high-current-yield fund in fiscal 2008, and there were no defaults among the portfolio’s securities. The fund’s higher-quality positioning was a significant contributor to outperformance.

Shortfalls

The fund was hurt by its underexposure to securities from the supermarket and chemical industries as well as by security-selection decisions in the utilities and autos sectors.

Positioning

The fund is consistent in its investment objective and strategy. The quality bias just described reflects the higher credit hurdle that issuers must clear to be accepted into the portfolio. We accept lower yields, but expect fewer defaults and a better long-term total return than that of the market. We will continue to strive to minimize credit mistakes.

Corporate bonds have an asymmetrical payoff, meaning that their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings both by issuer and by industry as we seek to mitigate the risk of capital erosion and the effects and credit mistakes. We tend to avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, given the potential volatility of these instruments.

Earl E. McEvoy, Senior Vice President

and Partner

Wellington Management Company, LLP

February 20, 2008

Short-Term Investment-Grade Fund

Short-Term Investment-Grade Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	811	1,199	9,133
Yield		—	—
Investor Shares	4.6%
Admiral Shares	4.7%
Institutional Shares	4.7%
Yield to Maturity	4.6%[3]	4.4%	4.5%
Average Coupon	5.3%	5.8%	5.4%
Average Effective
Maturity	3.4 years	3.1 years	6.8 years
Average Quality[4]	Aa2	A1	Aa1
Average Duration	2.2 years	2.8 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Institutional Shares	0.07%
Short-Term Reserves	0.5%	—	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	24.6%
Finance	38.5
Foreign	1.5
Government Mortgage-Backed	3.1
Industrial	25.1
Treasury/Agency	0.2
Utilities	5.2
Other	1.3
Short-Term Reserves	0.5%

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.83
Beta	0.72	0.44

Short-Term Investment-Grade Fund

Distribution by Credit Quality[4](% of portfolio)

Aaa	33.9%
Aa	23.7
A	24.7
Baa	16.7
Ba	0.9
B	0.1

Distribution by Maturity (% of portfolio)

Under 1 Year	21.5%
1–3 Years	46.9
3–5 Years	25.6
Over 5 Years	6.0

Investment Focus

1 Lehman 1–5 Year U.S. Credit Index.

2 Lehman U.S. Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Fund
Investor Shares [1]	7.17%	4.10%	5.09%	$16,436
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman 1–5 Year U.S. Credit Index	7.86	4.30	5.74	17,478
Average 1–5 Year Investment-Grade Fund[2]	5.19	3.04	4.28	15,206

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Investment-Grade Fund Admiral Shares	7.29%	4.20%	4.75%	$138,201
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman 1–5 Year U.S. Credit Index	7.86	4.30	5.50	145,237

				Final Value of a
				$50,000,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	7.32%	4.23%	5.22%	$83,191,832
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	89,667,997
Lehman 1–5 Year U.S. Credit Index	7.86	4.30	5.74	87,389,405

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Returns for the Admiral Shares and comparative standards are since the Admiral Shares’ inception: February 12, 2001.

Short-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

		Investor Shares		Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–0.1%	6.3%	6.2%	7.1%
2000	–3.4	6.2	2.8	1.5
2001	2.6	7.1	9.7	10.7
2002	0.6	6.3	6.9	8.3
2003	–0.4	5.4	5.0	8.7
2004	0.3	4.0	4.3	5.6
2005	–1.7	3.4	1.7	1.9
2006	–1.2	3.6	2.4	1.5
2007	0.4	4.6	5.0	4.7
2008	2.1	5.1	7.2	7.9

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares [2]	10/29/1982	5.86%	3.86%	–0.15%	5.21%	5.06%
Admiral Shares	2/12/2001	5.98	3.96	–0.11[3]	4.70[3]	4.59[3]
Institutional Shares	9/30/1997	6.01	3.99	–0.15	5.33	5.18

1 Lehman 1–5 Year U.S. Credit Index.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 27–29 for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	3.500%	2/15/10	291,800	299,550	1.5%
	U.S. Treasury Note	3.875%	9/15/10	182,000	189,706	0.9%
	U.S. Treasury Note	3.875%	5/15/10	140,000	145,316	0.7%
	U.S. Treasury Note	3.375%	9/15/09	97,780	99,644	0.5%
	U.S. Treasury Note	4.250%	10/15/10	72,300	76,152	0.4%
	U.S. Treasury Note	3.375%	10/15/09	70,000	71,422	0.3%
	U.S. Treasury Note	3.625%–4.875%	11/15/08–6/15/10	69,708	72,224	0.4%
					954,014	4.7%
Mortgage-Backed Securities
	Conventional Mortgage-Backed Securities
[1,2]	Federal Home Loan
	Mortgage Corp.	6.000%–7.000%	1/1/09–4/1/17	15,789	16,421	0.1%
[1,2]	Federal National
	Mortgage Assn.	5.606%–7.500%	10/1/11–5/1/17	52,604	54,315	0.3%
	Nonconventional Mortgage-Backed Securities
[1,2]	Federal Home Loan
	Mortgage Corp.	3.651%–7.274%	7/15/24–8/1/37	194,898	198,209	1.0%
[1,2]	Federal National
	Mortgage Assn.	3.000%–7.208%	8/25/27–10/1/33	302,631	307,548	1.5%
					576,493	2.9%
Total U.S. Government and Agency Obligations (Cost $1,480,249)					1,530,507	7.6%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
3	BA Covered Bond Issuer	5.500%	6/14/12	36,600	39,090	0.2%
2	Banc of America Funding Corp.	5.599%	9/20/46	72,311	72,887	0.4%
2	Banc of America
	Mortgage Securities	3.419%–7.527%	9/25/32–2/25/34	19,955	19,710	0.1%
2	Bank of America
	Credit Card Trust	4.720%	5/15/13	70,200	72,341	0.4%

Short-Term Investment-Grade Fund

2	Bear Stearns Adjustable Rate
	Mortgage Trust	5.797%	10/25/36	80,893	81,467	0.4%
2	Bear Stearns Adjustable Rate
	Mortgage Trust	5.480%	5/25/47	64,076	64,248	0.3%
[2,3,4]	BMW Floorplan Master Owner Trust	4.022%	9/17/11	107,500	104,959	0.5%
2	Cabela’s Master Credit Card Trust	4.310%	12/16/13	59,750	60,157	0.3%
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	60,025	59,614	0.3%
2	First Horizon Mortgage
	Pass-Through Trust	5.499%	1/25/37	74,656	75,008	0.4%
2	Honda Auto Receivables
	Owner Trust	5.100%	3/18/11	58,700	59,906	0.3%
2	JP Morgan Mortgage Trust	5.300%	7/25/35	83,806	84,365	0.4%
2	Morgan Stanley Capital I	5.803%	6/13/42	81,050	81,806	0.4%
[2,3,4]	Nordstrom Private Label
	Credit Card Master Trust	4.296%	5/15/15	93,000	90,737	0.4%
2	Residential Funding
	Mortgage Securities I	5.855%	8/25/36	58,559	59,119	0.3%
2	Sequoia Mortgage Trust	5.653%	9/20/46	73,653	74,034	0.4%
2	Wells Fargo Mortgage Backed
	Securities Trust	5.637%	10/25/36	72,951	73,993	0.4%
†	Other—Asset Backed/Commercial
	Mortgage-Backed Securities				3,481,307	17.3%
					4,654,748	23.2%
Finance
	Banking
	Bank of America
	Capital Trust XIV	5.630%	12/31/49	105,428	86,477	0.4%
	Bank of America Corp.	4.994%–5.375%	2/27/09–8/15/11	102,239	104,150	0.5%
4	Bank of Ireland	5.016%	12/18/09	61,800	61,368	0.3%
4	Bank of Nova Scotia	3.325%	3/28/08	94,000	93,967	0.5%
[3,4]	BBVA US Senior
	S.A. Unipersonal	4.067%	4/17/09	117,500	117,246	0.6%
4	Citigroup, Inc.	5.286%	6/9/09	81,000	80,821	0.4%
[3,4]	Credit Agricole	5.103%	5/28/10	93,750	92,816	0.5%
[3,4]	DnB NOR Bank ASA	4.447%	10/13/09	60,900	60,463	0.3%
	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,308	0.0%
[3,4]	HBOS Treasury Services PLC	5.206%	12/8/10	89,800	89,015	0.4%
	HSBC Bank PLC	6.950%	3/15/11	4,800	5,152	0.0%
	HSBC Bank USA	3.875%–5.187%	9/15/09–12/14/09	77,000	76,786	0.4%
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	75,819	0.4%
4	MBNA Corp.	5.308%	5/5/08	17,400	17,410	0.1%
	Republic New York Corp.	5.875%	10/15/08	9,934	10,081	0.1%
	Royal Bank of Canada	5.290%	2/2/09	114,300	115,938	0.6%
[3,4]	Royal Bank of
	Scotland Group PLC	3.944%	7/21/08	97,700	97,212	0.5%
[3,4]	Santander U.S. Debt,
	S.A. Unipersonal	5.201%	11/20/09	119,400	116,491	0.6%
4	Zions Bancorp.	6.641%	12/10/09	65,700	65,561	0.3%
†	Other—Banking				2,331,355	11.6%
	Brokerage
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	71,118	0.4%
4	Morgan Stanley Dean Witter	4.538%	1/15/10	100,900	99,206	0.5%
†	Other—Brokerage				616,658	3.0%

Short-Term Investment-Grade Fund

	Finance Companies
	American General
	Finance Corp.	2.750%–5.375%	6/15/08–7/15/12	117,428	117,348	0.6%
	General Electric
	Capital Corp.	5.250%	10/19/12	97,830	101,919	0.5%
	General Electric
	Capital Corp.	3.344%–6.375%	7/28/08–11/15/17	301,050	306,510	1.5%
2	HSBC Finance
	Capital Trust IX	5.911%	11/30/35	5,000	4,585	0.0%
	HSBC Finance Corp.	4.125%–5.250%	12/15/08–1/14/11	104,175	105,259	0.5%
	International Lease
	Finance Corp.	3.500%–5.750%	4/1/09–1/13/12	150,467	151,993	0.8%
†	Other—Finance Companies				445,031	2.3%
	Insurance
3	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	68,685	70,493	0.4%
	Chubb Corp.	5.472%	8/16/08	97,900	99,034	0.5%
[3,4]	MassMutual Global Funding II	3.959%	4/21/11	117,100	115,521	0.6%
† [5]	Other—Insurance				787,068	3.8%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	7,948	0.0%
†	Other—Real Estate Investment Trusts				274,744	1.4%
					7,077,871	35.3%
Industrial
†	Basic Industry				126,450	0.6%
	Capital Goods
4	Caterpillar Financial Services Corp.	4.929%	8/11/09	74,100	73,636	0.4%
†	Other—Capital Goods				468,696	2.3%
	Communication
	AT&T Inc.	4.125%	9/15/09	64,970	65,336	0.3%
	British Telecommunications PLC	8.625%	12/15/10	68,983	77,330	0.4%
	Telefonica Emisiones SAU	5.984%	6/20/11	60,400	63,219	0.3%
	Telefonos de Mexico SA	4.500%	11/19/08	58,830	58,830	0.3%
†	Other—Communication				681,040	3.4%
	Consumer Cyclical
4	Paccar Financial Corp.	4.955%	5/17/10	70,325	69,876	0.3%
†	Other—Consumer Cyclical				891,387	4.5%
†	Consumer Noncyclical				949,691	4.7%
	Energy
4	Anadarko Petroleum Corp.	5.391%	9/15/09	84,670	83,062	0.4%
†	Other—Energy				407,298	2.1%
	Technology
	International Business
	Machines Corp.	4.950%	3/22/11	73,300	75,791	0.4%
4	Oracle Corp.	4.930%	5/14/10	93,775	93,010	0.5%
†	Other—Technology				191,286	0.9%
†	Transportation				450,490	2.3%
†	Industrial—Other				26,435	0.1%
					4,852,863	24.2%
Utilities
†	Electric				745,196	3.7%
	Natural Gas
[3,4]	Rockies Express Pipeline LLC	5.776%	8/20/09	61,500	61,683	0.3%
†	Other—Natural Gas				186,904	1.0%
					993,783	5.0%
Total Corporate Bonds (Cost $17,562,375)					17,579,265	87.7%

Short-Term Investment-Grade Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $301,275)			307,755	1.5%
† Taxable Municipal Bond (Cost $47,450)			47,282	0.3%
† Tax-Exempt Municipal Bonds (Cost $59,281)			61,960	0.3%

	Coupon	Shares
Preferred Stocks
4 Bank of America Corp.	5.908%	736,360	14,580	0.1%
General Electric Capital Corp.	6.450%	300,000	7,923	0.0%
† Other—Preferred Stocks			101,585	0.5%
Total Preferred Stocks (Cost $139,704)			124,088	0.6%
Temporary Cash Investment
6 Vanguard Market Liquidity Fund,
(Cost $128,005)	4.060%	128,004,970	128,005	0.6%
Total Investments (Cost $19,718,339)			19,778,862	98.6%
Other Assets and Liabilities
Other Assets—Note B			373,198	1.9%
Liabilities			(96,847)	(0.5%)
			276,351	1.4%
Net Assets			20,055,213	100.0%

Short-Term Investment-Grade Fund

At January 31, 2008, net assets consisted of: [7]
Amount
($000)
Paid-in Capital	20,074,634
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(238,087)
Unrealized Appreciation
Investment Securities	60,523
Futures Contracts	48,622
Swap Contracts	109,521
Net Assets	20,055,213

Investor Shares—Net Assets
Applicable to 1,040,549,398 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,201,202
Net Asset Value Per Share—Investor Shares	$10.76

Admiral Shares—Net Assets
Applicable to 780,577,548 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,402,687
Net Asset Value Per Share—Admiral Shares	$10.76

Institutional Shares—Net Assets
Applicable to 41,926,350 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	451,324
Net Asset Value Per Share—Institutional Shares	$10.76

• See Note A in Notes to Financial Statements .

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $3,257,515,000, representing 16.2% of net assets.

4 Adjustable-rate security.

5 Securities with a value of $18,504,000 have been segregated as initial margin for open futures contracts.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Dividends	7,373
Interest[1]	959,976
Security Lending	10
Total Income	967,359
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,643
Management and Administrative—Investor Shares	18,453
Management and Administrative—Admiral Shares	5,001
Management and Administrative—Institutional Shares	140
Marketing and Distribution—Investor Shares	2,746
Marketing and Distribution—Admiral Shares	1,611
Marketing and Distribution—Institutional Shares	103
Custodian Fees	230
Auditing Fees	40
Shareholders’ Reports—Investor Shares	272
Shareholders’ Reports—Admiral Shares	91
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	20
Total Expenses	30,350
Expenses Paid Indirectly—Note C	(230)
Net Expenses	30,120
Net Investment Income	937,239
Realized Net Gain (Loss)
Investment Securities Sold	3,328
Futures Contracts	57,413
Swap Contracts	(7,175)
Realized Net Gain (Loss)	53,566
Change in Unrealized Appreciation (Depreciation)
Investment Securities	157,753
Futures Contracts	70,339
Swap Contracts	115,828
Change in Unrealized Appreciation (Depreciation)	343,920
Net Increase (Decrease) in Net Assets Resulting from Operations	1,334,725

1 Interest income from an affiliated company of the fund was $21,902,000.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	937,239	807,072
Realized Net Gain (Loss)	53,566	(26,377)
Change in Unrealized Appreciation (Depreciation)	343,920	74,399
Net Increase (Decrease) in Net Assets Resulting from Operations	1,334,725	855,094
Distributions
Net Investment Income
Investor Shares	(528,923)	(461,070)
Admiral Shares	(379,524)	(310,998)
Institutional Shares	(21,130)	(20,571)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(929,577)	(792,639)
Capital Share Transactions—Note F
Investor Shares	607,261	(86,791)
Admiral Shares	1,244,029	235,739
Institutional Shares	42,774	(118,667)
Net Increase (Decrease) from Capital Share Transactions	1,894,064	30,281
Total Increase (Decrease)	2,299,212	92,736
Net Assets
Beginning of Period	17,756,001	17,663,265
End of Period	20,055,213	17,756,001

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.54	$10.50	$10.63	$10.81	$10.78
Investment Operations
Net Investment Income	.520	.479	.389	.355	.415
Net Realized and Unrealized Gain (Loss)
on Investments	.216	.031	(.135)	(.173)	.043
Total from Investment Operations	.736	.510	.254	.182	.458
Distributions
Dividends from Net Investment Income	(.516)	(.470)	(.384)	(.362)	(.428)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.516)	(.470)	(.384)	(.362)	(.428)
Net Asset Value, End of Period	$10.76	$10.54	$10.50	$10.63	$10.81

Total Return[1]	7.17%	4.96%	2.44%	1.71%	4.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,201	$10,364	$10,414	$13,049	$11,732
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.18%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.91%	4.55%	3.68%	3.31%	3.80%
Portfolio Turnover Rate	48%	43%	31%	37%	43%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Short-Term Investment-Grade Fund

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.54	$10.50	$10.63	$10.81	$10.78
Investment Operations
Net Investment Income	.532	.490	.400	.363	.423
Net Realized and Unrealized Gain (Loss)
on Investments	.216	.031	(.135)	(.173)	.043
Total from Investment Operations	.748	.521	.265	.190	.466
Distributions
Dividends from Net Investment Income	(.528)	(.481)	(.395)	(.370)	(.436)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.528)	(.481)	(.395)	(.370)	(.436)
Net Asset Value, End of Period	$10.76	$10.54	$10.50	$10.63	$10.81

Total Return	7.29%	5.07%	2.55%	1.79%	4.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,403	$6,993	$6,733	$4,254	$3,907
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.02%	4.66%	3.79%	3.38%	3.87%
Portfolio Turnover Rate	48%	43%	31%	37%	43%

Short-Term Investment-Grade Fund

Institutional Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.54	$10.50	$10.63	$10.81	$10.78
Investment Operations
Net Investment Income	.535	.493	.404	.366	.427
Net Realized and Unrealized Gain (Loss)
on Investments	.216	.031	(.135)	(.173)	.043
Total from Investment Operations	.751	.524	.269	.193	.470
Distributions
Dividends from Net Investment Income	(.531)	(.484)	(.399)	(.373)	(.440)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.531)	(.484)	(.399)	(.373)	(.440)
Net Asset Value, End of Period	$10.76	$10.54	$10.50	$10.63	$10.81

Total Return	7.32%	5.11%	2.58%	1.81%	4.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$451	$400	$517	$891	$849
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	5.05%	4.69%	3.82%	3.41%	3.90%
Portfolio Turnover Rate	48%	43%	31%	37%	43%

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Short-Term Investment-Grade Fund

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Short-Term Investment-Grade Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $1,664,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $230,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $7,662,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2008, the fund had available realized losses of $189,134,000 to offset future net capital gains of $77,747,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, and $31,981,000 through January 31, 2015.

At January 31, 2008, the cost of investment securities for tax purposes was $19,718,339,000. Net unrealized appreciation of investment securities for tax purposes was $60,523,000, consisting of unrealized gains of $258,553,000 on securities that had risen in value since their purchase and $198,030,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	9,021	1,923,446	28,334
5-Year Treasury Note	10,958	1,238,254	32,074
10-Year Treasury Note	(3,354)	391,475	(11,786)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2008, the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
United Parcel Service	3/20/08	WB	94,670	0.070%	(11)
Lehman Brothers Inc.	6/20/08	DBS	34,200	0.180%	(213)
Procter & Gamble Co.	9/20/08	DBS	111,800	0.120%	(85)
Burlington Northern Santa Fe Corp.	6/20/12	DBS	18,400	0.400%	(102)
Johnson & Johnson	9/20/12	UBS	7,340	0.080%	(42)
Johnson & Johnson	9/20/12	GS	18,345	0.070%	(112)
Lehman Brothers Inc.	12/20/12	BA	14,675	1.190%	(279)
					(844)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
3/28/08	LEH	94,000	4.758%	(3.285%)[2]	221
9/19/08	LEH	119,400	4.743%	(4.941%)[3]	1,013
3/1/09	WB	175,000	4.858%	(5.124%)[3]	3,395
4/17/09	LEH	117,500	5.637%	(3.998%)[3]	3,623
5/18/09	LEH	44,000	5.601%	(4.905%)[3]	1,486
6/2/09	DBS	40,850	3.765%	(5.124%)[3]	418
6/2/09	WB	56,470	5.629%	(5.124%)[3]	1,938
6/9/09	LEH	81,000	5.636%	(5.146%)[3]	2,799
6/18/09	LEH	34,200	5.039%	(4.966%)[3]	925
7/27/09	LEH	35,000	5.468%	(3.244%)[3]	1,311
8/8/09	LEH	98,750	5.039%	(4.898%)[3]	3,141
8/11/09	BS	74,100	5.062%	(4.879%)[3]	2,397
8/21/09	LEH	43,450	5.274%	(4.982%)[3]	1,547
8/25/09	LEH	16,160	5.628%	(5.030%)[3]	663
9/15/09	LEH	177,000	3.855%	(4.991%)[3]	2,418
9/17/09	BS	70,000	5.183%	(4.023%)[2]	2,542
10/2/09	LEH	61,500	5.026%	(4.729%)[3]	2,002
10/13/09	LEH	60,900	5.052%	(4.379%)[3]	2,057
10/26/09	LEH	60,880	5.170%	(3.244%)[3]	2,291
11/16/09	BS	9,500	5.413%	(4.081%)[2]	418
11/16/09	LEH	38,620	4.641%	(4.878%)[3]	1,171
11/20/09	LEH	119,400	4.979%	(4.949%)[3]	4,335

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
12/9/09	LEH	18,900	5.414%	(5.146%)[3]	833
12/14/09	LEH	38,500	5.414%	(5.058%)[3]	1,705
12/17/09	LEH	23,500	5.413%	(4.991%)[3]	1,043
12/18/09	LEH	61,800	4.973%	(4.966%)[3]	2,255
12/23/09	LEH	49,750	5.045%	(4.884%)[3]	1,886
1/15/10	WB	100,900	5.416%	(4.258%)[3]	4,670
2/15/10	WB	75,000	5.468%	(4.236%)[2]	3,822
5/8/10	BS	101,310	5.268%	(4.898%)[3]	5,192
5/10/10	LEH	41,400	5.239%	(4.879%)[3]	2,101
5/15/10	LEH	183,000	4.828%	(4.869%)[3]	7,616
5/15/10	BS	59,350	5.248%	(4.236%)[2]	3,028
5/18/10	BS	48,900	5.154%	(4.905%)[3]	2,390
5/21/10	LEH	204,275	5.262%	(4.982%)[3]	10,473
6/15/10	BS	25,000	4.983%	(3.244%)[3]	1,164
6/15/10	LEH	51,600	4.982%	(4.055%)[3]	2,322
6/28/10	LEH	15,700	5.413%	(4.843%)[3]	860
7/17/10	BS	37,500	5.195%	(4.023%)[2]	1,970
8/2/10	LEH	20,000	5.419%	(4.894%)[3]	1,180
8/15/10	LEH	41,500	5.418%	(4.869%)[3]	2,448
10/16/11	BS	24,450	5.030%	(4.055%)[3]	1,475
					100,544

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[2]	($000)
Commercial Mortgage-Backed Securities Index
2/29/08	UBS	55,000	3.194%	2,346
2/29/08	UBS	179,700	3.194%	7,475
				9,821

1 BA—Bank of America, N.A.

BS—Bear Stearns Bank PLC

DBS—Deutsche Bank AG

GS—Goldman Sachs Capital Markets

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS AG

WB—Wachovia Bank, N.A.

2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

E. During the year ended January 31, 2008, the fund purchased $5,451,562,000 of investment securities and sold $4,589,215,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,925,693,000 and $3,455,670,000, respectively.

F. Capital share transactions for each class of shares were:

		Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,084,096	290,971	2,303,235	219,212
Issued in Lieu of Cash Distributions	486,843	45,895	419,693	39,942
Redeemed	(2,963,678)	(279,265)	(2,809,719)	(267,572)
Net Increase (Decrease)—Investor Shares	607,261	57,601	(86,791)	(8,418)
Admiral Shares
Issued	3,068,780	289,500	2,203,023	209,668
Issued in Lieu of Cash Distributions	321,009	30,258	260,597	24,799
Redeemed	(2,145,760)	(202,379)	(2,227,881)	(212,189)
Net Increase (Decrease)—Admiral Shares	1,244,029	117,379	235,739	22,278
Institutional Shares
Issued	72,562	6,848	76,400	7,267
Issued in Lieu of Cash Distributions	18,817	1,774	15,113	1,438
Redeemed	(48,605)	(4,590)	(210,180)	(20,021)
Net Increase (Decrease)—Institutional Shares	42,774	4,032	(118,667)	(11,316)

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

Intermediate-Term Investment-Grade Fund

Intermediate-Term Investment-Grade Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	653	1,159	9,133
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.3%[3]	5.5%	4.5%
Average Coupon	5.7%	5.6%	5.4%
Average Effective
Maturity	8.2 years	7.7 years	6.8 years
Average Quality[4]	Aa3	A1	Aa1
Average Duration	5.2 years	6.2 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Short-Term Reserves	0.3%	—	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	8.0%
Finance	35.7
Foreign	2.0
Government Mortgage-Backed	0.8
Industrial	28.1
Treasury/Agency	16.7
Utilities	7.6
Other	0.8
Short-Term Reserves	0.3%

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.97
Beta	0.88	1.13

Distribution by Credit Quality[4](% of portfolio)

Aaa	30.5%
Aa	18.5
A	31.7
Baa	18.2
Ba	0.9
B	0.2

Intermediate-Term Investment-Grade Fund

Distribution by Maturity (% of portfolio)

Under 1 Year	2.5%
1–5 Years	37.4
5–10 Years	46.4
10–20 Years	11.6
20–30 Years	0.0
Over 30 Years	2.1

Investment Focus

1 Lehman 5–10 Year U.S. Credit Index.

2 Lehman U.S. Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Investment-Grade Fund
Investor Shares [1]	8.21%	5.10%	6.05%	$18,001
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman 5–10 Year U.S. Credit Index	6.87	5.37	6.39	18,579
Average Intermediate Investment-Grade Fund[2]	6.35	4.08	5.03	16,331

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	8.33%	5.21%	6.26%	$152,679
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman 5–10 Year U.S. Credit Index	6.87	5.37	6.59	155,954

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Returns for the Admiral Shares and comparative standards are since the Admiral Shares’ inception: February 12, 2001.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	1.2%	6.5%	7.7%	8.4%
2000	–8.9	6.2	–2.7	–3.7
2001	5.4	7.8	13.2	14.3
2002	1.5	6.7	8.2	8.1
2003	3.1	6.2	9.3	11.0
2004	2.1	5.3	7.4	9.7
2005	–0.5	4.7	4.2	5.4
2006	–3.3	4.7	1.4	0.6
2007	–0.7	5.2	4.5	4.4
2008	2.8	5.4	8.2	6.9

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares [2]	11/1/1993	6.14%	4.70%	0.13%	5.88%	6.01%
Admiral Shares	2/12/2001	6.26	4.81	0.51[3]	5.54[3]	6.05[3]

1 Lehman 5–10 Year U.S. Credit Index.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 47 and 48 for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Bond	4.250%	11/15/17	54,700	57,426	0.9%
	U.S. Treasury Bond	7.250%	5/15/16	17,500	22,118	0.4%
	U.S. Treasury Bond	3.625%	5/15/13	5,000	5,180	0.1%
	U.S. Treasury Note	4.875%	2/15/12	99,800	108,657	1.8%
	U.S. Treasury Note	4.250%	8/15/13	64,700	69,047	1.1%
	U.S. Treasury Note	3.875%	2/15/13	38,480	40,374	0.7%
U.S. Treasury Note	4.375%–4.750%		9/30/11–8/15/12	51,575	55,500	0.9%
					358,302	5.9%
Agency Bonds and Notes
	Agency for International
	Development—Egypt
(U.S. Government Guaranteed)		4.450%	9/15/15	20,000	20,682	0.3%

Mortgage-Backed Securities
†	Conventional Mortgage-Backed Securities				4,191	0.1%
†	Nonconventional Mortgage-Backed Securities				24,994	0.4%
					29,185	0.5%
Total U.S. Government and Agency Obligations (Cost $384,206)					408,169	6.7%
Corporate Bonds
Asset Backed/Commercial Mortgage-Backed Securities
1	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,748	0.2%
[2,3]	Chase Issuance Trust	4.276%	10/15/12	25,000	24,668	0.4%
[2,3]	Citibank Credit Card Issuance Trust	4.004%	10/20/14	25,000	24,278	0.4%
[2,3]	Discover Card Master Trust I	4.246%	9/16/10	25,000	24,991	0.4%
[2,3]	MBNA Credit Card
	Master Note Trust	4.296%	6/15/15	31,000	30,121	0.5%
2	Morgan Stanley Capital I	5.803%	6/13/42	24,100	24,325	0.4%
[1,2,3]	Nordstrom Private Label
	Credit Card Master Trust	4.296%	5/15/15	28,000	27,319	0.4%

Intermediate-Term Investment-Grade Fund

†	Other—Asset Backed/Commercial
	Mortgage-Backed Securities				378,051	6.2%
					545,501	8.9%
Finance
	Banking
	Bank of America Corp.	5.420%	3/15/17	42,300	42,239	0.7%
	Bank of America Corp.	4.875%–5.300%	1/15/13–3/15/17	40,021	40,371	0.6%
	Bank One Corp.	4.900%	4/30/15	15,000	14,590	0.2%
3	Citigroup, Inc.	5.286%	6/9/09	25,700	25,643	0.4%
	Citigroup, Inc.	5.500%	2/15/17	25,000	24,755	0.4%
	Citigroup, Inc.	5.625%	8/27/12	20,000	20,817	0.3%
	Citigroup, Inc.	5.000%–7.250%	10/1/10–8/15/17	29,900	30,339	0.5%
	Credit Suisse First
	Boston USA, Inc.	5.500%	8/16/11	20,000	20,862	0.3%
	Golden West Financial Corp.	4.750%	10/1/12	22,450	22,523	0.4%
	HSBC Bank USA	4.625%	4/1/14	22,000	21,408	0.3%
	JPMorgan Chase & Co.	4.500%–6.750%	2/1/11–1/15/18	73,400	76,522	1.3%
	MBNA Corp.	7.500%	3/15/12	6,145	6,837	0.1%
	Southtrust Corp.	5.800%	6/15/14	14,705	15,844	0.3%
	Wachovia Bank NA	4.800%–6.000%	11/1/14–11/15/17	22,000	22,167	0.4%
	Wachovia Corp.	5.625%	10/15/16	25,000	24,956	0.4%
	Wachovia Corp.	5.750%	2/1/18	5,000	4,955	0.1%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	10,000	10,776	0.2%
	Wells Fargo & Co.	4.200%–5.625%	1/15/10–12/11/17	71,025	72,016	1.2%
	Western Financial Bank	9.625%	5/15/12	1,640	1,748	0.0%
† [4]	Other—Banking				619,670	10.2%
	Brokerage
2	Goldman Sachs Capital II	5.793%	6/1/49	30,000	23,011	0.4%
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	29,071	0.5%
	Goldman Sachs Group, Inc.	5.950%	1/18/18	22,000	22,785	0.4%
3	Goldman Sachs Group, Inc.	4.178%–5.142%	7/23/09–6/28/10	12,500	12,358	0.2%
	Lehman Brothers
	Holdings, Inc.	6.500%	7/19/17	30,000	30,615	0.5%
	Lehman Brothers
	Holdings, Inc.	6.200%	9/26/14	22,500	23,327	0.4%
	Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	25,080	0.4%
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	22,500	23,082	0.4%
	Merrill Lynch & Co., Inc.	5.450%–6.050%	2/5/13–5/2/17	32,425	32,010	0.5%
	Morgan Stanley
	Dean Witter	4.750%	4/1/14	26,250	25,286	0.4%
	Morgan Stanley
	Dean Witter	5.375%–5.950%	10/15/15–12/28/17	45,000	44,777	0.7%
†	Other—Brokerage				55,529	0.9%
	Finance Companies
	American Express
	Centurion Bank	6.000%	9/13/17	21,000	21,870	0.4%
	American Express
	Centurion Bank	4.241%–5.550%	11/16/09–10/17/12	24,150	24,817	0.4%
	American Express Co.	4.875%	7/15/13	16,417	16,492	0.3%
	American General
	Finance Corp.	5.850%	6/1/13	25,000	25,618	0.4%
	American General
	Finance Corp.	4.875%–6.900%	8/17/11–1/15/67	43,500	43,290	0.7%

Intermediate-Term Investment-Grade Fund

	General Electric
	Capital Corp.	5.875%	2/15/12	54,600	58,187	1.0%
	General Electric
	Capital Corp.	6.000%	6/15/12	25,000	26,632	0.4%
	General Electric
	Capital Corp.	4.375%–6.375%	11/21/11–11/15/67	29,850	30,642	0.5%
2	HSBC Finance
	Capital Trust IX	5.911%	11/30/35	27,500	25,217	0.4%
	International Lease
	Finance Corp.	4.950%–5.875%	2/1/11–6/1/14	31,000	31,626	0.5%
†	Other—Finance Companies				84,800	1.4%
	Insurance
	American International Group, Inc.	5.850%	1/16/18	10,000	10,195	0.2%
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	29,100	30,153	0.5%
	Berkshire Hathaway Finance Corp.	4.750%	5/15/12	20,000	20,720	0.3%
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	17,241	0.3%
[1,3]	MassMutual Global Funding II	5.310%	12/6/13	35,000	34,984	0.6%
†	Other—Insurance				259,957	4.2%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	1,900	1,961	0.0%
†	Other—Real Estate Investment Trusts				150,467	2.5%
					2,380,838	39.0%
Industrial
†	Basic Industry				53,401	0.9%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	5,000	5,061	0.1%
	United Technologies Corp.	6.350%	3/1/11	30,600	32,964	0.5%
†	Other—Capital Goods				194,022	3.2%
	Communication
	France Telecom	7.750%	3/1/11	25,000	27,248	0.4%
	Time Warner Cable Inc.	5.850%	5/1/17	21,500	21,529	0.4%
	Verizon Communications Corp.	5.550%	2/15/16	5,000	5,101	0.1%
	Verizon Global Funding Corp.	7.375%	9/1/12	40,000	44,755	0.7%
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	17,541	0.3%
†	Other—Communication				208,388	3.4%
	Consumer Cyclical
	DaimlerChrysler North
	America Holding Corp.	5.750%	9/8/11	30,000	31,190	0.5%
	Target Corp.	5.375%	6/15/09	23,100	23,692	0.4%
	Toyota Motor Credit Corp.	4.350%	12/15/10	20,000	20,725	0.4%
	Wal-Mart Stores, Inc.	4.550%	5/1/13	23,000	23,353	0.4%
†	Other—Consumer Cyclical				233,500	3.8%
	Consumer Noncyclical
1	Health Care Services Corp.	7.750%	6/15/11	20,000	22,217	0.4%
† [4]	Other—Consumer Noncyclical				491,507	8.0%
	Energy
	Shell International Finance	4.950%	3/22/12	33,680	35,570	0.6%
†	Other—Energy				173,727	2.8%
	Technology
	Cisco Systems Inc.	5.500%	2/22/16	21,940	22,733	0.4%
	IBM International Group Capital	5.050%	10/22/12	25,000	25,976	0.4%
†	Other—Technology				51,714	0.9%
†	Transportation				117,976	1.9%
†	Industrial—Other				47,714	0.8%
					1,931,604	31.7%

Intermediate-Term Investment-Grade Fund

Utilities
	Electric
	Nstar	8.000%	2/15/10	20,000	21,646	0.3%
2	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	22,951	0.4%
†	Other—Electric				322,806	5.3%
†	Natural Gas				146,072	2.4%
					513,475	8.4%
Total Corporate Bonds (Cost $5,350,583)					5,371,418	88.0%
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $148,652)					152,220	2.5%
† Taxable Municipal Bonds (Cost $24,210)					23,649	0.4%
† Tax-Exempt Municipal Bonds (Cost $17,552)					18,346	0.3%

				Shares
Preferred Stocks
3	Bank of America Corp.	5.908%		213,775	4,233	0.1%
3	Goldman Sachs Group, Inc.	6.050%		582,000	12,874	0.2%
3	Merrill Lynch & Co., Inc.	6.000%		44,600	784	0.0%
†	Other—Preferred Stocks				13,663	0.2%
Total Preferred Stocks (Cost $36,249)					31,554	0.5%
Temporary Cash Investment
5	Vanguard Market Liquidity Fund
	(Cost $82,054)	4.060%		82,054,311	82,054	1.3%
Total Investments (Cost $6,043,506)					6,087,410	99.7%
Other Assets and Liabilities
Other Assets—Note B					117,054	1.9%
Liabilities					(99,554)	(1.6%)
					17,500	0.3%
Net Assets					6,104,910	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2008, net assets consisted of: [6]
Amount
($000)
Paid-in Capital	6,028,995
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	6,102
Unrealized Appreciation
Investment Securities	43,904
Futures Contracts	23,292
Swap Contracts	2,617
Net Assets	6,104,910

Investor Shares—Net Assets
Applicable to 266,773,263 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,649,536
Net Asset Value Per Share—Investor Shares	$9.93

Admiral Shares—Net Assets
Applicable to 347,910,964 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,455,374
Net Asset Value Per Share—Admiral Shares	$9.93

• See Note A in Notes to Financial Statements .

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $903,273,000, representing 14.8% of net assets.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Securities with a value of $9,227,000 have been segregated as initial margin for open futures contracts.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Dividends	2,144
Interest[1]	300,371
Total Income	302,515
Expenses
The Vanguard Group—Note B
Investment Advisory Services	488
Management and Administrative
Investor Shares	4,295
Admiral Shares	2,145
Marketing and Distribution
Investor Shares	569
Admiral Shares	574
Custodian Fees	68
Auditing Fees	38
Shareholders’ Reports
Investor Shares	88
Admiral Shares	11
Trustees’ Fees and Expenses	6
Total Expenses	8,282
Expenses Paid Indirectly—Note C	(59)
Net Expenses	8,223
Net Investment Income	294,292
Realized Net Gain (Loss)
Investment Securities Sold	12,524
Futures Contracts	28,232
Swap Contracts	(914)
Realized Net Gain (Loss)	39,842
Change in Unrealized Appreciation (Depreciation)
Investment Securities	86,996
Futures Contracts	28,954
Swap Contracts	4,738
Change in Unrealized Appreciation (Depreciation)	120,688
Net Increase (Decrease) in Net Assets Resulting from Operations	454,822

1 Interest income from an affiliated company of the fund was $7,223,000.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	294,292	258,740
Realized Net Gain (Loss)	39,842	(21,154)
Change in Unrealized Appreciation (Depreciation)	120,688	(14,664)
Net Increase (Decrease) in Net Assets Resulting from Operations	454,822	222,922
Distributions
Net Investment Income
Investor Shares	(129,589)	(121,871)
Admiral Shares	(164,358)	(136,375)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(293,947)	(258,246)
Capital Share Transactions—Note F
Investor Shares	161,558	(11,423)
Admiral Shares	570,343	261,837
Net Increase (Decrease) from Capital Share Transactions	731,901	250,414
Total Increase (Decrease)	892,776	215,090
Net Assets
Beginning of Period	5,212,134	4,997,044
End of Period	6,104,910	5,212,134

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.66	$9.73	$10.08	$10.19	$10.06
Investment Operations
Net Investment Income	.501	.490	.466	.474	.503
Net Realized and Unrealized Gain (Loss)
on Investments	.270	(.071)	(.332)	(.055)	.224
Total from Investment Operations	.771	.419	.134	.419	.727
Distributions
Dividends from Net Investment Income	(.501)	(.489)	(.466)	(.474)	(.518)
Distributions from Realized Capital Gains	—	—	(.018)	(.055)	(.079)
Total Distributions	(.501)	(.489)	(.484)	(.529)	(.597)
Net Asset Value, End of Period	$9.93	$9.66	$9.73	$10.08	$10.19

Total Return[1]	8.21%	4.45%	1.36%	4.24%	7.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,650	$2,418	$2,447	$3,219	$2,813
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.16%	5.10%	4.71%	4.70%	4.90%
Portfolio Turnover Rate	48%	43%	51%	40%	55%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Intermediate-Term Investment-Grade Fund

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.66	$9.73	$10.08	$10.19	$10.06
Investment Operations
Net Investment Income	.511	.501	.477	.484	.512
Net Realized and Unrealized Gain (Loss)
on Investments	.270	(.071)	(.332)	(.055)	.224
Total from Investment Operations	.781	.430	.145	.429	.736
Distributions
Dividends from Net Investment Income	(.511)	(.500)	(.477)	(.484)	(.527)
Distributions from Realized Capital Gains	—	—	(.018)	(.055)	(.079)
Total Distributions	(.511)	(.500)	(.495)	(.539)	(.606)
Net Asset Value, End of Period	$9.93	$9.66	$9.73	$10.08	$10.19

Total Return	8.33%	4.57%	1.47%	4.34%	7.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,455	$2,794	$2,550	$1,528	$1,318
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	5.27%	5.21%	4.82%	4.80%	4.99%
Portfolio Turnover Rate	48%	43%	51%	40%	55%

See accompanying Notes, which are an integral part of the Financial Statements .

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets.Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Intermediate-Term Investment-Grade Fund

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $498,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Investment-Grade Fund

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $59,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $395,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $345,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a capital loss carry forward of $37,728,000 to offset taxable capital gains realized during the year ended January 31, 2008, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2008, the fund had $30,872,000 of long-term capital gains available for distribution.

At January 31, 2008, the cost of investment securities for tax purposes was $6,045,011,000. Net unrealized appreciation of investment securities for tax purposes was $42,399,000, consisting of unrealized gains of $132,253,000 on securities that had risen in value since their purchase and $89,854,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	5,617	655,609	19,345
5-Year Treasury Note	1,286	145,318	4,135
2-Year Treasury Note	(58)	12,367	(188)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At January 31, 2008, the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Burlington Northern Santa Fe	6/20/12	DBS	5,000	0.400%	(28)
Johnson & Johnson	9/20/12	GS	5,400	0.070%	(33)
Johnson & Johnson	9/20/12	UBS	2,160	0.080%	(12)
Lehman Brothers Inc.	12/20/12	BA	10,000	1.190%	(190)
					(263)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
5/25/09	LEH	10,000	3.175%	(5.030%)	30
5/8/10	LEH	9,000	3.758%	(4.898%)	110
					140

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Rate Paid[3]	($000)
Lehman AAA Commercial Mortgage-Backed
Securities Index
4/30/08	BA	100,000	3.194%	(157)
Mortgage-Backed Securities Index
2/29/08	UBS	53,000	3.194%	2,204
2/29/08	UBS	16,250	3.194%	693
				2,740

1 BA—Bank of America, N.A.

DBS—Deutsche Bank AG

GS—Goldman Sachs Capital Markets

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS AG

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

E. During the year ended January 31, 2008, the fund purchased $1,975,211,000 of investment securities and sold $1,012,495,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,115,920,000 and $1,537,050,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	745,232	76,618	570,652	59,302
Issued in Lieu of Cash Distributions	104,563	10,756	97,205	10,111
Redeemed	(688,237)	(70,836)	(679,280)	(70,689)
Net Increase (Decrease)—Investor Shares	161,558	16,538	(11,423)	(1,276)
Admiral Shares
Issued	1,064,565	109,633	800,037	83,187
Issued in Lieu of Cash Distributions	127,429	13,103	101,884	10,596
Redeemed	(621,651)	(63,911)	(640,084)	(66,780)
Net Increase (Decrease)—Admiral Shares	570,343	58,825	261,837	27,003

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

Long-Term Investment-Grade Fund

Long-Term Investment-Grade Fund

Fund Profile

As of January 31, 2008

Financial Attributes
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Issues	210	543	9,133
Yield		—	—
Investor Shares	5.8%
Admiral Shares	5.9%
Yield to Maturity	5.9%[3]	6.2%	4.5%
Average Coupon	6.5%	6.4%	5.4%
Average Effective
Maturity	21.7 years	24.4 years	6.8 years
Average Quality[4]	A1	Aa3	Aa1
Average Duration	11.4 years	11.8 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.22%
Admiral Shares	0.12%
Short-Term Reserves	2.0%	—	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.0%
Finance	26.0
Government Mortgage-Backed	0.0
Industrial	40.2
Treasury/Agency	6.8
Utilities	11.9
Sovereign	4.1
Other	9.0
Short-Term Reserves	2.0%

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.80
Beta	1.00	2.05

Distribution by Credit Quality[4](% of portfolio)

Aaa	16.0%
Aa	26.6
A	42.1
Baa	14.4
Other	0.9

Long-Term Investment-Grade Fund

Distribution by Maturity (% of portfolio)

Under 1 Year	0.0%
1–5 Years	0.0
5–10 Years	5.0
10–20 Years	26.9
20–30 Years	66.8
Over 30 Years	1.3

Investment Focus

1 Lehman U.S. Long Credit A or Better Index.

2 Lehman U.S. Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Investment-Grade Fund
Investor Shares [1]	4.43%	5.34%	6.19%	$18,229
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman U.S. Long Credit A or Better Index	3.70	5.23	6.39	18,579
Average Corporate A-Rated Debt Fund[2]	5.77	4.08	4.92	16,171

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
Long-Term Investment-Grade Fund Admiral Shares	4.53%	5.46%	6.82%	$158,308
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.84	148,543
Lehman U.S. Long Credit A or Better Index	3.70	5.23	6.99	160,164

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Returns for the Admiral Shares and comparative standards are since the Admiral Shares’ inception: February 12, 2001.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

			Investor Shares	Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	2.9%	6.6%	9.5%	10.3%
2000	–13.3	5.9	–7.4	–8.3
2001	6.8	7.7	14.5	15.8
2002	1.5	6.8	8.3	9.1
2003	5.0	6.8	11.8	12.7
2004	2.2	5.9	8.1	7.7
2005	3.8	6.0	9.8	10.0
2006	–4.0	5.3	1.3	1.3
2007	–2.3	5.7	3.4	3.6
2008	–1.4	5.8	4.4	3.7

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares [2]	7/9/1973	3.75%	5.37%	0.07%	6.24%	6.31%
Admiral Shares	2/12/2001	3.86	5.48	0.76[3]	6.13[3]	6.89[3]

1 Lehman U.S. Long Credit AA or Better Index through March 2000; Lehman U.S. Long Credit A or Better Index thereafter.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 64 and 65 for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
† U.S. Government Securities					27,664	0.5%

Agency Bonds and Notes
1	Federal Home Loan Bank	5.500%	7/15/36	100,000	110,097	1.9%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	100,000	120,533	2.1%
1	Federal National
	Mortgage Assn.	6.625%–15.500%	10/1/12–11/15/30	100,000	124,913	2.2%
					355,543	6.2%
Total U.S. Government and Agency Obligations (Cost $365,586)					383,207	6.7%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	6.000%	10/15/36	55,000	54,069	0.9%
	Citigroup, Inc.	6.625%	6/15/32	38,000	38,830	0.7%
	Citigroup, Inc.	5.850%–6.625%	1/15/28–8/25/36	67,735	66,482	1.2%
2	HBOS Treasury Services PLC	6.000%	11/1/33	46,500	42,499	0.7%
	HSBC Bank USA	5.875%	11/1/34	45,700	41,531	0.7%
	HSBC Bank USA	5.625%	8/15/35	28,000	24,539	0.4%
	HSBC Holdings PLC	7.625%	5/17/32	21,200	23,656	0.4%
	NationsBank Corp.	6.800%	3/15/28	35,000	36,345	0.6%
	Washington Mutual, Inc.	5.250%	9/15/17	40,000	35,186	0.6%
†	Other—Banking				334,218	5.9%
	Brokerage
	Goldman Sachs Group, Inc.	6.125%	2/15/33	45,725	45,147	0.8%
	Goldman Sachs Group, Inc.	6.450%	5/1/36	15,000	13,979	0.2%
†	Other—Brokerage				60,912	1.1%
	Finance Companies
	General Electric Capital Corp.	6.750%	3/15/32	90,000	97,989	1.7%
†	Other—Finance Companies				10,411	0.2%

Long-Term Investment-Grade Fund

	Insurance
	AXA Financial, Inc.	7.000%	4/1/28	34,910	36,629	0.6%
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	47,500	45,503	0.8%
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	22,610	21,320	0.4%
	MetLife, Inc.	5.700%–6.375%	6/15/34–6/15/35	25,000	24,001	0.4%
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	41,157	0.7%
2	New York Life Insurance	5.875%	5/15/33	70,275	68,639	1.2%
†	Insurance—Other				310,880	5.4%
					1,473,922	25.6%
Industrial
	Basic Industry
	Aluminum Co. of America	6.750%	1/15/28	45,000	44,972	0.8%
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	44,501	0.8%
†	Other—Basic Industry				85,197	1.4%
	Capital Goods
	Caterpillar, Inc.	6.625%	7/15/28	35,000	37,319	0.7%
2	Hutchison Whampoa
	International Ltd.	7.450%	11/24/33	50,000	56,615	1.0%
	Minnesota Mining &
	Manufacturing Corp.	6.375%	2/15/28	35,000	38,666	0.7%
	Minnesota Mining &
	Manufacturing Corp.	5.700%	3/15/37	35,000	35,776	0.6%
†	Other—Capital Goods				101,734	1.7%
	Communication
	AT&T Wireless	8.750%	3/1/31	50,000	62,606	1.1%
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	7,496	0.1%
	BellSouth Corp.	6.875%	10/15/31	40,000	42,270	0.7%
	BellSouth Corp.	6.000%	11/15/34	40,000	38,178	0.7%
	CBS Corp.	7.875%	7/30/30	40,000	42,314	0.7%
	Deutsche Telekom
	International Finance	8.250%	6/15/30	50,000	61,777	1.1%
	France Telecom	8.500%	3/1/31	38,175	48,675	0.8%
	GTE Corp.	6.940%	4/15/28	20,000	20,967	0.4%
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	21,584	0.4%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,089	0.5%
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	28,995	0.5%
	Pacific Bell	7.125%	3/15/26	15,000	15,979	0.3%
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	39,659	0.7%
	Verizon Communications Corp.	6.250%	4/1/37	15,000	15,149	0.3%
	Verizon Global
	Funding Corp.	5.850%–7.750%	12/1/30–9/15/35	40,500	41,066	0.7%
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	10,218	0.2%
†	Other—Communication				115,706	2.0%
	Consumer Cyclical
	Wal-Mart Stores, Inc.	7.550%	2/15/30	45,000	52,213	0.9%
†	Other—Consumer Cyclical				150,110	2.6%
	Consumer Noncyclical
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	31,900	36,024	0.6%
	Anheuser-Busch Cos., Inc.	5.750%–6.750%	12/15/27–4/1/36	21,460	22,477	0.4%
	Bestfoods	6.625%	4/15/28	30,000	32,636	0.6%
	CPC International, Inc.	7.250%	12/15/26	30,000	34,737	0.6%
	Procter & Gamble Co.	5.500%–6.450%	1/15/26–3/5/37	64,000	66,217	1.2%

Long-Term Investment-Grade Fund

3	Procter & Gamble Co. ESOP	9.360%	1/1/21	32,684	42,679	0.7%
	Wyeth	5.950%	4/1/37	50,000	48,877	0.9%
†	Other—Consumer Noncyclical				363,156	6.3%
	Energy
	ConocoPhillips	5.900%	10/15/32	20,300	20,818	0.4%
	Phillips Petroleum Co.	7.000%	3/30/29	10,000	11,511	0.2%
	Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	43,945	0.8%
†	Other—Energy				122,899	2.1%
	Technology
	International Business
	Machines Corp.	7.000%	10/30/25	50,000	55,668	1.0%
†	Other—Technology				10,329	0.2%
†	Transportation				47,554	0.8%
†	Industrial—Other				25,819	0.4%
					2,273,177	39.6%
Utilities
	Electric
	Appalachian Power Co.	6.700%	8/15/37	50,000	51,604	0.9%
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	50,576	0.9%
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	50,000	58,010	1.0%
	Northern States Power Co.	6.200%	7/1/37	50,000	50,985	0.9%
	Northern States Power Co.	7.125%	7/1/25	30,000	33,944	0.6%
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	37,459	0.7%
	Tampa Electric Co.	6.150%	5/15/37	35,000	35,209	0.6%
	Virginia Electric & Power Co.	6.000%	5/15/37	50,000	49,618	0.9%
†	Other—Electric				243,811	4.2%
	Natural Gas
	Texas Eastern Transmission	7.000%	7/15/32	17,000	18,574	0.3%
†	Other—Natural Gas				45,871	0.8%
					675,661	11.8%
Total Corporate Bonds (Cost $4,345,591)					4,422,760	77.0%
Sovereign Bonds (U.S. Dollar-Denominated)
	International Bank for
	Reconstruction & Development	7.625%	1/19/23	43,320	60,053	1.0%
	Province of Quebec	7.500%	9/15/29	24,500	32,124	0.6%
	Quebec Hydro Electric	9.400%	2/1/21	40,000	58,174	1.0%
†	Other—Sovereign Bonds				82,770	1.5%
Total Sovereign Bonds (Cost $203,602)					233,121	4.1%
Taxable Municipal Bonds
	Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	143,723	2.5%
	Illinois (Taxable Pension) GO	4.950%	6/1/23	8,935	8,970	0.2%
	New Jersey Econ. Dev. Auth.
	State Pension Rev.	7.425%	2/15/29	50,002	61,281	1.1%
	New York City NY Transitional
	Finance Auth. Rev.	5.210%	8/1/17	51,980	54,065	0.9%
	North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	40,395	0.7%
	President and Fellows of
	Harvard College	6.300%	10/1/37	55,000	57,344	1.0%
	Southern California Public
	Power Auth.	6.930%	5/15/17	37,000	43,607	0.8%
†	Other—Taxable Municipal Bonds				100,762	1.7%
Total Taxable Municipal Bonds (Cost $496,805)					510,147	8.9%

Long-Term Investment-Grade Fund

Temporary Cash Investment
Repurchase Agreement
Banc of America Securities, LLC
(Dated 1/31/08, Repurchase Value
$112,331,000, collateralized
by U.S. Treasury Note
2.125%, 1/31/10)
(Cost $112,326)	1.500%	2/1/08	112,326	112,326	2.0%
Total Investments (Cost $5,523,910)				5,661,561	98.7%
Other Assets and Liabilities
Other Assets—Note C				93,526	1.6%
Liabilities				(16,603)	(0.3%)
				76,923	1.3%
Net Assets				5,738,484	100.0%

At January 31, 2008, net assets consisted of: [4]
Amount
($000)
Paid-in Capital	5,651,131
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(50,298)
Unrealized Appreciation	137,651
Net Assets	5,738,484

Investor Shares—Net Assets
Applicable to 455,651,164 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,111,607
Net Asset Value Per Share—Investor Shares	$9.02

Admiral Shares—Net Assets
Applicable to 180,292,035 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,626,877
Net Asset Value Per Share—Admiral Shares	$9.02

• See Note A in Notes to Financial Statements .

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $336,085,000, representing 5.9% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	349,158
Security Lending	1
Total Income	349,159
Expenses
Investment Advisory Fees—Note B	1,322
The Vanguard Group—Note C
Management and Administrative
Investor Shares	7,231
Admiral Shares	1,200
Marketing and Distribution
Investor Shares	970
Admiral Shares	278
Custodian Fees	48
Auditing Fees	34
Shareholders’ Reports
Investor Shares	110
Admiral Shares	8
Trustees’ Fees and Expenses	7
Total Expenses	11,208
Net Investment Income	337,951
Realized Net Gain (Loss) on Investment Securities Sold	(28,549)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(44,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	264,729

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	337,951	321,707
Realized Net Gain (Loss)	(28,549)	(16,118)
Change in Unrealized Appreciation (Depreciation)	(44,673)	(124,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	264,729	180,618
Distributions
Net Investment Income
Investor Shares	(246,101)	(238,073)
Admiral Shares	(91,850)	(83,634)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(337,951)	(321,707)
Capital Share Transactions—Note F
Investor Shares	(32,102)	80,999
Admiral Shares	112,338	142,637
Net Increase (Decrease) from Capital Share Transactions	80,236	223,636
Total Increase (Decrease)	7,014	82,547
Net Assets
Beginning of Period	5,731,470	5,648,923
End of Period	5,738,484	5,731,470

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.15	$9.37	$9.76	$9.40	$9.20
Investment Operations
Net Investment Income	.523	.521	.515	.521	.526
Net Realized and Unrealized Gain (Loss)
on Investments	(.130)	(.220)	(.390)	.360	.200
Total from Investment Operations	.393	.301	.125	.881	.726
Distributions
Dividends from Net Investment Income	(.523)	(.521)	(.515)	(.521)	(.526)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.523)	(.521)	(.515)	(.521)	(.526)
Net Asset Value, End of Period	$9.02	$9.15	$9.37	$9.76	$9.40

Total Return[1]	4.43%	3.39%	1.27%	9.77%	8.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,112	$4,196	$4,219	$4,328	$3,944
Ratio of Total Expenses to
Average Net Assets	0.22%	0.25%	0.25%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	5.78%	5.73%	5.35%	5.58%	5.64%
Portfolio Turnover Rate	15%	15%	9%	16%	11%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Long-Term Investment-Grade Fund

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.15	$9.37	$9.76	$9.40	$9.20
Investment Operations
Net Investment Income	.532	.533	.527	.531	.535
Net Realized and Unrealized Gain (Loss)
on Investments	(.130)	(.220)	(.390)	.360	.200
Total from Investment Operations	.402	.313	.137	.891	.735
Distributions
Dividends from Net Investment Income	(.532)	(.533)	(.527)	(.531)	(.535)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.532)	(.533)	(.527)	(.531)	(.535)
Net Asset Value, End of Period	$9.02	$9.15	$9.37	$9.76	$9.40

Total Return	4.53%	3.53%	1.40%	9.89%	8.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,627	$1,535	$1,430	$704	$618
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	5.88%	5.86%	5.48%	5.69%	5.73%
Portfolio Turnover Rate	15%	15%	9%	16%	11%

See accompanying Notes, which are an integral part of the Financial Statements .

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP,provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2008, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $495,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are

Long-Term Investment-Grade Fund

reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2008, the fund had available realized losses of $50,267,000 to offset future net capital gains of $281,000 through January 31, 2011, $15,169,000 through January 31, 2015, and $34,817,000 through January 31, 2017.

At January 31, 2008, the cost of investment securities for tax purposes was $5,523,910,000. Net unrealized appreciation of investment securities for tax purposes was $137,651,000, consisting of unrealized gains of $248,486,000 on securities that had risen in value since their purchase and $110,835,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2008, the fund purchased $746,880,000 of investment securities and sold $766,979,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $92,158,000 and $62,166,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	771,394	85,388	781,323	85,981
Issued in Lieu of Cash Distributions	223,901	24,731	215,980	23,732
Redeemed	(1,027,397)	(113,326)	(916,304)	(101,060)
Net Increase (Decrease)—Investor Shares	(32,102)	(3,207)	80,999	8,653
Admiral Shares
Issued	435,712	48,114	428,567	46,824
Issued in Lieu of Cash Distributions	67,894	7,500	57,766	6,346
Redeemed	(391,268)	(43,191)	(343,696)	(37,836)
Net Increase (Decrease)—Admiral Shares	112,338	12,423	142,637	15,334

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

High-Yield Corporate Fund

High-Yield Corporate Fund

Fund Profile

As of January 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	236	1,540	9,133
Yield		—	—
Investor Shares	8.3%
Admiral Shares	8.5%
Yield to Maturity	8.2%[3]	10.1%	4.5%
Average Coupon	7.4%	8.0%	5.4%
Average Effective
Maturity	7.7 years	7.4 years	6.8 years
Average Quality [4]	Ba2	B1	Aa1
Average Duration	5.1 years	4.7 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.13%
Short-Term Reserves	1.8%	—	—

Sector Diversification (% of portfolio)

Basic Industry	8.3%
Capital Goods	4.9
Communication	19.2
Consumer Cyclical	15.4
Consumer Noncyclical	10.7
Energy	11.1
Finance	3.9
Other Industrial	0.1
Technology	1.9
Transportation	2.7
Treasury/Agency	5.7
Utilities	12.5
Sovereign	1.8
Short-Term Reserves	1.8%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index [1]	Broad Index [2]
R-Squared	0.94	0.03
Beta	0.89	0.27

High-Yield Corporate Fund

Distribution by Credit Quality[4] (% of portfolio)

Aaa	4.7%
Aa	0
A	0
Baa	4.6
Ba	38.0
B	42.1
Below B/Other	10.6

Distribution by Maturity (% of portfolio)

Under 1 Year	0.4%
1–5 Years	25.4
5–10 Years	59.5
10–20 Years	7.6
20–30 Years	7.1

Investment Focus

1  Lehman U.S. Corporate High Yield Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Moody’s Investors Service.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1998–January 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
High-Yield Corporate Fund Investor Shares[1]	0.70%	7.13%	4.69%	$15,814
Lehman U.S. Aggregate Bond Index	8.81	4.76	6.01	17,934
Lehman U.S. Corporate High Yield Index	–0.60	9.88	5.18	16,573
Average High-Current-Yield Fund[2]	–1.46	8.48	3.65	14,311

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
High-Yield Corporate Fund Admiral Shares[1]	0.83%	7.25%	6.45%	$147,507
Lehman U.S. Aggregate Bond Index	8.81	4.76	5.56	140,017
Lehman U.S. Corporate High Yield Index	–0.60	9.88	8.34	164,536

1  Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor, for the Investor Shares, do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Returns for the Admiral Shares and comparative standards are since the Admiral Shares’ inception: November 12, 2001.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 1998–January 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–3.0%	8.3%	5.3%	1.5%
2000	–7.8	8.0	0.2	0.5
2001	–4.4	9.1	4.7	1.6
2002	–9.6	8.5	–1.1	–1.4
2003	–5.7	8.3	2.6	1.2
2004	7.9	8.6	16.5	27.2
2005	–0.2	7.5	7.3	8.9
2006	–3.1	7.0	3.9	4.5
2007	0.5	7.4	7.9	11.3
2008	–6.4	7.1	0.7	–0.6

Average Annual Total Returns: Periods Ended December 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares [2]	12/27/1978	2.04%	7.62%	–3.06%	8.02%	4.96%
Admiral Shares[2]	11/12/2001	2.17	7.74	–1.14[3]	7.81[3]	6.67[3]

1  Lehman U.S. Corporate High Yield Index.

2  Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor, for the Investor Shares, do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 78 and 79 for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government Securities
	U.S. Treasury Note	4.000%	11/15/12	100,650	106,217	1.2%
	U.S. Treasury Note	4.875%	7/31/11	95,750	103,500	1.2%
	U.S. Treasury Note	5.750%	8/15/10	93,740	101,898	1.1%
	U.S. Treasury Note	5.625%	5/15/08	93,920	94,859	1.1%
	U.S. Treasury Note	5.500%	5/15/09	90,165	93,983	1.0%
Total U.S. Government Securities (Cost $479,859)					500,457	5.6%
Corporate Bonds
Finance
†	Banking				22,544	0.2%
	Finance Companies
	General Motors
	Acceptance Corp. LLC	8.000%	11/1/31	190,230	156,940	1.8%
	General Motors
	Acceptance Corp. LLC	6.750%–6.875%	8/28/12–12/1/14	62,825	52,671	0.6%
†	Insurance				60,643	0.7%
†	Real Estate Investment Trust				51,740	0.6%
					344,538	3.9%
Industrial
	Basic Industry
	Arch Western Finance	6.750%	7/1/13	67,495	65,301	0.7%
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	94,685	100,129	1.1%
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	39,685	41,669	0.5%
1	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	75,699	0.9%
	Georgia-Pacific Corp.	8.000%–8.125%	5/15/11–1/15/24	54,135	52,746	0.6%
	Novelis Inc.	7.250%	2/15/15	76,675	70,733	0.8%
	US Steel Corp.	7.000%	2/1/18	58,385	57,545	0.6%
†	Other—Basic Industry				258,740	2.9%
	Capital Goods
	Allied Waste
	North America Inc.	5.750%–7.250%	2/15/11–6/1/17	94,330	92,125	1.0%
	United Rentals NA Inc.	6.500%	2/15/12	63,080	57,876	0.7%
†	Other—Capital Goods				275,292	3.1%
	Communication
1	Charter Communications
	OPT LLC	8.000%	4/30/12	95,150	90,155	1.0%
1	Charter Communications
	OPT LLC	8.375%	4/30/14	76,940	73,285	0.8%
	Citizens Communications	9.250%	5/15/11	62,665	66,581	0.7%

High-Yield Corporate Fund

	Citizens Communications	6.625%–9.000%	3/15/15–8/15/31	37,665	35,647	0.4%
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	70,943	0.8%
	CSC Holdings, Inc.	6.750%–8.125%	7/15/09–2/15/18	109,995	105,933	1.2%
	Dex Media, Inc.	8.000%	11/15/13	16,290	14,905	0.2%
	Idearc Inc.	8.000%	11/15/16	164,915	148,424	1.7%
	Intelsat Bermuda Ltd.	7.625%–9.250%	4/15/12–6/15/16	117,890	93,820	1.1%
	Intelsat Holding Ltd.	8.625%	1/15/15	62,875	62,875	0.7%
	Intelsat Holding Ltd.	8.250%	1/15/13	6,980	6,945	0.1%
	PanAmSat Corp.	9.000%	8/15/14	41,751	41,438	0.5%
	Qwest Communications
	International Inc.	8.875%	3/15/12	90,455	95,995	1.1%
	Qwest Communications
	International Inc.	7.500%	10/1/14	10,505	10,571	0.1%
	R.H. Donnelley Corp.	8.875%	1/15/16	105,890	91,065	1.0%
1	R.H. Donnelley Corp.	6.875%–8.875%	1/15/13–10/15/17	53,240	45,226	0.5%
	US West
	Communications Group	6.875%	9/15/33	80,755	72,780	0.8%
	Windstream Corp.	8.625%	8/1/16	57,015	59,153	0.7%
	Windstream Corp.	7.000%–8.125%	8/1/13–3/15/19	55,015	52,947	0.6%
†	Other—Communication				448,438	5.0%
	Consumer Cyclical
	Ford Motor Co.	7.450%	7/16/31	56,555	41,427	0.5%
2	Ford Motor Credit Co.	8.000%	12/15/13	157,937	137,800	1.6%
	Ford Motor Credit Co.	7.000%	10/1/13	144,115	119,545	1.3%
	Ford Motor Credit Co.	8.000%	12/15/16	83,500	69,653	0.8%
2	Ford Motor Credit Co.	8.708%	4/15/12	40,570	39,503	0.4%
	^General Motors Corp.	8.375%	7/15/33	139,550	114,431	1.3%
	General Motors Corp.	8.250%	7/15/23	47,885	38,188	0.4%
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	100,000	60,000	0.7%
	Harrah’s Operating Co., Inc.	5.625%–6.500%	6/1/15–6/1/16	45,465	28,968	0.3%
	Host Hotels & Resorts LP	6.875%	11/1/14	35,930	35,301	0.4%
	Host Marriott LP	7.125%	11/1/13	68,215	68,215	0.8%
	Mandalay Resort Group	9.375%	2/15/10	34,730	35,772	0.4%
	MGM Mirage, Inc.	8.500%	9/15/10	78,475	81,222	0.9%
	MGM Mirage, Inc.	6.750%–8.375%	2/1/11–9/1/12	32,450	32,070	0.4%
	Park Place
	Entertainment Corp.	8.125%	5/15/11	1,890	1,644	0.0%
	Service Corp. International	6.750%–7.625%	10/1/14–10/1/18	91,793	91,789	1.0%
1	TRW Automotive Inc.	7.000%	3/15/14	96,785	89,526	1.0%
1	TRW Automotive Inc.	7.250%	3/15/17	49,145	44,845	0.5%
†	Other—Consumer Cyclical				210,789	2.4%
	Consumer Noncyclical
	Community Health Systems	8.875%	7/15/15	72,460	73,547	0.8%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,092	0.7%
	Elan Financial PLC	7.750%	11/15/11	67,950	63,873	0.7%
	Elan Financial PLC	8.869%–8.875%	11/15/11–12/1/13	67,775	63,664	0.7%
	HCA Inc.	6.375%	1/15/15	96,955	82,896	0.9%
	HCA Inc.	6.500%	2/15/16	69,575	59,139	0.7%
	HCA Inc.	5.750%–9.250%	3/15/14–11/6/33	60,360	58,204	0.7%
	Tenet Healthcare Corp.	9.875%	7/1/14	73,300	69,635	0.8%
	Tenet Healthcare Corp.	6.500%–9.250%	6/1/12–2/1/15	38,890	34,842	0.4%
†	Other—Consumer Noncyclical				364,905	4.1%
	Energy
	Chesapeake Energy Corp.	6.500%	8/15/17	67,780	65,577	0.7%
	Chesapeake Energy Corp.	6.250%–7.750%	1/15/15–1/15/18	127,485	124,636	1.4%
1	OPTI Canada Inc.	8.250%	12/15/14	67,550	66,030	0.7%
1	OPTI Canada Inc.	7.875%	12/15/14	24,135	22,898	0.3%
	Peabody Energy Corp.	7.375%	11/1/16	59,950	60,999	0.7%
	Peabody Energy Corp.	6.875%–7.875%	3/15/13–11/1/26	83,235	83,206	0.9%
	Pioneer Natural
	Resources Co.	6.650%	3/15/17	68,845	66,386	0.7%
	Pioneer Natural
	Resources Co.	5.875%–7.200%	7/15/16–1/15/28	77,265	72,678	0.8%
†	Other—Energy				404,078	4.7%
	Technology
	NXP BV	7.875%	10/15/14	61,075	56,418	0.6%
†	Other—Technology				105,519	1.2%

High-Yield Corporate Fund

	Transportation
2	Avis Budget Car Rental	7.369%–7.750%	5/15/14–5/15/16	111,000	100,649	1.1%
	Hertz Corp.	8.875%	1/1/14	68,500	66,616	0.7%
	Hertz Corp.	10.500%	1/1/16	32,355	31,142	0.4%
†	Other—Transportation				38,381	0.4%
†	Industrial—Other				4,484	0.1%
					6,478,163	72.9%
Utilities
	Electric
	Dynegy Inc.	8.375%	5/1/16	75,465	73,578	0.8%
	Dynegy Inc.	7.750%	6/1/19	40,000	36,600	0.4%
	Mirant North America LLC	7.375%	12/31/13	59,415	59,638	0.7%
	NRG Energy Inc.	7.375%	2/1/16	96,890	93,741	1.1%
	NRG Energy Inc.	7.375%	1/15/17	69,725	67,546	0.8%
	NRG Energy Inc.	7.250%	2/1/14	30,145	29,467	0.3%
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	87,799	1.0%
	Reliant Energy, Inc.	7.875%	6/15/17	20,000	19,550	0.2%
	TXU Corp.	6.500%	11/15/24	77,300	57,009	0.6%
	TXU Corp.	5.550%–6.550%	11/15/14–11/15/34	131,235	99,846	1.1%
†	Other—Electric				253,569	2.9%
	Natural Gas
1	Williams Cos., Inc.	6.375%–8.125%	10/1/10–1/15/31	107,285	115,288	1.3%
†	Other—Natural Gas				101,574	1.1%
					1,095,205	12.3%
Total Corporate Bonds (Cost $8,405,515)					7,917,906	89.1%
Sovereign Bonds (U.S. Dollar-Denominated)
	Republic of Argentina	7.000%	9/12/13	116,365	103,238	1.2%
	Republic of Argentina	7.000%	4/17/17	69,450	55,664	0.6%
Total Sovereign Bonds (Cost $174,335)					158,902	1.8%
Temporary Cash Investments
Repurchase Agreement
BNP Paribas Securities Corp.
	(Dated 1/31/08, Repurchase Value
	$154,861,000, collateralized by
	U.S. Treasury Inflation-Indexed
	Note 3.000%, 7/15/12)	1.750%	2/1/08	154,853	154,853	1.7%

				Shares
Money Market Fund
3	Vanguard Market
	Liquidity Fund—Note G	4.060%		158,109,800	158,110	1.8%
Total Temporary Cash Investments (Cost $312,963)					312,963	3.5%
Total Investments (Cost $9,372,672)					8,890,228	100.0%
Other Assets and Liabilities
Other Assets—Note C					208,383	2.3%
Liabilities—Note G					(209,600)	(2.3%)
					(1,217)	0.0%
Net Assets					8,889,011	100.0%

High-Yield Corporate Fund

At January 31, 2008, net assets consisted of: [4]
Amount
($000)
Paid-in Capital	10,867,018
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,495,563)
Unrealized Depreciation	(482,444)
Net Assets	8,889,011

Investor Shares—Net Assets
Applicable to 790,821,736 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,602,401
Net Asset Value Per Share—Investor Shares	$5.82

Admiral Shares—Net Assets
Applicable to 736,581,007 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,286,610
Net Asset Value Per Share—Admiral Shares	$5.82

•  See Note A in Notes to Financial Statements .

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements .

1  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $883,092,000, representing 9.9% of net assets.

2  Adjustable-rate note.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2008
($000)
Investment Income
Income
Interest	705,833
Security Lending	3,240
Total Income	709,073
Expenses
Investment Advisory Fees—Note B	3,403
The Vanguard Group—Note C
Management and Administrative
Investor Shares	9,496
Admiral Shares	3,137
Marketing and Distribution
Investor Shares	945
Admiral Shares	706
Custodian Fees	28
Auditing Fees	34
Shareholders’ Reports
Investor Shares	249
Admiral Shares	28
Trustees’ Fees and Expenses	11
Total Expenses	18,037
Expenses Paid Indirectly—Note D	(28)
Net Expenses	18,009
Net Investment Income	691,064
Realized Net Gain (Loss) on Investment Securities Sold	(47,020)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(577,690)
Net Increase (Decrease) in Net Assets Resulting from Operations	66,354

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	691,064	653,463
Realized Net Gain (Loss)	(47,020)	35,036
Change in Unrealized Appreciation (Depreciation)	(577,690)	8,449
Net Increase (Decrease) in Net Assets Resulting from Operations	66,354	696,948
Distributions
Net Investment Income
Investor Shares	(361,709)	(362,070)
Admiral Shares	(329,355)	(291,393)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(691,064)	(653,463)
Capital Share Transactions—Note H
Investor Shares	(216,455)	(89,530)
Admiral Shares	264,667	441,564
Net Increase (Decrease) from Capital Share Transactions	48,212	352,034
Total Increase (Decrease)	(576,498)	395,519
Net Assets
Beginning of Period	9,465,509	9,069,990
End of Period	8,889,011	9,465,509

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$6.22	$6.19	$6.39	$6.40	$5.93
Investment Operations
Net Investment Income	.446	.438	.437	.460	.474
Net Realized and Unrealized Gain (Loss)
on Investments	(.400)	.030	(.200)	(.010)	.470
Total from Investment Operations	.046	.468	.237	.450	.944
Distributions
Dividends from Net Investment Income	(.446)	(.438)	(.437)	(.460)	(.474)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.446)	(.438)	(.437)	(.460)	(.474)
Net Asset Value, End of Period	$5.82	$6.22	$6.19	$6.39	$6.40

Total Return[1]	0.70%	7.89%	3.89%	7.34%	16.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,602	$5,146	$5,214	$7,246	$7,271
Ratio of Total Expenses to
Average Net Assets	0.25%	0.26%	0.25%	0.22%	0.23%
Ratio of Net Investment Income to
Average Net Assets	7.34%	7.13%	7.01%	7.26%	7.65%
Portfolio Turnover Rate	26%	47%	44%	51%	52%

1  Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

High-Yield Corporate Fund

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$6.22	$6.19	$6.39	$6.40	$5.93
Investment Operations
Net Investment Income	.454	.446	.445	.466	.477
Net Realized and Unrealized Gain (Loss)
on Investments	(.400)	.030	(.200)	(.010)	.470
Total from Investment Operations	.054	.476	.245	.456	.947
Distributions
Dividends from Net Investment Income	(.454)	(.446)	(.445)	(.466)	(.477)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.454)	(.446)	(.445)	(.466)	(.477)
Net Asset Value, End of Period	$5.82	$6.22	$6.19	$6.39	$6.40

Total Return[1]	0.83%	8.03%	4.04%	7.44%	16.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,287	$4,320	$3,856	$2,225	$2,403
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.12%	0.12%	0.17%
Ratio of Net Investment Income to
Average Net Assets	7.46%	7.26%	7.14%	7.36%	7.71%
Portfolio Turnover Rate	26%	47%	44%	51%	52%

1  Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year. See accompanying Notes, which are an integral part of the Financial Statements .

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP,provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2008, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2008, the fund had contributed capital of $756,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $28,000.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2008, the fund had available realized losses of $1,492,018,000 to offset future net capital gains of $669,185,000 through January 31, 2010, $721,932,000 through January 31, 2011, $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, and $27,255,000 through January 31, 2017.

At January 31, 2008, the cost of investment securities for tax purposes was $9,372,672,000. Net unrealized depreciation of investment securities for tax purposes was $482,444,000, consisting of unrealized gains of $82,210,000 on securities that had risen in value since their purchase and $564,654,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2008, the fund purchased $2,180,328,000 of investment securities and sold $2,494,750,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $49,662,000 and $46,810,000, respectively.

G. The market value of securities on loan to broker-dealers at January 31, 2008, was $153,536,000, for which the fund received cash collateral of $158,110,000.

High-Yield Corporate Fund

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,004,788	165,099	973,154	158,314
Issued in Lieu of Cash Distributions	288,723	47,638	284,591	46,401
Redeemed[1]	(1,509,966)	(249,151)	(1,347,275)	(219,645)
Net Increase (Decrease)—Investor Shares	(216,455)	(36,414)	(89,530)	(14,930)
Admiral Shares
Issued	1,130,533	185,810	983,669	160,082
Issued in Lieu of Cash Distributions	218,430	36,057	188,948	30,801
Redeemed[1]	(1,084,296)	(179,709)	(731,053)	(119,299)
Net Increase (Decrease)—Admiral Shares	264,667	42,158	441,564	71,584

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

1  Net of redemption fees of $1,365,000 and $1,197,000 (fund totals).

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 12, 2008

Special 2007 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 82.7% of income dividends are interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $395,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 79.9% of income dividends are interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 82.5% of income dividends are interest-related dividends.

Special 2007 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.1% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 86 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 83 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2007	1/31/2008	Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,045.25	$1.08
Admiral Shares	1,000.00	1,045.83	0.52
Institutional Shares	1,000.00	1,045.98	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,063.75	$1.09
Admiral Shares	1,000.00	1,064.34	0.52
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,045.79	$1.08
Admiral Shares	1,000.00	1,046.26	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,029.31	$1.33
Admiral Shares	1,000.00	1,029.98	0.67
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.55	0.66

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.21% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.26% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
152 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
152 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
152 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
152 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
152 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
152 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
152 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
152 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
152 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
152 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
152 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information,available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund’s current prospectus.	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032008

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S.	Government and Agency Obligations (7.6%)

U.S.	Government Securities (4.7%)
	U.S. Treasury Note	4.375%	11/15/08	7,325	7,446
	U.S. Treasury Note	4.500%	2/15/09	8,900	9,110
	U.S. Treasury Note	4.875%	8/15/09	20,000	20,816
	U.S. Treasury Note	3.375%	9/15/09	97,780	99,644
	U.S. Treasury Note	3.375%	10/15/09	70,000	71,422
	U.S. Treasury Note	4.625%	11/15/09	25,450	26,548
	U.S. Treasury Note	3.500%	2/15/10	291,800	299,550
	U.S. Treasury Note	3.875%	5/15/10	140,000	145,316
	U.S. Treasury Note	3.625%	6/15/10	8,033	8,304
	U.S. Treasury Note	3.875%	9/15/10	182,000	189,706
	U.S. Treasury Note	4.250%	10/15/10	72,300	76,152
					954,014
Mortgage-Backed Securities (2.9%)
	Conventional Mortgage-Backed Securities (0.4%)
1,2	Federal Home Loan Mortgage Corp.	6.000%	3/1/17–4/1/17	15,681	16,312
1,2	Federal Home Loan Mortgage Corp.	7.000%	1/1/09	108	109
1,2	Federal National Mortgage Assn.	5.606%	2/1/37	8,448	8,669
1,2	Federal National Mortgage Assn.	6.000%	12/1/16–5/1/17	21,674	22,372
1,2	Federal National Mortgage Assn.	6.500%	12/1/11–9/1/16	19,548	20,283
1,2	Federal National Mortgage Assn.	7.000%	10/1/11–4/1/13	2,408	2,441
1,2	Federal National Mortgage Assn.	7.500%	3/1/15	526	550
	Nonconventional Mortgage-Backed Securities (2.5%)
1,2	Federal Home Loan Mortgage Corp.	3.651%	8/1/33	8,000	8,087
1,2	Federal Home Loan Mortgage Corp.	3.727%	8/1/33	5,203	5,255
1,2	Federal Home Loan Mortgage Corp.	3.836%	8/1/33	7,192	7,273
1,2	Federal Home Loan Mortgage Corp.	3.876%	7/1/33	33,687	33,774
1,2	Federal Home Loan Mortgage Corp.	3.929%	6/1/33	10,170	10,310
1,2	Federal Home Loan Mortgage Corp.	4.055%	5/1/33	5,447	5,548
1,2	Federal Home Loan Mortgage Corp.	4.072%	6/1/33	11,586	11,740
1,2	Federal Home Loan Mortgage Corp.	4.115%	5/1/33	10,854	11,051
1,2	Federal Home Loan Mortgage Corp.	4.213%	2/1/33	5,228	5,349
1,2	Federal Home Loan Mortgage Corp.	5.000%	7/15/24	19,157	19,358
1,2	Federal Home Loan Mortgage Corp.	5.324%	1/1/33	5,693	5,834
1,2	Federal Home Loan Mortgage Corp.	5.500%	12/15/27	5,634	5,783
1,2	Federal Home Loan Mortgage Corp.	5.866%	8/1/37	45,648	46,841
1,2	Federal Home Loan Mortgage Corp.	7.072%	7/1/32	1,110	1,141
1,2	Federal Home Loan Mortgage Corp.	7.117%	10/1/32	2,488	2,564
1,2	Federal Home Loan Mortgage Corp.	7.180%	9/1/32	3,213	3,311
1,2	Federal Home Loan Mortgage Corp.	7.225%	8/1/32	1,992	2,042
1,2	Federal Home Loan Mortgage Corp.	7.238%	8/1/32	3,283	3,365
1,2	Federal Home Loan Mortgage Corp.	7.254%	9/1/32	2,116	2,157
1,2	Federal Home Loan Mortgage Corp.	7.270%	8/1/32	2,701	2,782
1,2	Federal Home Loan Mortgage Corp.	7.274%	9/1/32	4,496	4,644
1,2	Federal National Mortgage Assn.	3.000%	8/25/32	849	846
1,2	Federal National Mortgage Assn.	3.402%	8/1/33	8,227	8,327
1,2	Federal National Mortgage Assn.	3.485%	8/1/33	8,135	8,243
1,2	Federal National Mortgage Assn.	3.638%	8/1/33	7,576	7,680
1,2	Federal National Mortgage Assn.	3.693%	8/1/33	2,538	2,576
1,2	Federal National Mortgage Assn.	3.695%	7/1/33	11,322	11,446
1,2	Federal National Mortgage Assn.	3.707%	8/1/33	15,508	15,676
1,2	Federal National Mortgage Assn.	3.715%	9/1/33	17,987	18,215
1,2	Federal National Mortgage Assn.	3.716%	6/1/33	30,331	30,768
1,2	Federal National Mortgage Assn.	3.717%	6/1/33	15,336	15,459
1,2	Federal National Mortgage Assn.	3.740%	10/1/33	7,802	7,918
1,2	Federal National Mortgage Assn.	3.798%	9/1/33	24,647	24,984

1

1,2	Federal National Mortgage Assn.	3.803%	8/1/33	16,719	16,965
1,2	Federal National Mortgage Assn.	3.816%	7/1/33	18,068	18,574
1,2	Federal National Mortgage Assn.	3.962%	4/1/33	9,286	9,458
1,2	Federal National Mortgage Assn.	3.971%	5/1/33	20,786	21,195
1,2	Federal National Mortgage Assn.	4.034%	5/1/33	13,017	13,161
1,2	Federal National Mortgage Assn.	4.086%	4/1/33	6,227	6,365
1,2	Federal National Mortgage Assn.	4.105%	5/1/33	9,227	9,420
1,2	Federal National Mortgage Assn.	4.117%	5/1/33	3,709	3,777
1,2	Federal National Mortgage Assn.	4.208%	7/1/33	28,876	29,428
1,2	Federal National Mortgage Assn.	5.500%	8/25/27	10,112	10,335
1,2	Federal National Mortgage Assn.	5.510%	8/1/37	8,830	9,058
1,2	Federal National Mortgage Assn.	6.193%	12/1/32	2,702	2,759
1,2	Federal National Mortgage Assn.	7.051%	8/1/32	1,819	1,851
1,2	Federal National Mortgage Assn.	7.064%	7/1/32	1,299	1,326
1,2	Federal National Mortgage Assn.	7.156%	9/1/32	652	672
1,2	Federal National Mortgage Assn.	7.208%	9/1/32	1,044	1,066
					576,493

Total U.S. Government and Agency Obligations (Cost $1,480,249)					1,530,507
Corporate Bonds (87.7%)

Asset-Backed/Commercial Mortgage-Backed Securities (23.2%)
2,3	American Express Credit Account Master Trust	4.346%	9/15/10	23,200	23,203
2,3	American Express Credit Account Master Trust	4.686%	11/15/10	16,000	15,959
2,3	American Express Credit Account Master Trust	4.326%	3/15/12	16,630	16,533
2,3	American Express Credit Account Master Trust	4.266%	12/15/13	22,500	22,108
2,3	American Express Issuance Trust	4.266%	8/15/11	24,500	24,220
2,4	ARG Funding Corp.	4.020%	4/20/09	14,155	14,161
4	BA Covered Bond Issuer	5.500%	6/14/12	36,600	39,090
2	Banc of America Commercial Mortgage, Inc.	5.334%	9/10/45	14,475	14,570
2	Banc of America Funding Corp.	5.599%	9/20/46	72,311	72,887
2	Banc of America Mortgage Securities	7.527%	9/25/32	487	488
2	Banc of America Mortgage Securities	6.428%	2/25/33	1,866	1,862
2	Banc of America Mortgage Securities	4.183%	5/25/33	4,043	3,977
2	Banc of America Mortgage Securities	3.419%	7/25/33	6,370	6,331
2	Banc of America Mortgage Securities	3.540%	2/25/34	7,189	7,052
2	Banc of America Securities Auto Trust	5.180%	6/18/10	40,000	40,491
2	Bank of America Credit Card Trust	4.720%	5/15/13	70,200	72,341
2,3	Bank of America Credit Card Trust	4.256%	6/17/13	44,920	44,207
2,3	Bank One Issuance Trust	4.346%	12/15/10	25,000	24,988
2	Bear Stearns Adjustable Rate Mortgage Trust	5.797%	10/25/36	80,893	81,467
2	Bear Stearns Adjustable Rate Mortgage Trust	5.480%	5/25/47	64,076	64,248
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.478%	10/12/41	46,800	47,147
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	11,800	11,727
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.330%	1/12/45	11,250	11,207
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	45,000	45,072
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	40,000	40,014
2,3,4	BMW Floorplan Master Owner Trust	4.022%	9/17/11	107,500	104,959
2	BMW Vehicle Lease Trust	4.590%	8/15/13	30,800	31,011
2	Cabela’s Master Credit Card Trust	4.310%	12/16/13	59,750	60,157
2	Capital Auto Receivables Asset Trust	4.980%	5/15/11	29,550	29,962
2	Capital Auto Receivables Asset Trust	5.000%	12/15/11	15,760	16,149
2	Capital One Auto Finance Trust	5.250%	8/15/11	34,200	34,693
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	36,693
2	Capital One Prime Auto Receivables Trust	4.320%	8/15/09	3,002	3,003
2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	30,603	30,801
2	CarMax Auto Owner Trust	4.210%	1/15/10	6,245	6,253
2,3	Chase Credit Card Master Trust	4.346%	7/15/10	24,900	24,894
2	Chase Issuance Trust	4.960%	9/17/12	37,540	39,020
2,3	Chase Issuance Trust	4.276%	10/15/12	33,000	32,562
2	Chase Issuance Trust	4.650%	12/17/12	4,262	4,376
2	Chase Manhattan Auto Owner Trust	3.870%	6/15/09	7,654	7,657
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	49,703	50,149

2

2	Chase Manhattan Auto Owner Trust	3.980%	4/15/11	16,100	16,146
2	CIT Equipment Collateral	4.420%	5/20/09	4,844	4,853
2	Citibank Credit Card Issuance Trust	4.850%	2/10/11	44,200	44,830
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	39,250	39,648
2	Citibank Credit Card Issuance Trust	5.500%	6/22/12	46,900	48,319
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	50,636
2	Citigroup Commercial Mortgage Trust	5.888%	12/10/49	41,000	41,437
2	Citigroup Mortgage Loan Trust, Inc.	4.675%	3/25/34	9,086	9,005
2	Citigroup Mortgage Loan Trust Inc.	5.920%	7/25/37	44,155	45,128
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	14,270	14,332
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	59,614
2	CNH Equipment Trust	4.270%	1/15/10	4,334	4,321
2	CNH Equipment Trust	5.200%	8/16/10	22,637	22,707
2,3	CNH Wholesale Master Note Trust	4.346%	6/15/11	23,475	23,496
2,3,4	CNH Wholesale Master Note Trust	4.296%	7/15/12	29,350	29,073
2	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	19,000	19,249
2	Countrywide Home Loans	4.064%	5/25/33	6,924	6,757
2	Countrywide Home Loans	3.496%	11/19/33	12,743	12,673
2	Countrywide Home Loans	5.356%	3/20/36	33,913	33,319
2	Countrywide Home Loans	5.463%	2/25/47	43,389	42,608
2	Credit Suisse Mortgage Capital Certificates	5.512%	2/15/39	20,800	21,204
2	Credit Suisse Mortgage Capital Certificates	5.912%	6/15/39	36,575	37,008
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	29,156
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	21,730	21,923
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	26,200	26,308
2,3	DaimlerChrysler Master Owner Trust	4.266%	11/15/11	22,000	21,754
2,3	Discover Card Master Trust I	4.246%	9/16/10	46,000	45,984
2,3	Federal National Mortgage Assn. Grantor Trust	3.616%	6/25/33	110	106
2	First Horizon Mortgage Pass-Through Trust	5.676%	11/25/36	32,504	33,049
2	First Horizon Mortgage Pass-Through Trust	5.499%	1/25/37	74,656	75,008
2,3	Fleet Home Equity Loan Trust	4.209%	1/20/33	6,670	6,138
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	3,285	3,289
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	27,500	28,008
2	Ford Credit Auto Owner Trust	5.250%	9/15/11	41,845	42,957
2	Ford Credit Auto Owner Trust	5.150%	11/15/11	23,820	24,436
2	Ford Credit Auto Owner Trust	3.960%	4/15/12	14,900	14,978
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,500	20,387
2,3	GE Capital Credit Card Master Note Trust	4.276%	3/15/13	17,600	17,350
2	GMAC Mortgage Corp. Loan Trust	5.298%	11/19/35	12,936	13,219
2,3	Gracechurch Card Funding PLC	4.033%	9/15/10	39,500	39,361
2,3	Granite Master Issuer PLC	4.038%	12/17/54	8,800	8,595
2,3	Granite Master Issuer PLC	4.996%	12/20/54	26,200	26,164
2	Harley-Davidson Motorcycle Trust	2.070%	2/15/11	5,188	5,186
2	Harley-Davidson Motorcycle Trust	2.760%	5/15/11	7,747	7,724
2	Harley-Davidson Motorcycle Trust	2.530%	11/15/11	8,359	8,295
2	Harley-Davidson Motorcycle Trust	5.240%	1/15/12	9,800	9,895
2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	15,733	15,705
2	Harley-Davidson Motorcycle Trust	5.220%	3/15/12	13,850	14,115
2	Harley-Davidson Motorcycle Trust	5.100%	5/15/12	28,850	29,362
2,4	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	29,100	29,583
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	6,485	6,499
2	Honda Auto Receivables Owner Trust	5.100%	3/18/11	58,700	59,906
2	Honda Auto Receivables Owner Trust	5.460%	5/23/11	27,400	28,187
2	Honda Auto Receivables Owner Trust	5.090%	7/18/13	5,870	6,032
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	52,000	52,897
2	John Deere Owner Trust	3.980%	6/15/09	1,926	1,928
2	John Deere Owner Trust	5.040%	7/15/11	34,700	34,793
2	JP Morgan Mortgage Trust	5.300%	7/25/35	83,806	84,365
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	22,200	22,172
2	JPMorgan Chase Commercial Mortgage Securities	5.298%	5/15/47	18,700	18,691
2	JPMorgan Chase Commercial Mortgage Securities	5.992%	6/15/49	50,700	51,429
2	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	24,053	24,127
2	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	44,610	45,134

3

2,3,4	Kildare Securities Ltd.	5.206%	12/10/43	58,600	56,752
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	37,500	37,368
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	23,258
2	Master Adjustable Rate Mortgages Trust	3.824%	4/25/34	11,760	11,477
2,3	MBNA Credit Card Master Note Trust	4.356%	8/16/10	41,300	41,291
2	MBNA Credit Card Master Note Trust	3.650%	3/15/11	10,765	10,779
2	MBNA Credit Card Master Note Trust	4.900%	7/15/11	9,425	9,570
2,3	MBNA Credit Card Master Note Trust	4.256%	2/15/12	40,000	39,712
2	MBNA Credit Card Master Note Trust	4.500%	1/15/13	19,775	20,243
2	Merrill Auto Trust Securitization	4.100%	8/25/09	6,332	6,334
2	Merrill Lynch Mortgage Investors, Inc.	6.395%	2/25/33	7,266	7,200
2	Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/33	5,387	5,363
2	Merrill Lynch Mortgage Investors, Inc.	4.561%	2/25/34	17,980	17,925
2	Merrill Lynch Mortgage Investors, Inc.	5.500%	5/25/36	46,381	46,858
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	16,850	16,781
2	Merrill Lynch Mortgage Trust	5.918%	6/12/50	38,100	38,542
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	23,377
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	10,300	10,381
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	18,760	18,685
2	Morgan Stanley Capital I	5.803%	6/13/42	81,050	81,806
2	Morgan Stanley Capital I	5.374%	3/12/44	25,330	25,526
2	Morgan Stanley Capital I	5.623%	12/12/49	16,800	16,852
2	Morgan Stanley Capital I	5.090%	10/12/52	19,825	19,843
2,3	Morgan Stanley Dean Witter Credit Card
	Home Equity Line of Credit Trust	3.646%	11/25/15	2,884	2,915
2	Morgan Stanley Mortgage Loan Trust	4.074%	2/25/34	13,411	13,190
2	Morgan Stanley Mortgage Loan Trust	5.427%	6/25/36	41,563	41,992
2,3	National City Credit Card Master Trust	4.286%	8/15/12	57,400	56,790
2,3	National City Credit Card Master Trust	4.286%	3/17/14	24,825	24,265
2	Nissan Auto Receivables Owner Trust	3.990%	7/15/09	8,826	8,832
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	5,321	5,328
2,3	Nissan Auto Receivables Owner Trust	4.266%	7/15/10	29,100	29,034
2	Nissan Auto Receivables Owner Trust	5.030%	5/16/11	11,200	11,465
2	Nissan Auto Receivables Owner Trust	3.890%	8/15/11	16,800	16,817
2	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	40,400	41,735
2,3,4	Nordstrom Private Label Credit Card Master Trust	4.296%	5/15/15	93,000	90,737
2,3	Permanent Master Issuer PLC	4.308%	1/15/16	32,800	32,400
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	39,250	39,992
2	PG&E Energy Recovery Funding LLC	4.370%	6/25/14	47,300	48,166
2	Provident Funding Mortgage Loan Trust	4.034%	4/25/34	22,227	21,988
2,3	Rental Car Finance Corp.	3.576%	6/25/09	23,783	23,768
2	Residential Funding Mortgage Securities I	5.855%	8/25/36	58,559	59,119
2	Residential Funding Mortgage Securities I	5.963%	9/25/36	26,615	27,580
2	Salomon Brothers Mortgage Securities VII	4.111%	9/25/33	27,348	26,910
2	Sequoia Mortgage Trust	5.653%	9/20/46	73,653	74,034
2	Thornburg Mortgage Securities Trust	3.304%	3/25/44	12,909	12,934
2	Toyota Auto Receivables Owner Trust	2.790%	1/15/10	3,294	3,293
2	USAA Auto Owner Trust	4.550%	2/16/10	25,735	25,803
2	USAA Auto Owner Trust	4.900%	2/15/12	29,800	30,447
2	USAA Auto Owner Trust	4.160%	4/16/12	13,780	13,943
2	USAA Auto Owner Trust	4.500%	10/15/13	28,020	27,720
2,3	Volkswagen Credit Auto Master Trust	3.954%	7/20/10	53,775	53,646
2,3	Wachovia Asset Securitization, Inc.	3.636%	6/25/33	2,221	2,055
2	Wachovia Auto Loan Owner Trust	5.100%	7/20/11	24,500	24,737
2	Wachovia Auto Owner Trust	5.390%	9/20/11	25,320	26,009
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	29,958
2	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	16,485
2	Washington Mutual Mortgage Pass-Through Certificates	6.548%	1/25/33	946	942
2	Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/33	7,717	7,669
2	Washington Mutual Mortgage Pass-Through Certificates	4.047%	9/25/33	10,732	10,604

4

2	Wells Fargo Home Equity Trust	3.970%	5/25/34	22,377	22,252
2	Wells Fargo Mortgage Backed Securities Trust	5.637%	10/25/36	72,951	73,993
2	World Omni Auto Receivables Trust	5.010%	10/15/10	32,985	33,168
2	World Omni Auto Receivables Trust	5.230%	2/15/11	17,600	17,863
					4,654,748
Finance (35.3%)
	Banking (18.5%)
	AmSouth Bank NA	6.125%	3/1/09	2,300	2,339
3,4	ANZ National Bank International Ltd.	4.447%	4/14/08	56,800	56,916
3,4	ANZ National Bank International Ltd.	4.938%	8/7/09	19,600	19,513
3	Associated Bank NA	5.031%	2/1/08	9,350	9,350

3	Associated Bank NA	5.244%	6/2/08	37,550	37,510
	Astoria Financial Corp.	5.750%	10/15/12	12,000	12,613
2,4	Banco Mercantil del Norte	6.135%	10/13/16	19,550	19,257
4	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	34,000	33,702
3,4	Banco Santander Chile	5.496%	12/9/09	18,900	18,936
	Bank of America Capital Trust XIV	5.630%	12/31/49	105,428	86,477
3	Bank of America Corp.	5.040%	2/27/09	33,500	33,478
3	Bank of America Corp.	4.994%	8/2/10	20,000	19,845
	Bank of America Corp.	5.375%	8/15/11	48,739	50,827
3	Bank of Ireland	5.016%	12/18/09	61,800	61,368
	Bank of New York Co., Inc.	5.050%	3/3/09	37,900	38,431
	Bank of New York Co., Inc.	5.410%	5/15/09	30,800	31,441
2	Bank of New York Mellon	3.400%	3/15/13	9,355	9,349
	Bank of New York Mellon	7.300%	12/1/09	4,900	5,201
	Bank of New York Mellon	4.950%	1/14/11	14,700	15,014
3	Bank of Nova Scotia	3.325%	3/28/08	94,000	93,967
3	Barclays Bank PLC	4.989%	8/10/09	46,800	46,846
	Barclays Bank PLC	7.400%	12/15/09	6,788	7,184
	Barclays Bank PLC	5.450%	9/12/12	19,550	20,563
4	Barclays Bank PLC	7.375%	12/15/49	4,420	4,773
	BB&T Corp.	6.500%	8/1/11	20,875	22,167
3,4	BBVA US Senior S.A. Unipersonal	4.067%	4/17/09	117,500	117,246
4	BNP Paribas	4.800%	6/24/15	13,800	13,350
3	Branch Banking & Trust Co.	5.174%	9/2/08	17,800	17,821
3,4	BTMU Curacao Holdings NV	5.261%	12/19/16	36,725	34,210
3	Canadian Imperial Bank of Commerce	5.090%	5/27/08	34,200	34,245
4	CBG Florida REIT Corp.	7.114%	2/15/49	25,100	19,661
3	Charter One Bank N.A.	3.294%	4/24/09	29,370	29,047
	Charter One Bank N.A.	5.500%	4/26/11	16,400	17,102
3	Citigroup Global Markets	5.091%	3/17/09	38,700	38,632
3	Citigroup, Inc.	5.286%	6/9/09	81,000	80,821
	Citigroup, Inc.	5.250%	2/27/12	19,900	20,329
	Citigroup, Inc.	5.300%	10/17/12	46,700	48,363
4	Commonwealth Bank of Australia	5.000%	11/6/12	24,000	25,019
4	Commonwealth Bank of Australia	6.024%	3/15/49	21,125	20,191
3,4	Compass Bank	5.143%	10/9/09	46,700	46,511
3,4	Credit Agricole	5.103%	5/28/10	93,750	92,816
2,4	Credit Agricole	6.637%	5/31/49	7,600	6,931
3	Credit Suisse First Boston USA, Inc.	5.234%	6/2/08	40,000	40,059
	Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	38,425	38,709
3	Credit Suisse First Boston USA, Inc.	5.069%	8/15/10	41,500	41,015
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	8,500	8,867
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	17,920	18,731
3,4	Deutsche Bank Financial, Inc.	3.571%	4/30/09	11,730	11,730
3	Deutsche Bank New York Branch	5.132%	8/21/09	46,790	46,722
4	Development Bank of Singapore Ltd.	7.875%	8/10/09	21,600	22,763
3,4	Development Bank of Singapore Ltd.	5.097%	5/16/17	54,850	51,622
3,4	DnB NOR Bank ASA	4.447%	10/13/09	60,900	60,463
	Fifth Third Bank	3.375%	8/15/08	16,701	16,688
3	First Tennessee Bank	5.131%	12/17/09	23,500	23,506
	FirstStar Bank	7.125%	12/1/09	11,985	12,787

5

	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,308
	GreenPoint Financial Corp.	3.200%	6/6/08	36,560	36,389
4	HBOS Treasury Services PLC	4.000%	9/15/09	32,000	32,089
3,4	HBOS Treasury Services PLC	5.206%	12/8/10	89,800	89,015
	HSBC Bank PLC	6.950%	3/15/11	4,800	5,152
	HSBC Bank USA	3.875%	9/15/09	38,500	38,633
3	HSBC Bank USA	5.187%	12/14/09	38,500	38,153
4	ICICI Bank Ltd.	5.750%	1/12/12	9,125	8,705
2	Independence Community Bank	3.750%	4/1/14	16,040	16,153
2	JPMorgan Chase & Co.	4.891%	9/1/15	25,200	25,631
	JPMorgan Chase & Co.	4.600%	1/17/11	9,350	9,471
	JPMorgan Chase & Co.	5.600%	6/1/11	35,000	36,458
	JPMorgan Chase & Co.	6.625%	3/15/12	19,601	21,147
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	75,819
	KeyCorp	4.700%	5/21/09	15,700	15,801
3	KeyCorp	3.385%	5/26/09	19,570	19,420
4	Lloyds TSB Group PLC	6.267%	11/14/49	23,575	20,707
2,4	Manufacturers & Traders Trust Co.	3.850%	4/1/13	18,050	18,045
	Marshall & Ilsley Bank	5.150%	2/22/12	21,500	21,876
3	MBNA Corp.	5.308%	5/5/08	17,400	17,410
	Mellon Capital IV	6.244%	6/29/49	32,825	28,326
	Mellon Funding Corp.	3.250%	4/1/09	48,350	48,078
	National Australia Bank	8.600%	5/19/10	18,760	20,521
	National Westminster Bank PLC	7.375%	10/1/09	9,337	9,920
	North Fork Bancorp., Inc.	5.875%	8/15/12	8,070	7,420
	PNC Funding Corp.	6.500%	5/1/08	9,795	9,869
3	PNC Funding Corp.	4.339%	6/12/09	23,450	23,321
	PNC Funding Corp.	5.125%	12/14/10	28,155	29,196
3	Regions Financial Corp.	4.978%	8/8/08	47,400	47,373
	Regions Financial Corp.	4.375%	12/1/10	1,500	1,491
	Regions Financial Corp.	7.000%	3/1/11	10,385	10,906
	Republic New York Corp.	5.875%	10/15/08	9,934	10,081
3	Royal Bank of Canada	4.896%	3/20/08	28,180	28,231
	Royal Bank of Canada	5.290%	2/2/09	114,300	115,938
3,4	Royal Bank of Scotland Group PLC	3.944%	7/21/08	97,700	97,212
	Santander Finance Issuances	6.375%	2/15/11	17,675	18,691
3,4	Santander U.S. Debt, S.A. Unipersonal	5.201%	11/20/09	119,400	116,491
	Sanwa Bank Ltd.	7.400%	6/15/11	9,825	10,606
	Skandinaviska Enskilda Banken	6.875%	2/15/09	11,630	12,053
4	Societe Generale	5.922%	12/5/49	9,200	8,542
	Sovereign Bancorp, Inc.	4.800%	9/1/10	7,000	6,866
	Sovereign Bank	4.000%	2/1/08	4,800	4,800
2	Sovereign Bank	4.375%	8/1/13	2,397	2,409
	State Street Corp.	7.650%	6/15/10	8,075	8,701
3	State Street Corp.	3.351%	4/30/12	5,000	5,002
	SunTrust Banks, Inc.	4.000%	10/15/08	8,650	8,699
3	SunTrust Banks, Inc.	5.115%	5/22/09	14,700	14,694
3	SunTrust Banks, Inc.	5.244%	6/2/09	56,470	56,458
	Toronto Dominion Bank NY	6.150%	10/15/08	4,400	4,475
3,4	Unicredit Luxembourg Finance	4.717%	1/13/17	51,600	48,200
	US Bank NA	4.125%	3/17/08	47,500	47,543
	US Bank NA	5.700%	12/15/08	12,300	12,577
2	US Central Credit Union	2.700%	9/30/09	3,636	3,625
2	USB Capital IX	6.189%	4/15/49	53,940	43,004
4	USB Realty Corp.	6.091%	12/22/49	11,750	9,186
2	Wachovia Capital Trust III	5.800%	3/15/42	27,485	22,098
3	Wachovia Corp.	3.301%	10/28/08	52,900	52,898
	Wachovia Corp.	6.000%	10/30/08	9,775	9,917
	Wachovia Corp.	6.375%	2/1/09	45,800	46,795
	Wachovia Corp.	6.150%	3/15/09	15,650	16,014
3	Wachovia Corp.	4.388%	10/15/11	24,450	23,818
	Wachovia Corp.	5.300%	10/15/11	18,725	19,299
	Washington Mutual Bank	5.550%	6/16/10	8,965	8,655

6

	Washington Mutual Bank	6.875%	6/15/11	21,983	20,874
	Wells Fargo & Co.	4.200%	1/15/10	50,000	50,486
	Wells Fargo & Co.	4.625%	8/9/10	5,270	5,449
	Wells Fargo & Co.	5.250%	10/23/12	9,775	10,151
	Wells Fargo & Co.	4.375%	1/31/13	25,425	25,305
	Wells Fargo Bank NA	6.450%	2/1/11	23,800	25,227
	Western Financial Bank	9.625%	5/15/12	5,610	5,978
3	Zions Bancorp.	6.641%	12/10/09	65,700	65,561
	Brokerage (3.9%)
2,3	Bear Stearns Co., Inc.	5.028%	2/8/08	24,500	24,498
3	Bear Stearns Co., Inc.	5.416%	9/9/09	43,450	42,207
	Bear Stearns Co., Inc.	4.500%	10/28/10	24,158	23,904
3	Bear Stearns Co., Inc.	3.474%	1/31/11	25,020	22,604
	Franklin Resources Inc.	3.700%	4/15/08	14,100	14,087
2	Goldman Sachs Capital II	5.793%	12/29/49	19,430	14,903
3	Goldman Sachs Group, Inc.	4.178%	7/23/09	6,265	6,192
3	Goldman Sachs Group, Inc.	4.964%	12/23/09	49,750	49,210
3	Goldman Sachs Group, Inc.	5.324%	3/2/10	29,300	28,886
3	Goldman Sachs Group, Inc.	5.142%	6/28/10	45,030	44,518
	Goldman Sachs Group, Inc.	5.625%	1/15/17	5,870	5,884
	Jefferies Group Inc.	5.875%	6/8/14	7,050	7,065
	LaBranche & Co.	9.500%	5/15/09	14,450	14,522
	LaBranche & Co.	11.000%	5/15/12	1,625	1,617
3	Lehman Brothers Holdings, Inc.	5.082%	8/21/09	24,450	23,812
3	Lehman Brothers Holdings, Inc.	4.978%	11/16/09	38,620	37,459
3	Lehman Brothers Holdings, Inc.	5.170%	5/25/10	19,555	18,834
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	71,118
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	9,200	9,345
3	Lehman Brothers Holdings, Inc.	5.685%	8/19/65	9,410	7,782
3	Merrill Lynch & Co., Inc.	5.097%	2/5/10	56,575	54,730
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	33,300	32,974
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	35,465	35,658
3	Merrill Lynch & Co., Inc.	5.371%	6/5/12	25,000	23,526
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	18,975	19,656
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	14,100	14,107
3	Morgan Stanley Dean Witter	4.538%	1/15/10	100,900	99,206
	Morgan Stanley Dean Witter	6.750%	4/15/11	17,500	18,658
	Morgan Stanley Dean Witter	5.250%	11/2/12	19,610	20,020
	Finance Companies (6.2%)
3	American Express Centurion Bank	4.241%	11/16/09	9,500	9,203
	American Express Centurion Bank	5.200%	11/26/10	29,300	30,276
	American Express Credit Corp.	3.000%	5/16/08	11,450	11,433
3	American Express Credit Corp.	3.994%	5/19/09	23,750	23,421
3	American Express Credit Corp.	4.720%	10/4/10	19,600	18,685
4	American Express Travel	5.250%	11/21/11	18,800	19,445
	American General Finance Corp.	2.750%	6/15/08	5,850	5,828
	American General Finance Corp.	4.625%	5/15/09	23,935	24,041
	American General Finance Corp.	5.375%	9/1/09	14,065	14,301
	American General Finance Corp.	3.875%	10/1/09	39,000	38,884
	American General Finance Corp.	4.875%	5/15/10	5,200	5,292
	American General Finance Corp.	5.200%	12/15/11	12,700	12,608
	American General Finance Corp.	4.875%	7/15/12	16,678	16,394
	Capital One Bank	5.000%	6/15/09	19,650	19,345
	Capital One Bank	6.500%	6/13/13	4,875	4,669
3	Capital One Bank FSB	5.211%	3/13/09	48,900	48,970
	Capital One Financial	5.700%	9/15/11	14,700	13,579
	Capital One Financial	4.800%	2/21/12	4,380	3,974
	CIT Group, Inc.	5.600%	4/27/11	52,775	49,769
	CIT Group, Inc.	5.800%	7/28/11	24,450	23,829
	CIT Group, Inc.	7.625%	11/30/12	5,375	5,399
	Countrywide Financial Corp.	5.800%	6/7/12	11,320	10,188
	Countrywide Home Loan	3.250%	5/21/08	3,400	3,289
	Countrywide Home Loan	6.250%	4/15/09	28,210	26,094

7

	Countrywide Home Loan	5.625%	7/15/09	16,610	15,281
	Countrywide Home Loan	4.000%	3/22/11	13,920	12,076
3	General Electric Capital Corp.	5.171%	3/4/08	22,500	22,505
2,3	General Electric Capital Corp.	3.344%	7/28/08	39,150	39,165
	General Electric Capital Corp.	4.125%	9/1/09	50,000	50,719
3	General Electric Capital Corp.	4.939%	5/10/10	41,400	41,194
	General Electric Capital Corp.	4.250%	9/13/10	55,250	56,578
	General Electric Capital Corp.	5.000%	12/1/10	34,200	35,716
	General Electric Capital Corp.	5.500%	4/28/11	20,700	21,670
	General Electric Capital Corp.	5.875%	2/15/12	4,800	5,115
	General Electric Capital Corp.	4.375%	3/3/12	18,600	18,818
	General Electric Capital Corp.	5.250%	10/19/12	97,830	101,919
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	15,030
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,585
	HSBC Finance Corp.	4.125%	12/15/08	5,200	5,227
	HSBC Finance Corp.	4.125%	11/16/09	17,500	17,537
	HSBC Finance Corp.	4.625%	9/15/10	46,650	47,195
	HSBC Finance Corp.	5.250%	1/14/11	34,825	35,300
	International Lease Finance Corp.	3.500%	4/1/09	9,410	9,351
	International Lease Finance Corp.	4.750%	7/1/09	6,965	7,044
	International Lease Finance Corp.	4.875%	9/1/10	13,377	13,547
	International Lease Finance Corp.	4.950%	2/1/11	45,000	45,010
	International Lease Finance Corp.	5.450%	3/24/11	39,190	39,811
	International Lease Finance Corp.	5.750%	6/15/11	23,425	24,204
	International Lease Finance Corp.	4.750%	1/13/12	13,100	13,026
	iStar Financial Inc.	7.000%	3/15/08	2,320	2,319
	iStar Financial Inc.	4.875%	1/15/09	34,560	32,966
3	SLM Corp.	3.471%	7/27/09	36,000	34,557
	SLM Corp.	4.500%	7/26/10	28,445	26,264
	Insurance (5.3%)
	Berkshire Hathaway Finance Corp.	3.375%	10/15/08	22,600	22,676
4	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	68,685	70,493
	Chubb Corp.	5.472%	8/16/08	97,900	99,034
2	Chubb Corp.	6.375%	3/29/37	3,760	3,667
	Coventry Health Care Inc.	5.875%	1/15/12	2,375	2,469
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	5,850	5,098
	Genworth Financial, Inc.	5.231%	5/16/09	25,300	25,621
	Hartford Financial Services Group, Inc.	5.550%	8/16/08	29,400	29,706
2	ING Capital Funding Trust III	5.775%	12/8/49	11,170	10,386
4	ING Security Life Institutional Funding	4.250%	1/15/10	29,500	30,074
4	Jackson National Life Insurance Co.	3.500%	1/22/09	14,620	14,646
4	John Hancock Global Funding II	6.500%	3/1/11	8,000	8,633
2,4	Liberty Mutual Insurance Co.	7.000%	3/15/37	7,600	6,870
2	Lincoln National Corp.	6.050%	4/20/67	8,340	7,707
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	4,010
3,4	MassMutual Global Funding II	3.959%	4/21/11	117,100	115,521
3,4	MassMutual Global Funding II	5.310%	12/6/13	14,950	14,943
2,4	MBIA, Inc.	14.000%	1/15/33	32,800	28,536
3,4	Merna Reinsurance Ltd.	6.580%	7/7/10	18,330	18,110
3,4	MetLife Global Funding I	5.065%	5/18/10	48,900	48,945
3,4	Monumental Global Funding II	4.603%	1/9/09	46,875	46,794
4	Monumental Global Funding II	4.375%	7/30/09	14,310	14,451
4	Monumental Global Funding II	4.625%	3/15/10	15,385	15,688
4,5	New York Life Global Funding	3.875%	1/15/09	23,700	23,834
4	New York Life Global Funding	4.625%	8/16/10	9,360	9,579
4	New York Life Global Funding	5.250%	10/16/12	9,340	9,690
4	Oil Insurance Ltd.	7.558%	6/30/49	13,225	13,485
3,4	Premium Asset Trust	4.408%	7/15/08	22,800	22,832
4	PRICOA Global Funding I	3.900%	12/15/08	42,325	42,481
4	PRICOA Global Funding I	4.200%	1/15/10	18,291	18,440
4	PRICOA Global Funding I	4.625%	6/25/12	5,000	5,023
4	Principal Life Global	3.625%	4/30/08	14,550	14,565
4	Principal Life Global	4.400%	10/1/10	9,800	9,985

8

	Principal Life Income Funding	5.125%	3/1/11	29,400	30,435
2	Progressive Corp.	6.700%	6/15/37	7,320	6,819
	Safeco Corp.	4.200%	2/1/08	43,799	43,794
	Safeco Corp.	4.875%	2/1/10	9,380	9,523
2	Travelers Cos. Inc.	6.250%	3/15/37	16,175	15,377
	Travelers Property Casualty Corp.	3.750%	3/15/08	34,420	34,420
3	UnitedHealth Group, Inc.	5.204%	3/2/09	19,575	19,387
4	UnitedHealth Group, Inc.	5.125%	11/15/10	18,750	19,395
	UnumProvident Corp.	5.859%	5/15/09	24,230	24,615
	WellPoint Inc.	4.250%	12/15/09	16,300	16,427
	Willis North America Inc.	5.125%	7/15/10	8,040	8,072
4	Xlliac Global Funding	4.800%	8/10/10	15,700	16,069
2,4	ZFS Finance USA Trust I	5.875%	5/9/32	14,625	13,791
	Real Estate Investment Trusts (1.4%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,948
	AvalonBay Communities, Inc.	8.250%	7/15/08	9,885	10,063
	AvalonBay Communities, Inc.	7.500%	12/15/10	3,110	3,319
	AvalonBay Communities, Inc.	5.500%	1/15/12	9,375	9,274
	Brandywine Operating Partnership	5.750%	4/1/12	17,190	17,277
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	7,245
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,100	13,298
	Health Care Property Investors, Inc.	4.875%	9/15/10	24,350	23,612

	Health Care REIT, Inc.	8.000%	9/12/12	19,125	19,707
	HRPT Properties Trust	6.950%	4/1/12	29,100	30,308
	Kinder Morgan Energy Partners LP	4.820%	8/15/11	14,035	13,773
	Liberty Property LP	6.375%	8/15/12	9,400	9,837
	ProLogis	5.250%	11/15/10	21,800	21,856
	ProLogis	5.500%	4/1/12	18,820	18,882
	Regency Centers LP	7.950%	1/15/11	4,700	5,062
	Simon Property Group Inc.	4.875%	3/18/10	27,900	27,942
	Simon Property Group Inc.	4.875%	8/15/10	17,950	17,983
	United Dominion Realty Trust	6.500%	6/15/09	6,350	6,510
4	Westfield Capital Corp.	4.375%	11/15/10	18,930	18,796
					7,077,871
Industrial (24.2%)
	Basic Industry (0.6%)
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	30,325	31,451
	International Steel Group, Inc.	6.500%	4/15/14	8,800	9,130
	Lubrizol Corp.	5.875%	12/1/08	10,920	11,041
	Lubrizol Corp.	4.625%	10/1/09	28,128	28,537
	Rohm & Haas Co.	5.600%	3/15/13	20,585	21,428
	Weyerhaeuser Co.	6.750%	3/15/12	9,790	10,323
3,4	Xstrata Finance Dubai Ltd.	5.229%	11/13/09	14,750	14,540
	Capital Goods (2.7%)
	Allied Waste North America Inc.	6.875%	6/1/17	9,125	8,828
4	BAE Systems Holdings Inc.	4.750%	8/15/10	33,386	34,349
	Boeing Capital Corp.	6.100%	3/1/11	21,075	22,462
4	C8 Capital SPV Ltd.	6.640%	12/15/49	5,600	5,303
	Caterpillar Financial Services Corp.	2.700%	7/15/08	7,660	7,643
	Caterpillar Financial Services Corp.	3.700%	8/15/08	6,910	6,927
	Caterpillar Financial Services Corp.	4.500%	9/1/08	13,700	13,777
3	Caterpillar Financial Services Corp.	5.216%	3/10/09	38,200	38,156
3	Caterpillar Financial Services Corp.	4.929%	8/11/09	74,100	73,636
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,000	1,020
	Harsco Corp.	5.125%	9/15/13	8,000	8,424
3	Honeywell International, Inc.	5.171%	3/13/09	24,500	24,467
3	Honeywell International, Inc.	3.294%	7/27/09	9,800	9,771
	Honeywell International, Inc.	6.125%	11/1/11	8,238	8,822
4	Hutchison Whampoa International Ltd.	5.450%	11/24/10	23,200	23,958
	John Deere Capital Corp.	4.875%	3/16/09	7,915	8,038
	John Deere Capital Corp.	4.625%	4/15/09	47,750	48,383
3	John Deere Capital Corp.	4.345%	10/16/09	35,000	35,035

9

	John Deere Capital Corp.	5.400%	4/7/10	3,300	3,438
	L-3 Communications Corp.	7.625%	6/15/12	2,325	2,377
	L-3 Communications Corp.	6.125%	7/15/13	1,550	1,527
	L-3 Communications Corp.	5.875%	1/15/15	5,600	5,432
	Lafarge SA	6.150%	7/15/11	1,875	1,946
2,4	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	9,855	10,058
	Northrop Grumman Corp.	8.000%	10/15/09	5,400	5,772
	Northrop Grumman Corp.	7.125%	2/15/11	9,375	10,245
4	Oakmont Asset Trust	4.514%	12/22/08	16,110	16,158
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	6,812	6,812
	Raytheon Co.	4.850%	1/15/11	24,105	24,941
	Textron Financial Corp.	4.125%	3/3/08	13,200	13,207
3	Textron Financial Corp.	4.477%	1/12/09	39,170	39,235
	Textron Financial Corp.	4.600%	5/3/10	11,750	11,884
	Tyco International Group SA	6.375%	10/15/11	9,765	10,301
	Communication (4.7%)
3	America Movil SA de C.V.	4.957%	6/27/08	18,700	18,687
	America Movil SA de C.V.	4.125%	3/1/09	15,625	15,586
	AT&T Inc.	4.125%	9/15/09	64,970	65,336
3	AT&T Inc.	4.978%	2/5/10	35,200	34,857
	AT&T Inc.	7.300%	11/15/11	47,673	52,571
	AT&T Inc.	4.950%	1/15/13	14,625	14,931
	British Sky Broadcasting Corp.	6.875%	2/23/09	4,750	4,883
	British Sky Broadcasting Corp.	8.200%	7/15/09	47,967	50,690

	British Telecommunications PLC	8.625%	12/15/10	68,983	77,330
	Comcast Cable Communications, Inc.	6.750%	1/30/11	22,885	24,147
	Comcast Corp.	5.850%	1/15/10	33,312	34,321
	Comcast Corp.	5.500%	3/15/11	29,190	29,944
	Cox Communications, Inc.	3.875%	10/1/08	4,725	4,723
	Cox Communications, Inc.	7.875%	8/15/09	21,348	22,429
	Cox Communications, Inc.	4.625%	1/15/10	13,400	13,441
4	Cox Enterprises, Inc.	7.875%	9/15/10	12,000	13,018
	Deutsche Telekom International Finance	3.875%	7/22/08	22,141	22,062
	Deutsche Telekom International Finance	8.000%	6/15/10	23,455	25,411
	France Telecom	7.750%	3/1/11	14,670	15,989
	Gannett Co., Inc.	4.125%	6/15/08	32,845	32,914
3	Gannett Co., Inc.	5.230%	5/26/09	24,500	24,326
	Nextel Communications	5.950%	3/15/14	10,000	9,006
2	NYNEX Corp.	9.550%	5/1/10	6,163	6,525
	Sprint Capital Corp.	6.125%	11/15/08	22,180	22,263
	Sprint Capital Corp.	7.625%	1/30/11	17,860	17,899
	Telecom Italia Capital	4.000%	1/15/10	35,850	35,423
	Telecom Italia Capital	4.875%	10/1/10	19,700	19,918
	Telefonica Emisiones SAU	5.984%	6/20/11	60,400	63,219
	Telefonos de Mexico SA	4.500%	11/19/08	58,830	58,830
	Telefonos de Mexico SA	4.750%	1/27/10	18,730	18,894
	Time Warner Cable Inc.	5.400%	7/2/12	23,500	23,840
	Univision Communications, Inc.	3.875%	10/15/08	9,230	8,953
	Verizon Global Funding Corp.	7.250%	12/1/10	39,430	42,860
	Verizon Global Funding Corp.	6.875%	6/15/12	18,725	20,529
	Consumer Cyclical (4.8%)
3,4	American Honda Finance	5.206%	3/9/09	53,870	53,832
3,4	American Honda Finance	4.939%	5/12/09	29,400	29,323
4	American Honda Finance	5.125%	12/15/10	24,390	25,394
	Centex Corp.	4.875%	8/15/08	7,490	7,374
	Centex Corp.	5.800%	9/15/09	9,380	8,877
	Centex Corp.	7.875%	2/1/11	5,040	4,844
	CVS Caremark Corp.	4.000%	9/15/09	9,500	9,462
	CVS Caremark Corp.	5.750%	8/15/11	10,000	10,430
2	CVS Caremark Corp.	6.302%	6/1/37	16,400	15,650
	DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	35,400	35,456
3	DaimlerChrysler North America Holding Corp.	5.441%	10/31/08	36,439	36,416

10

	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	9,150	9,565
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	29,480	29,882
	DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	4,670	5,043
	Darden Restaurants Inc.	5.625%	10/15/12	6,540	6,517
	Federated Department Stores, Inc.	6.300%	4/1/09	16,875	17,187
	Federated Department Stores, Inc.	6.625%	4/1/11	17,146	17,548
	Gamestop Corp.	8.000%	10/1/12	8,750	9,188
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	10,950	11,204
4	Harley-Davidson Inc.	5.000%	12/15/10	9,300	9,597
	Harrah’s Entertainment Inc.	7.875%	3/15/10	5,425	5,113
	International Speedway Corp.	4.200%	4/15/09	25,770	25,772
	J.C. Penney Co., Inc.	8.000%	3/1/10	2,400	2,518
	J.C. Penney Co., Inc.	9.000%	8/1/12	25,811	28,756
	K. Hovnanian Enterprises	6.250%	1/15/16	7,710	5,320
	KB Home	6.375%	8/15/11	8,750	8,378
	KB Home	7.250%	6/15/18	2,200	2,052
	Lennar Corp.	5.125%	10/1/10	5,300	4,392
	Lennar Corp.	5.950%	10/17/11	6,550	5,429
	Lowe’s Cos., Inc.	8.250%	6/1/10	8,600	9,503
	Lowe’s Cos., Inc.	5.600%	9/15/12	18,275	19,197
	May Department Stores Co.	5.950%	11/1/08	17,020	17,172
	May Department Stores Co.	4.800%	7/15/09	22,297	22,294
	MDC Holdings Inc.	7.000%	12/1/12	5,385	5,596
	MGM Mirage, Inc.	8.500%	9/15/10	5,600	5,796
	MGM Mirage, Inc.	6.750%	4/1/13	3,825	3,615
	MGM Mirage, Inc.	5.875%	2/27/14	4,000	3,620
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	28,623
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	40,525
3	Paccar Financial Corp.	4.955%	5/17/10	70,325	69,876
	Royal Caribbean Cruises	6.750%	3/15/08	6,470	6,462
	Royal Caribbean Cruises	7.000%	6/15/13	11,500	11,328
	Royal Caribbean Cruises	6.875%	12/1/13	2,320	2,285
	Target Corp.	3.375%	3/1/08	7,900	7,898
	Target Corp.	5.400%	10/1/08	27,295	27,590
	Target Corp.	5.375%	6/15/09	14,930	15,313
	Target Corp.	5.125%	1/15/13	9,340	9,634
	Tenneco Automotive Inc.	8.625%	11/15/14	4,400	4,279
3	The Walt Disney Co.	4.125%	7/16/10	19,550	19,456
	The Walt Disney Co.	5.700%	7/15/11	7,500	7,909
3	Time Warner, Inc.	5.109%	11/13/09	29,500	28,779
	Toll Corp.	8.250%	2/1/11	2,305	2,227
2	Toyota Motor Credit Corp.	2.750%	8/6/09	4,582	4,582
3	Viacom Inc.	5.341%	6/16/09	34,200	34,272
	Viacom Inc.	5.750%	4/30/11	3,900	3,997
	Wal-Mart Stores, Inc.	4.000%	1/15/10	20,000	20,330
	Wal-Mart Stores, Inc.	4.125%	7/1/10	19,000	19,392
	Wal-Mart Stores, Inc.	4.125%	2/15/11	25,000	25,340
	Western Union Co.	5.400%	11/17/11	19,500	20,029
	Yum! Brands, Inc.	7.650%	5/15/08	15,944	16,095
	Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,730
	Consumer Noncyclical (4.7%)
	Abbott Laboratories	3.750%	3/15/11	6,550	6,562
	Abbott Laboratories	5.600%	5/15/11	16,845	17,777
	Abbott Laboratories	5.150%	11/30/12	19,500	20,587
	Altria Group, Inc.	5.625%	11/4/08	9,475	9,611
	Altria Group, Inc.	7.000%	11/4/13	3,000	3,448
	AmerisourceBergen Corp.	5.625%	9/15/12	10,000	10,086
3,4	Amgen Inc.	5.133%	11/28/08	32,800	32,768
	Amgen Inc.	4.000%	11/18/09	41,950	42,251
3	AstraZeneca PLC	5.441%	9/11/09	37,400	37,502
	Baxter Finco, BV	4.750%	10/15/10	21,300	21,842
	Becton, Dickinson & Co.	7.150%	10/1/09	4,900	5,192
	Bristol-Myers Squibb Co.	5.250%	8/15/13	5,875	6,218

11

	Brown-Forman Corp.	3.000%	3/15/08	14,700	14,688
4	Cadbury Schweppes US Finance	3.875%	10/1/08	44,815	44,878
	Campbell Soup Co.	5.875%	10/1/08	20,300	20,663
4	Cardinal Health, Inc.	4.999%	10/2/09	18,725	18,763
4	Cargill Inc.	3.625%	3/4/09	25,180	25,078
4	Cargill Inc.	5.200%	1/22/13	18,650	18,805
4	Cosan Finance Ltd.	7.000%	2/1/17	4,560	4,286
4	Covidien International	5.150%	10/15/10	18,680	19,540
	Diageo Capital PLC	3.375%	3/20/08	16,435	16,436
	Diageo Capital PLC	5.200%	1/30/13	6,540	6,732
3	General Mills, Inc.	4.024%	1/22/10	28,100	27,339
	General Mills, Inc.	5.650%	9/10/12	14,030	14,628
	H.J. Heinz Co.	6.000%	3/15/08	9,525	9,552
	Hershey Foods Corp.	5.300%	9/1/11	5,625	5,845
	Hormel Foods Corp.	6.625%	6/1/11	8,900	9,649
	Hospira, Inc.	4.950%	6/15/09	19,000	19,297
3	Hospira, Inc.	5.310%	3/30/10	12,594	12,449
	Kellogg Co.	6.600%	4/1/11	50,120	53,520
	Kellogg Co.	5.125%	12/3/12	9,770	10,144
	Kraft Foods, Inc.	4.125%	11/12/09	55,550	55,873
	Kraft Foods, Inc.	5.625%	8/11/10	14,050	14,865
	Kroger Co.	6.375%	3/1/08	9,170	9,188
	Kroger Co.	7.450%	3/1/08	10,880	10,905
	Kroger Co.	7.250%	6/1/09	18,442	19,268
	Land O’Lakes Inc.	9.000%	12/15/10	1,590	1,666
3	Martin Marietta	3.394%	4/30/10	18,750	18,671
	Medtronic Inc.	4.375%	9/15/10	18,800	19,184
	Molson Coors Capital Finance	4.850%	9/22/10	6,575	6,749
4	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	26,200	26,784

	PepsiAmericas Inc.	6.375%	5/1/09	10,170	10,544
	PepsiAmericas Inc.	5.625%	5/31/11	4,890	5,153
	Pepsico, Inc.	4.650%	2/15/13	9,370	9,757
	Quest Diagnostic, Inc.	5.125%	11/1/10	9,400	9,826
	Reynolds American Inc.	7.625%	6/1/16	3,050	3,283
3,4	SABMiller PLC	5.029%	7/1/09	14,675	14,671
4	SABMiller PLC	6.200%	7/1/11	27,465	29,463
3	Safeway, Inc.	5.208%	3/27/09	19,600	19,645
	Safeway, Inc.	7.500%	9/15/09	31,300	33,157
	Safeway, Inc.	4.950%	8/16/10	13,675	13,883
	Smithfield Foods, Inc.	7.750%	7/1/17	6,050	5,717
	Wyeth	6.950%	3/15/11	42,420	45,303
	Energy (2.5%)
	Anadarko Finance Co.	6.750%	5/1/11	15,531	16,598
3	Anadarko Petroleum Corp.	5.391%	9/15/09	84,670	83,062
	Canadian Natural Resources	6.700%	7/15/11	8,575	9,098
	Canadian Natural Resources	5.150%	2/1/13	14,020	14,285
4	Canadian Oil Sands	4.800%	8/10/09	13,090	13,298
	Chesapeake Energy Corp.	7.625%	7/15/13	3,850	3,985
	Conoco Funding Co.	6.350%	10/15/11	30,020	32,495
	Devon Financing Corp.	6.875%	9/30/11	40,580	44,294
4	GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	8,102
	Kerr McGee Corp.	6.875%	9/15/11	40,130	43,554
	Marathon Oil Corp.	6.125%	3/15/12	24,585	26,202
2,4,6	Oil Enterprises Ltd.	6.239%	6/30/08	2,322	2,337
2,4	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	5,800	5,900
2,4	PF Export Receivables Master Trust	3.748%	6/1/13	7,299	7,015
2,4	PF Export Receivables Master Trust	6.436%	6/1/15	13,411	13,706
	Phillips Petroleum Co.	8.750%	5/25/10	31,205	34,789
	Phillips Petroleum Co.	9.375%	2/15/11	15,375	17,758
	Shell International Finance	5.625%	6/27/11	50,251	53,711
4	Trans Capital Investment	5.670%	3/5/14	25,475	25,131

12

	Transocean Inc.	5.250%	3/15/13	11,240	11,601
	Valero Energy Corp.	3.500%	4/1/09	11,600	11,527
	XTO Energy, Inc.	5.900%	8/1/12	11,250	11,912
	Technology (1.8%)
	Agilent Technologies Inc.	6.500%	11/1/17	8,325	8,420
3	Cisco Systems Inc.	5.095%	2/20/09	14,700	14,702
	Cisco Systems Inc.	5.250%	2/22/11	24,525	25,562
	Fiserv, Inc.	6.125%	11/20/12	24,370	25,546
	Hewlett-Packard Co.	3.625%	3/15/08	5,326	5,327
3	Hewlett-Packard Co.	5.051%	6/15/10	23,450	23,264
	International Business Machines Corp.	3.800%	2/1/08	29,800	29,797
	International Business Machines Corp.	4.250%	9/15/09	13,825	14,060
	International Business Machines Corp.	4.950%	3/22/11	73,300	75,791
	International Business Machines Corp.	4.750%	11/29/12	7,950	8,223
	Intuit Inc.	5.400%	3/15/12	9,375	9,614
3	Oracle Corp.	4.930%	5/14/10	93,775	93,010
	Pitney Bowes Credit Corp.	5.750%	8/15/08	12,560	12,718
	Pitney Bowes, Inc.	5.000%	3/15/15	14,170	14,053
	Transportation (2.3%)
2	American Airlines, Inc.	3.857%	7/9/10	7,298	6,805
	American Airlines, Inc.	6.817%	5/23/11	7,453	7,099
	American Airlines, Inc.	7.858%	10/1/11	15,885	16,282
	Burlington Northern Santa Fe Corp.	5.900%	7/1/12	14,700	15,490
	Canadian National Railway Co.	4.250%	8/1/09	3,000	3,024
	Canadian National Railway Co.	6.375%	10/15/11	4,500	4,791
	Continental Airlines, Inc.	7.056%	9/15/09	4,173	4,204
2	Continental Airlines, Inc.	6.648%	9/15/17	3,641	3,577
2	Continental Airlines, Inc.	6.900%	1/2/18	2,357	2,351
2	Continental Airlines, Inc.	9.798%	4/1/21	8,271	8,105
	CSX Corp.	4.875%	11/1/09	5,740	5,808
	CSX Corp.	6.750%	3/15/11	16,800	17,912
	Delta Air Lines, Inc.	7.570%	11/18/10	45,690	45,690
4	Delta Air Lines, Inc.	6.821%	8/10/22	10,940	10,393
4	Delta Air Lines, Inc.	8.021%	8/10/22	5,290	4,920
4	ERAC USA Finance Co.	7.350%	6/15/08	9,610	9,739
3,4	ERAC USA Finance Co.	3.501%	4/30/09	9,400	9,386
3,4	ERAC USA Finance Co.	5.303%	8/28/09	19,500	19,494
4	ERAC USA Finance Co.	7.950%	12/15/09	12,270	13,231
4	ERAC USA Finance Co.	8.000%	1/15/11	8,400	9,167
	FedEx Corp.	3.500%	4/1/09	39,720	39,581
	FedEx Corp.	5.500%	8/15/09	21,600	22,114
	Greenbrier Co. Inc.	8.375%	5/15/15	9,113	8,156
2,3	JetBlue Airways Corp.	9.241%	3/17/08	2,191	2,192
2,3	JetBlue Airways Corp.	7.969%	11/15/08	2,342	2,319
2,3	JetBlue Airways Corp.	5.366%	12/15/13	17,971	16,566
3	JetBlue Airways Corp.	5.411%	3/15/14	25,765	22,854
3	JetBlue Airways Corp.	5.319%	11/15/16	19,135	16,725
	Norfolk Southern Corp.	8.625%	5/15/10	10,290	11,480
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	17,835
	Norfolk Southern Corp.	5.257%	9/17/14	10,806	10,762
	TFM SA de CV	9.375%	5/1/12	2,000	2,065
	Union Pacific Corp.	7.250%	11/1/08	11,600	11,902
	Union Pacific Corp.	3.875%	2/15/09	9,500	9,500
	Union Pacific Corp.	3.625%	6/1/10	19,320	19,331
	Union Pacific Corp.	5.450%	1/31/13	4,680	4,832
2	United Air Lines Inc.	7.186%	4/1/11	14,845	14,808
	Other (0.1%)
	Briggs & Stratton Corp.	8.875%	3/15/11	17,470	18,605
2,4	Parker Retirement Savings Plan Trust	6.340%	7/15/08	1,385	1,402
	Thermo Electron Corp.	5.000%	6/1/15	6,730	6,428
					4,852,863
Utilities (5.0%)
	Electric Utilities (3.7%)

13

4	AES Panama SA	6.350%	12/21/16	8,500	8,381
3	Alabama Power Co.	5.220%	8/25/09	27,490	27,242
	Alabama Power Co.	4.850%	12/15/12	6,840	7,033
4	American Water Capital Corp.	6.085%	10/15/17	29,200	30,049
	Appalachian Power Co.	5.650%	8/15/12	16,870	17,712
	Avista Corp.	9.750%	6/1/08	20,100	20,376
	Carolina Power & Light Co.	6.650%	4/1/08	25,900	26,023
	Consolidated Edison Co. of New York	8.125%	5/1/10	6,010	6,570
	Consumers Energy Co.	4.800%	2/17/09	10,783	10,824
	Consumers Energy Co.	4.400%	8/15/09	9,370	9,367
	Consumers Energy Co.	4.000%	5/15/10	22,567	22,374
2	Dominion Resources, Inc.	6.300%	9/30/66	37,740	36,223
4	EDP Finance BV	5.375%	11/2/12	14,750	15,162
	Entergy Gulf States, Inc.	3.600%	6/1/08	47,530	47,318
	FirstEnergy Corp.	6.450%	11/15/11	7,750	8,187
	Florida Power Corp.	4.500%	6/1/10	14,775	15,102
	FPL Group Capital, Inc.	5.625%	9/1/11	35,570	37,622
2	FPL Group Capital, Inc.	6.350%	10/1/66	8,820	8,273
3	Georgia Power Co.	5.085%	2/17/09	925	925
2,4	GWF Energy LLC	6.131%	12/30/11	7,520	7,824
	MidAmerican Energy Co.	5.650%	7/15/12	32,800	34,681
	Northeast Utilities	3.300%	6/1/08	6,025	6,014
	Northeast Utilities	7.250%	4/1/12	16,385	17,996
	Northern States Power Co.	4.750%	8/1/10	7,350	7,532
	Nstar	8.000%	2/15/10	8,502	9,202
	NStar Electric Co.	4.875%	10/15/12	5,480	5,666
	Ohio Edison	4.000%	5/1/08	8,000	8,005
	Ohio Power Co.	5.300%	11/1/10	10,030	10,511
	Pacific Gas & Electric Co.	3.600%	3/1/09	12,320	12,343
	Pacific Gas & Electric Co.	4.200%	3/1/11	14,450	14,508
3	Pepco Holdings, Inc.	5.749%	6/1/10	11,510	11,319
	PPL Capital Funding, Inc.	4.330%	3/1/09	34,242	34,477
2	PPL Capital Funding, Inc.	6.700%	3/30/67	20,650	18,754
	PPL Electric Utilities Corp.	6.250%	8/15/09	19,070	19,823

	Public Service Co. of Colorado	4.375%	10/1/08	12,260	12,332
	Public Service Co. of Colorado	6.875%	7/15/09	22,758	23,644
	Public Service Co. of New Mexico	4.400%	9/15/08	6,050	6,051
	Public Service Electric & Gas	4.000%	11/1/08	40,378	40,354
	Puget Sound Energy Inc.	3.363%	6/1/08	16,610	16,570
3	Southern California Edison Co.	4.994%	2/2/09	7,500	7,522
	Southern California Edison Co.	7.625%	1/15/10	7,150	7,704
4	SP PowerAssets Ltd.	3.800%	10/22/08	18,875	18,876
	Tampa Electric Co.	6.875%	6/15/12	4,700	5,114
	Tampa Electric Co.	6.375%	8/15/12	7,459	7,988
	Texas - New Mexico Power Co.	6.125%	6/1/08	7,575	7,619
	Wisconsin Energy Corp.	6.500%	4/1/11	16,850	18,004
	Natural Gas (1.3%)
	AGL Capital Corp.	7.125%	1/14/11	9,900	10,674
	CenterPoint Energy	6.500%	2/1/08	18,360	18,358
2	Enbridge Energy Partners	8.050%	10/1/37	4,615	4,381
2	Enterprise Products Operating LP	8.375%	8/1/66	20,700	20,375
4	Gaz Capital SA	6.212%	11/22/16	14,100	13,776
4	Gulf South Pipeline Co.	5.750%	8/15/12	23,400	24,664
4	NGPL Pipeco LLC	6.514%	12/15/12	23,370	24,246
	ONEOK Partners, LP	8.875%	6/15/10	7,950	8,874
	ONEOK Partners, LP	5.900%	4/1/12	9,370	9,836
	Plains All American Pipeline LP	4.750%	8/15/09	26,800	27,230
3,4	Rockies Express Pipeline LLC	5.776%	8/20/09	61,500	61,683
2	Southern Union Co.	7.200%	11/1/66	17,625	17,460
2	Trans-Canada Pipelines	6.350%	5/15/67	7,500	7,030
					993,783

14

Total Corporate Bonds (Cost $17,562,375)					17,579,265
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
	China Development Bank	8.250%	5/15/09	18,790	20,090
4	Export-Import Bank of Korea	4.125%	2/10/09	19,200	19,290
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	18,311
	Korea Development Bank	4.750%	7/20/09	56,500	57,584
	Korea Development Bank	5.300%	1/17/13	18,675	19,002
2	Pemex Finance Ltd.	9.690%	8/15/09	14,350	14,841
	Petrobras International Finance	9.125%	7/2/13	5,587	6,676
	Petrobras International Finance	7.750%	9/15/14	1,600	1,808
2,4	Petroleum Export/Cayman	4.623%	6/15/10	16,389	16,675
2,4	Petroleum Export/Cayman	5.265%	6/15/11	17,251	17,245
4	Petronas Capital Ltd.	7.000%	5/22/12	20,700	22,946
2,4	Qatar Petroleum	5.579%	5/30/11	18,278	18,959
2,4	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	14,690	14,873
2,4	Ras Laffan Liquified Natural Gas Co. Ltd. II	5.298%	9/30/20	14,590	14,168
4	Republic of Trinidad & Tobago	9.875%	10/1/09	18,760	20,585
4	Taqa Abu Dhabi National Energy Co.	5.620%	10/25/12	9,400	9,718
4	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	15,000	14,984

Total Sovereign Bonds (Cost $301,275)					307,755
Taxable Municipal Bond (0.3%)

3	Florida Hurricane Catastrophe Fund Finance Corp. Rev.
	(Cost $47,450)	5.016%	10/15/12	47,450	47,282

Tax-Exempt Municipal Bonds (0.3%)
	Minnesota GO	5.000%	8/1/11	27,635	30,021
	Minnesota GO	5.000%	8/1/12	29,040	31,939

Total Tax-Exempt Municipal Bonds (Cost $59,281)					61,960

15

Preferred Stocks (0.6%)
	Aspen Insurance Holdings	7.401%	262,600	6,000
3	Bank of America Corp.	5.908%	736,360	14,580
3	Fannie Mae	5.948%	934,000	23,256
	General Electric Capital Corp.	6.450%	300,000	7,923
3	Goldman Sachs Group, Inc.	6.050%	2,080,000	46,010
3	Merrill Lynch & Co., Inc.	6.000%	152,000	2,671
	Santander Financial	6.800%	404,900	9,406
3	SunTrust Banks, Inc.	6.224%	369,500	7,926
3	Zions Bancorp.	6.214%	293,775	6,316

Total Preferred Stocks (Cost $139,704)				124,088
Temporary Cash Investments (0.6%)
7 Vanguard Market Liquidity Fund (Cost $128,005)		4.060%	128,004,970	128,005
Total Investments (98.6%) (Cost $19,718,339)				19,778,862
Other Assets and Liabilities—Net (1.4%)				276,351
Net Assets (100%)				20,055,213

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $3,257,515,000, representing 16.2% of net assets.

5 Securities with a value of $18,504,000 have been segregated as initial margin for open futures contracts.

6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

16

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S.	Government and Agency Obligations (6.7%)

U.S.	Government Securities (5.9%)
	U.S. Treasury Bond	3.625%	5/15/13	5,000	5,180
	U.S. Treasury Bond	7.250%	5/15/16	17,500	22,118
	U.S. Treasury Bond	4.250%	11/15/17	54,700	57,426
	U.S. Treasury Note	4.500%	9/30/11	4,225	4,520
	U.S. Treasury Note	4.625%	10/31/11	2,625	2,821
	U.S. Treasury Note	4.500%	11/30/11	4,900	5,249
	U.S. Treasury Note	4.625%	12/31/11	4,700	5,062
	U.S. Treasury Note	4.750%	1/31/12	8,475	9,168
	U.S. Treasury Note	4.875%	2/15/12	99,800	108,657
	U.S. Treasury Note	4.625%	2/29/12	4,300	4,632
	U.S. Treasury Note	4.500%	3/31/12	8,100	8,690
	U.S. Treasury Note	4.750%	5/31/12	7,750	8,394
	U.S. Treasury Note	4.375%	8/15/12	6,500	6,964
	U.S. Treasury Note	3.875%	2/15/13	38,480	40,374
	U.S. Treasury Note	4.250%	8/15/13	64,700	69,047
					358,302
Agency Bonds and Notes (0.3%)
	Agency for International Development - Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	20,000	20,682

Mortgage-Backed Securities (0.5%)
	Conventional Mortgage-Backed Securities (0.1%)
1,2	Federal Home Loan Mortgage Corp.	6.000%	4/1/17	4,029	4,191
	Nonconventional Mortgage-Backed Securities (0.4%)
1,2	Federal Home Loan Mortgage Corp.	5.000%	6/15/24	18,417	18,621
1,2	Federal Home Loan Mortgage Corp.	5.000%	10/15/24	4,141	4,197
1,2	Federal Home Loan Mortgage Corp.	7.238%	8/1/32	1,305	1,337
1,2	Federal Home Loan Mortgage Corp.	7.274%	9/1/32	812	839
					29,185

Total U.S. Government and Agency Obligations (Cost $384,206)					408,169
Corporate Bonds (88.0%)

Asset-Backed/Commercial Mortgage-Backed Securities (8.9%)
2,3	American Express Credit Account Master Trust	4.346%	9/15/10	6,800	6,801
2,3	American Express Credit Account Master Trust	4.346%	10/15/10	10,000	9,998
2,3	American Express Credit Account Master Trust	4.266%	12/15/14	15,000	14,637
2,3	American Express Credit Account Master Trust	4.286%	9/15/16	10,000	9,629
4	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,748
2,3	Bank One Issuance Trust	4.346%	12/15/10	14,000	13,993
2	Bank One Issuance Trust	4.370%	4/15/12	10,000	9,947
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	8,000	7,870
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	7,360	7,315
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	13,000	13,021
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	11,900	11,904
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	6,795
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	15,000	15,219
2,3	Chase Credit Card Master Trust	4.346%	7/15/10	11,000	10,997
2,3	Chase Issuance Trust	4.276%	10/15/12	25,000	24,668
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	11,125	11,238
2,3	Citibank Credit Card Issuance Trust	4.004%	10/20/14	25,000	24,278
2	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	10,150
2	Citigroup Commercial Mortgage Trust	5.888%	12/10/49	13,000	13,139
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	4,270	4,288
2	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	5,600	5,673

17

2	Credit Suisse Mortgage Capital Certificates	5.912%	6/15/39	11,000	11,130
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	8,817
2	Detroit Edison Securitization Funding LLC	6.190%	3/1/13	15,000	15,765
2,3	Discover Card Master Trust I	4.246%	9/16/10	25,000	24,991
2,3	Fleet Home Equity Loan Trust	4.209%	1/20/33	1,970	1,813
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,350	5,321
2	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	7,000	7,022
2	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	13,370	13,527
2	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	8,000	7,947
2	Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	12,100
2,3	MBNA Credit Card Master Note Trust	4.256%	2/15/12	15,000	14,892
2,3	MBNA Credit Card Master Note Trust	4.296%	6/15/15	31,000	30,121
2	Merrill Lynch Mortgage Trust	5.918%	6/12/50	11,000	11,128
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.810%	6/12/50	5,000	5,076
2	Morgan Stanley Capital I	5.803%	6/13/42	24,100	24,325
2	Morgan Stanley Capital I	5.623%	12/12/49	4,700	4,714
2,3	Morgan Stanley Dean Witter Credit Card
	Home Equity Line of Credit Trust	3.646%	11/25/15	848	857
2	National City Credit Card Master Trust	4.286%	8/15/12	10,000	9,894
2	National City Credit Card Master Trust	4.286%	3/17/14	15,000	14,662
2,3,4	Nordstrom Private Label Credit Card Master Trust	4.296%	5/15/15	28,000	27,319
2	PECO Energy Transition Trust	6.520%	12/31/10	10,000	10,668
2	PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	16,253
2,3	Target Credit Card Master Trust	3.436%	10/27/14	15,000	14,791
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	9,060
					545,501
Finance (39.0%)
	Banking (18.3%)
4	ANZ Capital Trust II	5.360%	12/15/49	10,000	9,559
	AmSouth Bank NA	5.200%	4/1/15	10,000	9,462
3,4	ANZ National Bank International Ltd.	4.447%	4/14/08	13,000	13,027
	Astoria Financial Corp.	5.750%	10/15/12	9,000	9,459
2,4	Banco Mercantil del Norte	6.862%	10/13/21	5,000	4,950
4	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	8,550	8,475
4	Banco Santander Peru	5.375%	12/9/14	4,000	4,053
2	Bank of America Capital Trust XIV	5.630%	12/31/49	18,540	15,207
	Bank of America Corp.	4.875%	1/15/13	16,021	16,305
	Bank of America Corp.	5.250%	12/1/15	15,000	15,124
	Bank of America Corp.	5.300%	3/15/17	9,000	8,942
	Bank of America Corp.	5.420%	3/15/17	42,300	42,239
5	Bank of New York Mellon	4.950%	1/14/11	5,000	5,107
	Bank of New York Mellon	4.950%	3/15/15	5,000	4,944
	Bank One Corp.	4.900%	4/30/15	15,000	14,590
2,4	Barclays Bank PLC	5.926%	12/15/49	15,000	13,911
	BB&T Corp.	6.500%	8/1/11	12,500	13,274
	BB&T Corp.	4.750%	10/1/12	5,000	5,020
2,4	BBVA International Preferred Unipersonal	5.919%	12/31/49	7,000	6,277
4	BNP Paribas	4.800%	6/24/15	10,000	9,674
3,4	BTMU Curacao Holdings NV	5.261%	12/19/16	10,790	10,051
2,4	CBG Florida REIT Corp.	7.114%	2/15/49	17,340	13,583
3	Citigroup, Inc.	5.286%	6/9/09	25,700	25,643
	Citigroup, Inc.	7.250%	10/1/10	900	971
	Citigroup, Inc.	5.625%	8/27/12	20,000	20,817
	Citigroup, Inc.	5.000%	9/15/14	9,000	8,807
	Citigroup, Inc.	5.300%	1/7/16	10,000	10,103
	Citigroup, Inc.	5.500%	2/15/17	25,000	24,755
	Citigroup, Inc.	6.000%	8/15/17	10,000	10,458
	Comerica Bank	5.750%	11/21/16	4,000	3,882
4	Commonwealth Bank of Australia	5.000%	11/6/12	15,500	16,158
2,4	Commonwealth Bank of Australia	6.024%	3/15/49	17,050	16,296
2,4	Credit Agricole	6.637%	5/31/49	18,900	17,236
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	20,000	20,862
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	10,021

18

3,4	Development Bank of Singapore Ltd.	5.097%	5/16/17	16,500	15,529
	Fifth Third Bank	4.750%	2/1/15	18,150	17,420
	First Tennessee Bank	5.050%	1/15/15	5,000	4,931
	Golden West Financial Corp.	4.750%	10/1/12	22,450	22,523
	HSBC Bank USA	3.875%	9/15/09	1,500	1,505
	HSBC Bank USA	4.625%	4/1/14	22,000	21,408
	Hudson United Bank	7.000%	5/15/12	9,200	9,900
4	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,552
	JPMorgan Chase & Co.	6.750%	2/1/11	10,400	11,119
	JPMorgan Chase & Co.	4.500%	1/15/12	5,000	5,087
	JPMorgan Chase & Co.	5.750%	1/2/13	10,000	10,451
	JPMorgan Chase & Co.	4.875%	3/15/14	5,000	4,991
	JPMorgan Chase & Co.	6.125%	6/27/17	15,000	15,680
	JPMorgan Chase & Co.	6.000%	10/1/17	10,000	10,401
	JPMorgan Chase & Co.	6.000%	1/15/18	18,000	18,793
	Key Bank NA	4.950%	9/15/15	18,000	17,565
2,4	Lloyds TSB Group PLC	6.267%	11/14/49	6,875	6,039
2,4	Manufacturers & Traders Trust Co.	3.850%	4/1/13	2,750	2,749
	Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,118
	MBNA Corp.	7.500%	3/15/12	6,145	6,837
	Mellon Bank NA	4.750%	12/15/14	5,000	5,008
	Mellon Funding Corp.	3.250%	4/1/09	10,000	9,944
	Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	10,196
	National Australia Bank	8.600%	5/19/10	5,000	5,469
	National City Bank	6.250%	3/15/11	8,000	8,297
	National City Corp.	4.900%	1/15/15	3,435	3,023
	PNC Bank NA	4.875%	9/21/17	6,100	5,800
	PNC Bank NA	6.000%	12/7/17	4,500	4,570
	PNC Funding Corp.	5.625%	2/1/17	5,000	4,967
	Regions Financial Corp.	6.375%	5/15/12	8,975	9,409
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	6,000	6,172
	Sanwa Bank Ltd.	7.400%	6/15/11	2,825	3,049
4	Scotland International Finance	7.700%	8/15/10	10,000	10,920
	Skandinaviska Enskilda Banken	6.875%	2/15/09	5,000	5,182
2,4	Societe Generale	5.922%	12/5/49	20,000	18,570
	Southtrust Corp.	5.800%	6/15/14	14,705	15,844
	Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,904
	Sovereign Bank	4.000%	2/1/08	4,900	4,900
2	Sovereign Bank	4.375%	8/1/13	2,458	2,471
	State Street Capital Trust	5.300%	1/15/16	12,000	12,147
3	SunTrust Banks, Inc.	5.244%	6/2/09	12,175	12,172
3	SunTrust Banks, Inc.	5.029%	4/1/15	6,000	5,957
2,4	Toronto-Dominion Bank	6.378%	10/15/49	13,000	11,889
	UBS AG	5.875%	7/15/16	10,000	10,394
	UBS AG	5.875%	12/20/17	4,000	4,225
3,4	Unicredit Luxembourg Finance	4.717%	1/13/17	14,925	13,941
	Union Planters Corp.	7.750%	3/1/11	10,000	10,751
	UnionBanCal Corp.	5.250%	12/16/13	3,000	2,968
4	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	6,817
	US Bank NA	6.300%	2/4/14	5,000	5,355
	US Bank NA	4.950%	10/30/14	14,750	14,708
2	USB Capital IX	6.189%	4/15/49	12,525	9,986
2,4	USB Realty Corp.	6.091%	12/15/49	3,450	2,697
	Wachovia Bank NA	4.800%	11/1/14	10,000	9,819
	Wachovia Bank NA	6.000%	11/15/17	12,000	12,348
	Wachovia Corp.	5.625%	10/15/16	25,000	24,956
	Wachovia Corp.	5.750%	2/1/18	5,000	4,955
	Washington Mutual Bank	5.500%	1/15/13	6,147	5,680
	Washington Mutual Bank	5.650%	8/15/14	7,500	6,758
	Washington Mutual Bank	5.125%	1/15/15	9,000	7,908
	Washington Mutual Finance Corp.	6.875%	5/15/11	10,000	10,776
	Wells Fargo & Co.	4.200%	1/15/10	20,000	20,194
	Wells Fargo & Co.	5.125%	9/1/12	5,500	5,666

19

	Wells Fargo & Co.	5.250%	10/23/12	12,000	12,461
	Wells Fargo & Co.	4.375%	1/31/13	8,025	7,987
	Wells Fargo & Co.	4.950%	10/16/13	4,500	4,555
	Wells Fargo & Co.	4.625%	4/15/14	10,000	9,860
	Wells Fargo & Co.	5.125%	9/15/16	5,000	5,075
	Wells Fargo & Co.	5.625%	12/11/17	6,000	6,218
	Western Financial Bank	9.625%	5/15/12	1,640	1,748
2,4	Westpac Capital Trust III	5.819%	12/30/49	14,300	13,967
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	17,801
	Zions Bancorp.	6.000%	9/15/15	11,000	11,006
	Zions Bancorp.	5.500%	11/16/15	8,000	7,758
	Brokerage (5.7%)
	Bear Stearns Co., Inc.	5.700%	11/15/14	10,785	10,357
	Bear Stearns Co., Inc.	7.250%	2/1/18	15,000	14,979
	BlackRock, Inc.	6.250%	9/15/17	10,000	10,485
2	Goldman Sachs Capital II	5.793%	6/1/49	30,000	23,011
3	Goldman Sachs Group, Inc.	4.178%	7/23/09	3,575	3,534
3	Goldman Sachs Group, Inc.	5.142%	6/28/10	8,925	8,824
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	29,071
	Goldman Sachs Group, Inc.	5.950%	1/18/18	22,000	22,785
	Jefferies Group Inc.	5.875%	6/8/14	7,500	7,516
	LaBranche & Co.	9.500%	5/15/09	4,225	4,246
	LaBranche & Co.	11.000%	5/15/12	375	373
	Lazard Group	6.850%	6/15/17	5,000	4,774
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	2,755	2,799
	Lehman Brothers Holdings, Inc.	6.200%	9/26/14	22,500	23,327
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	30,000	30,615
	Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	25,080
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	5,425	5,428
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	15,000	14,951
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	12,000	11,631
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	22,500	23,082
	Morgan Stanley Dean Witter	4.750%	4/1/14	26,250	25,286
	Morgan Stanley Dean Witter	5.375%	10/15/15	15,000	14,957
	Morgan Stanley Dean Witter	5.450%	1/9/17	10,000	9,732
	Morgan Stanley Dean Witter	5.950%	12/28/17	20,000	20,088
	Finance Companies (6.4%)
3	American Express Centurion Bank	4.241%	11/16/09	5,000	4,843
	American Express Centurion Bank	5.200%	11/26/10	8,750	9,041
	American Express Centurion Bank	5.550%	10/17/12	10,400	10,933
	American Express Centurion Bank	6.000%	9/13/17	21,000	21,870
	American Express Co.	4.875%	7/15/13	16,417	16,492
	American General Finance Corp.	4.875%	5/15/10	1,000	1,018
	American General Finance Corp.	5.625%	8/17/11	15,500	15,866
	American General Finance Corp.	4.875%	7/15/12	12,000	11,796
	American General Finance Corp.	5.850%	6/1/13	25,000	25,618
	American General Finance Corp.	6.900%	12/15/17	7,000	7,181
2,4	American General Finance Corp.	6.000%	1/15/67	8,000	7,429
	CIT Group, Inc.	7.625%	11/30/12	2,750	2,762
	CIT Group, Inc.	5.000%	2/1/15	12,000	10,135
	CIT Group, Inc.	5.400%	1/30/16	11,000	8,974
	CIT Group, Inc.	5.650%	2/13/17	1,500	1,231
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,073
	Countrywide Home Loan	4.000%	3/22/11	4,200	3,643
	General Electric Capital Corp.	4.375%	11/21/11	10,200	10,351
	General Electric Capital Corp.	5.875%	2/15/12	54,600	58,187
	General Electric Capital Corp.	4.375%	3/3/12	5,200	5,261
	General Electric Capital Corp.	6.000%	6/15/12	25,000	26,632
	General Electric Capital Corp.	6.375%	11/15/67	14,450	15,030
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	25,217
	HSBC Finance Corp.	4.125%	11/16/09	5,000	5,010
3	HSBC Finance Corp.	5.341%	9/14/12	8,000	7,583
	International Lease Finance Corp.	4.950%	2/1/11	6,300	6,301

20

	International Lease Finance Corp.	5.750%	6/15/11	4,700	4,856
	International Lease Finance Corp.	5.875%	5/1/13	10,000	10,278
	International Lease Finance Corp.	5.650%	6/1/14	10,000	10,191
	iStar Financial Inc.	7.000%	3/15/08	680	680
	iStar Financial Inc.	5.950%	10/15/13	10,000	8,647
	SLM Corp.	5.050%	11/14/14	7,500	6,324
4	USAA Capital Corp.	4.640%	12/15/09	11,000	11,295
4	USAA Capital Corp.	4.996%	12/12/11	15,000	15,443
	Insurance (6.1%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	3,000	3,044
	Allied World Assurance	7.500%	8/1/16	5,000	5,343
	American International Group, Inc.	5.850%	1/16/18	10,000	10,195
	Berkshire Hathaway Finance Corp.	4.750%	5/15/12	20,000	20,720
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	29,100	30,153
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	17,241
2	Chubb Corp.	6.375%	3/29/37	8,000	7,802
	CIGNA Corp.	7.000%	1/15/11	10,000	10,746
	Coventry Health Care Inc.	5.875%	1/15/12	625	650
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	3,989
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	1,740	1,516
	Genworth Financial, Inc.	4.950%	10/1/15	5,000	4,758
2	Genworth Financial, Inc.	6.150%	11/15/66	8,000	7,153
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	10,007
	Humana Inc.	6.450%	6/1/16	10,000	10,264
2	ING Capital Funding Trust III	5.775%	12/8/49	3,120	2,901
2,4	Liberty Mutual Insurance Co.	7.000%	3/15/37	2,225	2,011
	Lincoln National Corp.	6.200%	12/15/11	7,000	7,389
2	Lincoln National Corp.	6.050%	4/20/67	5,940	5,489
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	5,207
3,4	MassMutual Global Funding II	5.310%	12/6/13	35,000	34,984
2,4	MBIA, Inc.	14.000%	1/15/33	9,875	8,591
3,4	Merna Reinsurance Ltd.	6.580%	7/7/10	5,450	5,385
	MetLife, Inc.	5.375%	12/15/12	10,000	10,352
3,4	Monumental Global Funding III	3.501%	1/25/13	10,000	9,628
	Nationwide Financial Services	5.900%	7/1/12	5,000	5,255
4	New York Life Global Funding	5.250%	10/16/12	5,000	5,187
4	New York Life Global Funding	5.375%	9/15/13	12,000	12,601
2,4	Oil Insurance Ltd.	7.558%	6/30/49	10,600	10,808
2	PartnerRe Finance II	6.440%	12/1/66	15,000	13,502
4	Principal Life Global	4.400%	10/1/10	10,000	10,189
2	Progressive Corp.	6.700%	6/15/37	2,200	2,049
	Protective Life Secured Trust	4.000%	4/1/11	5,000	5,008
	Prudential Financial, Inc.	5.100%	9/20/14	15,000	14,842
	Prudential Financial, Inc.	4.750%	6/13/15	7,000	6,690
	St. Paul Travelers Cos., Inc.	5.500%	12/1/15	4,000	4,092
2	Travelers Cos. Inc.	6.250%	3/15/37	4,750	4,516
	Travelers Property Casualty Corp.	5.000%	3/15/13	5,000	5,168
	UnitedHealth Group, Inc.	5.000%	8/15/14	12,000	11,771
	WellPoint Inc.	6.375%	1/15/12	7,500	7,959
	WellPoint Inc.	6.800%	8/1/12	10,000	10,568
4	Xlliac Global Funding	4.800%	8/10/10	3,300	3,378
2,4	ZFS Finance USA Trust I	5.875%	5/9/32	4,400	4,149
	Real Estate Investment Trusts (2.5%)
	Arden Realty LP	5.200%	9/1/11	1,900	1,961
	AvalonBay Communities, Inc.	5.750%	9/15/16	13,550	12,726
	Camden Property Trust	5.000%	6/15/15	10,000	9,084
	Colonial Realty LP	5.500%	10/1/15	3,000	2,730
	CPG Partners LP	8.250%	2/1/11	5,000	5,339
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	7,413
	Equity One Inc.	6.250%	1/15/17	5,000	4,632
	ERP Operating LP	5.125%	3/15/16	11,000	10,129
	HCP Inc.	6.700%	1/30/18	5,000	4,659
	Health Care Property Investors, Inc.	6.000%	1/30/17	5,000	4,474

21

	Health Care REIT, Inc.	8.000%	9/12/12	5,000	5,152
	Health Care REIT, Inc.	5.875%	5/15/15	5,725	5,228
	Hospitality Properties	6.300%	6/15/16	5,000	4,769
	HRPT Properties Trust	5.750%	2/15/14	6,061	5,696
	HRPT Properties Trust	6.400%	2/15/15	9,500	9,117
	Kimco Realty Corp.	5.783%	3/15/16	10,000	9,590
	Liberty Property LP	5.125%	3/2/15	5,000	4,658
	National Retail Properties	6.875%	10/15/17	7,000	7,115
	ProLogis	5.625%	11/15/15	5,000	4,666
	ProLogis	5.625%	11/15/16	5,500	5,037
	Regency Centers LP	4.950%	4/15/14	5,000	4,612
	Simon Property Group Inc.	4.875%	3/18/10	10,000	10,015
	Simon Property Group Inc.	4.875%	8/15/10	3,750	3,757
	Simon Property Group Inc.	5.250%	12/1/16	5,000	4,636
4	Westfield Capital Corp.	4.375%	11/15/10	5,270	5,233
					2,380,838
Industrial (31.7%)
	Basic Industry (0.9%)
4	ABX Financing Co.	5.750%	10/15/16	7,000	7,004
	Alcoa, Inc.	5.550%	2/1/17	5,000	4,832
	Alcoa, Inc.	5.870%	2/23/22	1,100	1,072
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	11,525	11,953
	International Steel Group, Inc.	6.500%	4/15/14	2,200	2,283
	Praxair, Inc.	5.250%	11/15/14	5,000	5,244
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	7,000	6,952
	Rohm & Haas Co.	6.000%	9/15/17	6,000	6,194
	Weyerhaeuser Co.	6.750%	3/15/12	7,461	7,867
	Capital Goods (3.8%)
	Allied Waste North America Inc.	6.875%	6/1/17	2,675	2,588
	Avery Dennison Corp.	4.875%	1/15/13	6,800	6,819
2,4	BAE Systems Asset Trust	7.156%	12/15/11	5,486	5,774
4	BAE Systems Holdings Inc.	5.200%	8/15/15	10,000	10,037
	Boeing Capital Corp.	6.100%	3/1/11	5,000	5,329
	Boeing Co.	5.125%	2/15/13	8,000	8,336
2,4	C8 Capital SPV Ltd.	6.640%	12/15/49	3,925	3,717
	Caterpillar Financial Services Corp.	4.300%	6/1/10	7,000	7,138
	Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	2,978
	Caterpillar Financial Services Corp.	5.850%	9/1/17	3,000	3,180
	Crane Co.	5.500%	9/15/13	5,000	5,230
	CRH America Inc.	6.000%	9/30/16	7,000	6,753
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	3,775
	Emerson Electric Co.	7.125%	8/15/10	12,500	13,639
	Emerson Electric Co.	5.250%	10/15/18	5,000	5,066
	General Dynamics Corp.	4.250%	5/15/13	16,350	16,481
	General Electric Co.	5.250%	12/6/17	5,000	5,061
	John Deere Capital Corp.	7.000%	3/15/12	13,440	15,057
	L-3 Communications Corp.	7.625%	6/15/12	675	690
	L-3 Communications Corp.	6.125%	7/15/13	450	443
	L-3 Communications Corp.	5.875%	1/15/15	1,400	1,358
	Lafarge SA	6.500%	7/15/16	5,000	5,019
	Masco Corp.	5.875%	7/15/12	10,560	11,148
2,4	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	1,699	1,734
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	1,978	1,978
	Raytheon Co.	4.850%	1/15/11	13,850	14,331
	Textron Financial Corp.	4.600%	5/3/10	8,000	8,091
	Tyco International Group SA	6.375%	10/15/11	10,000	10,549
	Tyco International Group SA	6.000%	11/15/13	11,000	11,597
	United Technologies Corp.	6.350%	3/1/11	30,600	32,964
	Waste Management, Inc.	7.375%	8/1/10	4,870	5,187
	Communication (5.3%)
	AT&T Inc.	6.250%	3/15/11	5,000	5,301
	AT&T Inc.	4.950%	1/15/13	4,380	4,472
	AT&T Inc.	5.100%	9/15/14	10,000	10,089

22

	AT&T Inc.	5.625%	6/15/16	13,000	13,247
	British Sky Broadcasting Corp.	6.875%	2/23/09	10,000	10,281
	British Sky Broadcasting Corp.	8.200%	7/15/09	4,125	4,359
	British Telecommunications PLC	8.625%	12/15/10	5,450	6,109
	Comcast Cable Communications, Inc.	8.875%	5/1/17	3,400	4,088
	Comcast Corp.	5.500%	3/15/11	7,000	7,181
	Comcast Corp.	5.900%	3/15/16	15,000	15,105
	Comcast Corp.	4.950%	6/15/16	10,000	9,449
	Cox Communications, Inc.	6.750%	3/15/11	10,000	10,587
	Cox Communications, Inc.	4.625%	6/1/13	4,000	3,909
4	Cox Enterprises, Inc.	7.875%	9/15/10	5,000	5,424
	Deutsche Telekom International Finance	8.000%	6/15/10	16,000	17,334
	France Telecom	7.750%	3/1/11	25,000	27,248
	News America Inc.	4.750%	3/15/10	9,800	9,983
	Nextel Communications	5.950%	3/15/14	5,000	4,503
	Rogers Cable Inc.	6.750%	3/15/15	6,000	6,270
	Sprint Capital Corp.	8.375%	3/15/12	5,000	5,202
	Telecom Italia Capital	5.250%	11/15/13	10,000	10,089
	Telefonica Emisiones SAU	5.984%	6/20/11	5,000	5,233
	Telefonica Emisiones SAU	6.421%	6/20/16	7,000	7,471
	Telefonos de Mexico SA	5.500%	1/27/15	10,000	9,925
	Time Warner Cable Inc.	5.850%	5/1/17	21,500	21,529
	Univision Communications, Inc.	3.875%	10/15/08	7,000	6,790
	Verizon Communications Corp.	5.550%	2/15/16	5,000	5,101
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	17,541
	Verizon Global Funding Corp.	7.375%	9/1/12	40,000	44,755
	Vodafone AirTouch PLC	7.750%	2/15/10	5,820	6,228
	Vodafone Group PLC	5.000%	9/15/15	10,000	9,759
	Consumer Cyclical (5.5%)
4	American Honda Finance	5.125%	12/15/10	17,000	17,700
	Centex Corp.	7.875%	2/1/11	4,160	3,998
2,4	CVS Caremark Corp.	6.117%	1/10/13	6,776	6,864
	DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	7,000	7,011
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	627
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,345
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	30,000	31,190
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	6,736	7,357
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	10,000	10,843
	Darden Restaurants Inc.	6.200%	10/15/17	5,000	4,935
	Federated Retail Holding	5.900%	12/1/16	5,000	4,708
	Gamestop Corp.	8.000%	10/1/12	2,475	2,599
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	3,300	3,377
4	Harley-Davidson Inc.	5.000%	12/15/10	2,600	2,683
	Harrah's Entertainment Inc.	7.875%	3/15/10	1,575	1,484
	Home Depot Inc.	5.400%	3/1/16	12,875	12,323
	International Speedway Corp.	4.200%	4/15/09	3,815	3,815
	International Speedway Corp.	5.400%	4/15/14	7,000	7,058
	J.C. Penney Co., Inc.	7.950%	4/1/17	5,000	5,355
	Johnson Controls, Inc.	5.250%	1/15/11	3,000	3,107
	K. Hovnanian Enterprises	6.250%	1/15/16	4,260	2,939
	KB Home	6.375%	8/15/11	2,250	2,154
	KB Home	7.250%	6/15/18	600	560
	Kohl's Corp.	6.250%	12/15/17	7,000	7,003
	Lowe's Cos., Inc.	5.600%	9/15/12	5,450	5,725
	Lowe's Cos., Inc.	5.000%	10/15/15	7,000	6,921
	McDonald's Corp.	5.800%	10/15/17	5,000	5,300
	MDC Holdings Inc.	7.000%	12/1/12	1,615	1,678
	MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,449
	MGM Mirage, Inc.	6.750%	4/1/13	1,075	1,016
	MGM Mirage, Inc.	5.875%	2/27/14	1,000	905
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,723
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	10,500	10,855
	Pulte Homes, Inc.	5.200%	2/15/15	5,000	4,218

23

	Royal Caribbean Cruises	6.750%	3/15/08	1,530	1,528
	Royal Caribbean Cruises	7.000%	6/15/13	3,250	3,201
	Royal Caribbean Cruises	6.875%	12/1/13	680	670
	Ryland Group, Inc.	5.375%	1/15/15	10,000	8,757
	Target Corp.	5.375%	6/15/09	23,100	23,692
	Tenneco Automotive Inc.	8.625%	11/15/14	1,100	1,070
	The Walt Disney Co.	5.625%	9/15/16	10,000	10,461
	Toll Corp.	8.250%	2/1/11	695	672
	Toyota Motor Credit Corp.	4.350%	12/15/10	20,000	20,725
	Viacom Inc.	6.125%	10/5/17	5,000	5,049
	Wal-Mart Stores, Inc.	5.000%	4/5/12	5,000	5,221
	Wal-Mart Stores, Inc.	4.550%	5/1/13	23,000	23,353
	Western Union Co.	5.400%	11/17/11	14,000	14,380
	Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,765
	Yum! Brands, Inc.	6.250%	3/15/18	3,000	3,091
	Consumer Noncyclical (8.4%)
	Abbott Laboratories	5.600%	11/30/17	16,000	16,762
	Allergan Inc.	5.750%	4/1/16	10,000	10,335
	Altria Group, Inc.	5.625%	11/4/08	2,475	2,511
	Altria Group, Inc.	7.000%	11/4/13	5,000	5,747
	AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,824
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	2,961
	Amgen Inc.	4.850%	11/18/14	15,000	14,897
4	Amgen Inc.	5.850%	6/1/17	10,000	10,370
	Anheuser-Busch Cos., Inc.	5.500%	1/15/18	5,000	5,189
	Archer-Daniels-Midland Co.	5.870%	11/15/10	10,000	10,568
	AstraZeneca PLC	5.400%	6/1/14	5,025	5,171
	AstraZeneca PLC	5.900%	9/15/17	14,475	15,312
	Baxter Finco, BV	4.750%	10/15/10	16,860	17,289
	Becton, Dickinson & Co.	4.550%	4/15/13	8,000	8,051
	Boston Scientific	5.125%	1/12/17	6,000	5,130
	Bottling Group LLC	5.500%	4/1/16	7,000	7,275
	Bristol-Myers Squibb Co.	5.250%	8/15/13	13,400	14,183
	Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	2,079
	Campbell Soup Co.	4.875%	10/1/13	10,000	10,281
4	Cargill Inc.	6.300%	4/15/09	8,750	8,976
4	Cargill Inc.	4.375%	6/1/13	8,600	8,367
	Clorox Co.	5.000%	1/15/15	7,000	6,765
	Coca Cola Bottling Co.	5.000%	11/15/12	7,000	7,206
	Coca-Cola Co.	5.350%	11/15/17	17,000	17,871
	Colgate-Palmolive Co.	5.980%	4/25/12	14,300	15,413
	ConAgra Foods, Inc.	6.750%	9/15/11	2,950	3,173
	ConAgra Foods, Inc.	5.819%	6/15/17	4,687	4,788
4	Cosan Finance Ltd.	7.000%	2/1/17	1,340	1,260
4	Covidien International	6.000%	10/15/17	4,000	4,213
	Diageo Capital PLC	5.750%	10/23/17	7,000	7,220
	Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	7,238
4	Fosters Finance Corp.	4.875%	10/1/14	4,000	3,981
	Genentech Inc.	4.750%	7/15/15	16,150	16,140
	General Mills, Inc.	6.000%	2/15/12	6,429	6,747
	General Mills, Inc.	5.700%	2/15/17	3,000	3,013
	Hasbro Inc.	6.300%	9/15/17	5,000	5,057
4	Health Care Services Corp.	7.750%	6/15/11	20,000	22,217
	Hershey Foods Corp.	4.850%	8/15/15	5,000	4,941
5	Hormel Foods Corp.	6.625%	6/1/11	16,085	17,439
	Johnson & Johnson	5.550%	8/15/17	7,500	8,147
	Kellogg Co.	6.600%	4/1/11	13,500	14,416
	Kimberly-Clark Corp.	4.875%	8/15/15	6,000	5,995
	Kraft Foods, Inc.	6.125%	2/1/18	5,000	5,075
	Kroger Co.	6.200%	6/15/12	9,300	9,874
	Kroger Co.	6.400%	8/15/17	5,000	5,334
	Land O'Lakes Inc.	9.000%	12/15/10	410	429
	Medtronic Inc.	4.750%	9/15/15	20,000	19,824

24

	Nabisco Inc.	7.550%	6/15/15	15,000	16,649
	PepsiAmericas Inc.	4.500%	3/15/13	6,000	6,000
	Reynolds American Inc.	7.625%	6/1/16	875	942
4	SABMiller PLC	6.200%	7/1/11	13,000	13,946
	Safeway, Inc.	4.950%	8/16/10	5,495	5,578
	Safeway, Inc.	6.350%	8/15/17	3,000	3,174
	Schering-Plough Corp.	6.000%	9/15/17	5,000	5,166
	Smithfield Foods, Inc.	7.750%	7/1/17	1,800	1,701
4	Tesco PLC	5.500%	11/15/17	7,000	7,143
	Wm. Wrigley Jr. Co.	4.650%	7/15/15	5,700	5,633
	Wyeth	6.950%	3/15/11	10,000	10,680
	Wyeth	5.500%	3/15/13	13,000	13,618
	Wyeth	5.500%	2/1/14	5,000	5,199
	Wyeth	5.500%	2/15/16	10,000	10,241
	Energy (3.4%)
	Anadarko Finance Co.	6.750%	5/1/11	1,750	1,870
	Anadarko Petroleum Corp.	5.950%	9/15/16	18,000	18,499
	Apache Corp.	6.250%	4/15/12	4,325	4,635
	Apache Corp.	5.625%	1/15/17	4,000	4,158
	Canadian Natural Resources	5.700%	5/15/17	5,000	5,039
	Canadian Natural Resources	5.900%	2/1/18	10,000	10,128
	Chesapeake Energy Corp.	7.625%	7/15/13	1,075	1,113
	Devon Financing Corp.	6.875%	9/30/11	2,625	2,865
	Encana Corp.	5.900%	12/1/17	5,570	5,758
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,177
4	GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	5,857
	Kerr McGee Corp.	6.875%	9/15/11	5,000	5,427
4	LG Caltex Oil Corp.	5.500%	8/25/14	4,000	3,916
	Marathon Oil Corp.	6.000%	10/1/17	15,000	15,578
	Nexen, Inc.	5.650%	5/15/17	3,000	2,976
	Noble Corp.	5.875%	6/1/13	3,000	3,223
2,4,6	Oil Enterprises Ltd.	6.239%	6/30/08	442	445
	Petro-Canada	4.000%	7/15/13	8,000	7,568
2,4	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	8,800	8,951
2,4	PF Export Receivables Master Trust	3.748%	6/1/13	2,104	2,022
2,4	PF Export Receivables Master Trust	6.436%	6/1/15	3,910	3,995
	Shell International Finance	4.950%	3/22/12	33,680	35,570
4	Statoil	5.125%	4/30/14	10,000	10,222
4	Trans Capital Investment	5.670%	3/5/14	17,450	17,214
	Transocean Inc.	6.000%	3/15/18	8,000	8,195
	Valero Energy Corp.	6.125%	6/15/17	10,000	10,203
	XTO Energy, Inc.	6.250%	4/15/13	5,000	5,399
	XTO Energy, Inc.	6.250%	8/1/17	5,000	5,294
	Technology (1.7%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,950	6,018
	Cisco Systems Inc.	5.500%	2/22/16	21,940	22,733
	Equifax Inc.	6.300%	7/1/17	5,000	5,238
	IBM International Group Capital	5.050%	10/22/12	25,000	25,976
	International Business Machines Corp.	5.700%	9/14/17	7,000	7,348
	Intuit Inc.	5.750%	3/15/17	5,000	4,941
	Oracle Corp.	5.250%	1/15/16	13,000	13,118
	Pitney Bowes, Inc.	5.000%	3/15/15	10,000	9,917
	Pitney Bowes, Inc.	5.750%	9/15/17	5,000	5,134
	Transportation (1.9%)
	American Airlines, Inc.	6.817%	5/23/11	714	680
2	Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/10	967	1,003
	Burlington Northern Santa Fe Corp.	8.125%	4/15/20	5,000	6,011
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,163
	Continental Airlines, Inc.	6.563%	2/15/12	3,000	3,082
2	Continental Airlines, Inc.	6.648%	9/15/17	1,064	1,045
2	Continental Airlines, Inc.	9.798%	4/1/21	2,297	2,252
4	Delta Air Lines, Inc.	6.821%	8/10/22	3,290	3,125
4	Delta Air Lines, Inc.	8.021%	8/10/22	1,590	1,479

25

4	ERAC USA Finance Co.	7.950%	12/15/09	10,000	10,783
4	ERAC USA Finance Co.	8.000%	1/15/11	5,740	6,264
	FedEx Corp.	3.500%	4/1/09	2,700	2,691
	Greenbrier Co. Inc.	8.375%	5/15/15	2,540	2,273
2,3	JetBlue Airways Corp.	9.241%	3/17/08	548	548
2,3	JetBlue Airways Corp.	7.969%	11/15/08	585	580
2,3	JetBlue Airways Corp.	5.366%	12/15/13	4,473	4,124
3	JetBlue Airways Corp.	5.411%	3/15/14	7,150	6,342
3	JetBlue Airways Corp.	5.319%	11/15/16	4,765	4,165
	Norfolk Southern Corp.	8.625%	5/15/10	10,000	11,157
2	Northwest Airlines Inc.	7.027%	11/1/19	5,000	4,842
	Ryder System Inc.	5.850%	3/1/14	4,000	4,238
	Southwest Airlines Co.	5.250%	10/1/14	11,025	10,836
2	Southwest Airlines Co.	6.150%	8/1/22	4,000	4,137
	Union Pacific Corp.	6.650%	1/15/11	8,223	8,871
4	Union Pacific Corp.	5.214%	9/30/14	6,000	6,244
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,520
2	United Air Lines Inc.	7.186%	4/1/11	4,532	4,521
	Other (0.8%)
	Black & Decker Corp.	7.125%	6/1/11	8,550	9,332
	Briggs & Stratton Corp.	8.875%	3/15/11	2,150	2,290
	Cintas Corp.	6.000%	6/1/12	5,000	5,360
2,4	Parker Retirement Savings Plan Trust	6.340%	7/15/08	281	284

	Parker-Hannifin Corp	4.875%	2/15/13	6,100	6,324
	Rockwell Automation	5.650%	12/1/17	5,000	5,171
4	Targeted Return Index Securities Trust 10-2002	6.962%	1/15/12	13,300	14,464
	Thermo Electron Corp.	5.000%	6/1/15	4,700	4,489
					1,931,604
Utilities (8.4%)
	Electric (6.0%)
4	AES Panama SA	6.350%	12/21/16	10,800	10,649
3	Alabama Power Co.	5.220%	8/25/09	5,000	4,955
4	American Water Capital Corp.	6.085%	10/15/17	8,750	9,004
	Appalachian Power Co.	5.650%	8/15/12	4,970	5,218
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	5,088
	Carolina Power & Light Co.	5.150%	4/1/15	12,000	12,201
	Carolina Power & Light Co.	5.250%	12/15/15	10,000	10,200
	Columbus Southern Power	5.500%	3/1/13	10,000	10,462
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,104
	Consolidated Edison Co. of New York	4.875%	2/1/13	7,500	7,634
	Consumers Energy Co.	4.000%	5/15/10	6,680	6,623
2	Dominion Resources, Inc.	6.300%	9/30/66	10,990	10,548
	Duke Energy Carolinas LLC	5.250%	1/15/18	5,000	5,101
4	EDP Finance BV	6.000%	2/2/18	6,000	6,207
	Entergy Gulf States, Inc.	3.600%	6/1/08	4,100	4,082
	Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	9,617
	FirstEnergy Corp.	6.450%	11/15/11	1,120	1,183
2	FPL Group Capital, Inc.	6.350%	10/1/66	10,850	10,177
2,4	GWF Energy LLC	6.131%	12/30/11	1,981	2,061
4	Illinois Power	6.125%	11/15/17	5,000	5,276
4	ITC Holdings Corp.	6.050%	1/31/18	20,000	20,011
4	Korea East-West Power Co.	4.875%	4/21/11	5,000	5,167
4	Korea East-West Power Co.	5.250%	11/15/12	5,000	5,305
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	9,295
	NiSource Finance Corp.	7.875%	11/15/10	5,594	6,065
	Northeast Utilities	7.250%	4/1/12	4,620	5,074
	Nstar	8.000%	2/15/10	20,000	21,646
	Ohio Edison	4.000%	5/1/08	5,000	5,003
	Ohio Power Co.	4.850%	1/15/14	5,000	4,889
	Ohio Power Co.	6.000%	6/1/16	4,000	4,189
	Pacific Gas & Electric Co.	4.200%	3/1/11	5,000	5,020
	Pacific Gas & Electric Co.	4.800%	3/1/14	5,000	5,003

26

	PECO Energy Co.	5.950%	11/1/11	15,000	15,788
	PECO Energy Co.	4.750%	10/1/12	4,500	4,552
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	7,107
3	Pepco Holdings, Inc.	5.749%	6/1/10	3,075	3,024
	Potomac Electric Power	4.950%	11/15/13	5,465	5,506
2	PPL Capital Funding, Inc.	6.700%	3/30/67	15,000	13,623
	Progress Energy, Inc.	7.100%	3/1/11	516	557
	Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,232
	Public Service Co. of New Mexico	4.400%	9/15/08	1,600	1,600
	Sierra Pacific Power Co.	6.000%	5/15/16	5,000	5,088
	Southern Co.	5.300%	1/15/12	7,000	7,285
4	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,141
	Tampa Electric Co.	6.375%	8/15/12	2,193	2,349
	Texas - New Mexico Power Co.	6.125%	6/1/08	2,238	2,251
4	United Electric Distribution	4.700%	4/15/11	10,000	10,015
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,277
2	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	22,951
	Natural Gas (2.4%)
	AGL Capital Corp.	7.125%	1/14/11	10,000	10,782
	Atmos Energy Corp.	4.950%	10/15/14	6,420	6,176
	El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,023
	Enbridge Energy Partners	4.750%	6/1/13	10,000	9,967
2	Enbridge Energy Partners	8.050%	10/1/37	3,280	3,113
	Enbridge Inc.	5.800%	6/15/14	10,000	10,164
2	Enterprise Products Operating LP	8.375%	8/1/66	5,850	5,758
4	Florida Gas Transmission	7.625%	12/1/10	5,000	5,557
4	Gulf South Pipeline Co.	6.300%	8/15/17	7,000	7,363
4	Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	8,617
	KeySpan Gas East Corp.	7.875%	2/1/10	10,000	10,744
	National Grid PLC	6.300%	8/1/16	7,000	7,308
4	NGPL Pipeco LLC	7.119%	12/15/17	10,000	10,306
	Northwest Pipeline Corp.	5.950%	4/15/17	10,000	10,088
	ONEOK Partners, LP	6.150%	10/1/16	10,000	10,380
	Panhandle Eastern Pipeline	6.200%	11/1/17	5,000	4,924
	Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,896
3,4	Rockies Express Pipeline LLC	5.776%	8/20/09	10,000	10,030
2	Southern Union Co.	7.200%	11/1/66	5,175	5,127
2	Trans-Canada Pipelines	6.350%	5/15/67	4,000	3,749
					513,475

Total Corporate Bonds (Cost $5,350,583)					5,371,418
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
	China Development Bank	5.000%	10/15/15	1,500	1,510
	Corp. Andina de Fomento	6.875%	3/15/12	4,225	4,547
	Corp. Andina de Fomento	5.200%	5/21/13	5,000	5,009
4	Export-Import Bank of Korea	4.125%	2/10/09	4,800	4,823
	Export-Import Bank of Korea	5.500%	10/17/12	12,700	13,064
	Financement Quebec	5.000%	10/25/12	10,000	10,679
4	Gaz Capital SA	6.212%	11/22/16	9,800	9,575
	Korea Development Bank	4.750%	7/20/09	15,950	16,256
4	Korea Highway Corp.	4.875%	4/7/14	5,000	4,996
2	Pemex Finance Ltd.	9.690%	8/15/09	5,250	5,430
	Petrobras International Finance	9.125%	7/2/13	3,937	4,705
	Petrobras International Finance	7.750%	9/15/14	400	452
2,4	Petroleum Export/Cayman	5.265%	6/15/11	4,737	4,736
4	Petronas Capital Ltd.	7.000%	5/22/12	15,000	16,628
2,4	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	3,987	4,036
2,4	Ras Laffan Liquified Natural Gas Co. Ltd. II	5.298%	9/30/20	15,020	14,585
4	Republic of Indonesia	6.875%	1/17/18	2,000	2,060
	Republic of Korea	4.250%	6/1/13	9,325	9,409
	Republic of Panama	7.250%	3/15/15	5,000	5,523
4	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	4,000	3,996
4	Taqa Abu Dhabi National Energy Co.	6.165%	10/25/17	10,000	10,201

27

Total Sovereign Bonds (Cost $148,652)					152,220
Taxable Municipal Bonds (0.4%)
3	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	5.016%	10/15/12	14,210	14,160
	Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	10,000	9,489

Total Taxable Municipal Bonds (Cost $24,210)					23,649
Tax-Exempt Municipal Bonds (0.3%)
	Minnesota GO	5.000%	8/1/11	8,150	8,854
	Minnesota GO	5.000%	8/1/12	8,630	9,492

Total Tax-Exempt Municipal Bonds (Cost $17,552)					18,346

Preferred Stocks (0.5%)
	Aspen Insurance Holdings	7.401%		76,950	1,758
	Axis Capital Holdings	7.500%		50,000	5,052
3	Bank of America Corp.	5.908%		213,775	4,233
3	Goldman Sachs Group, Inc.	6.050%		582,000	12,874
3	Merrill Lynch & Co., Inc.	6.000%		44,600	784
	Santander Financial	6.800%		117,650	2,733
3	SunTrust Banks, Inc.	6.224%		105,500	2,263
3	Zions Bancorp.	6.214%		86,350	1,857

Total Preferred Stocks (Cost $36,249)					31,554

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (1.3%)
7 Vanguard Market Liquidity Fund (Cost $82,054)	4.060%	82,054,311	82,054
Total Investments (99.7%) (Cost $6,043,506)			6,087,410
Other Assets and Liabilities—Net (0.3%)			17,500
Net Assets (100%)			6,104,910

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the

28

aggregate value of these securities was $903,273,000, representing 14.8% of net assets.

5 Securities with a value of $9,227,000 have been segregated as initial margin for open futures contracts.

6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

29

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S.	Government and Agency Obligations (6.7%)

U.S.	Government Securities (0.5%)
	U.S. Treasury Bond	5.000%	5/15/37	25,000	27,664
	Agency Bonds and Notes (6.2%)
1	Federal Home Loan Bank	5.500%	7/15/36	100,000	110,097
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	100,000	120,533
1	Federal National Mortgage Assn.	6.625%	11/15/30	100,000	124,912
					355,542
	Conventional Mortgage-Backed Securities (0.0%)
1	Federal National Mortgage Assn.	15.500%	10/1/12	1	1

Total U.S. Government and Agency Obligations (Cost $365,586)					383,207
Corporate Bonds (77.0%)
Finance (25.6%)
	Banking (12.1%)
	Abbey National PLC	7.950%	10/26/29	15,000	17,795
	Banc One Corp.	7.750%	7/15/25	25,000	28,076
	Banc One Corp.	7.625%	10/15/26	10,000	11,211
	Banc One Corp.	8.000%	4/29/27	15,000	17,329
	Bank of America Corp.	6.000%	10/15/36	55,000	54,069
	BB&T Corp.	5.250%	11/1/19	30,000	29,255
	Citigroup, Inc.	6.625%	1/15/28	25,000	25,755
	Citigroup, Inc.	6.625%	6/15/32	38,000	38,830
	Citigroup, Inc.	6.000%	10/31/33	22,900	21,790
	Citigroup, Inc.	5.850%	12/11/34	11,500	10,896
	Citigroup, Inc.	6.125%	8/25/36	8,335	8,041
	Comerica Bank	5.200%	8/22/17	25,000	23,684
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	28,000	31,795
2	HBOS Treasury Services PLC	6.000%	11/1/33	46,500	42,499
	HSBC Bank USA	5.875%	11/1/34	45,700	41,531
	HSBC Bank USA	5.625%	8/15/35	28,000	24,539
	HSBC Holdings PLC	7.625%	5/17/32	21,200	23,656
	Mellon Funding Corp.	5.500%	11/15/18	8,800	8,914
	National City Corp.	6.875%	5/15/19	15,000	14,326
	NationsBank Corp.	6.800%	3/15/28	35,000	36,345
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	24,803
	SunTrust Banks, Inc.	5.450%	12/1/17	21,000	21,015
	SunTrust Banks, Inc.	5.400%	4/1/20	10,000	9,877
	Wachovia Bank NA	5.850%	2/1/37	28,850	25,547
	Wachovia Corp.	6.605%	10/1/25	30,000	29,996
	Washington Mutual, Inc.	5.250%	9/15/17	40,000	35,186
	Wells Fargo & Co.	5.375%	2/7/35	30,000	26,578
	Wells Fargo Bank NA	5.950%	8/26/36	15,000	14,017
	Brokerage (2.1%)
	Goldman Sachs Group, Inc.	6.125%	2/15/33	45,725	45,147
	Goldman Sachs Group, Inc.	6.450%	5/1/36	15,000	13,979
	Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	16,787
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	10,000	9,238
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	15,000	13,343
	Morgan Stanley Dean Witter	7.250%	4/1/32	20,000	21,544
	Finance Companies (1.9%)
	CIT Group, Inc.	6.000%	4/1/36	15,000	10,411
	General Electric Capital Corp.	6.750%	3/15/32	90,000	97,989
	Insurance (9.5%)
	ACE INA Holdings, Inc.	6.700%	5/15/36	20,000	20,111
	Allstate Corp.	6.750%	5/15/18	20,000	21,876
	Allstate Corp.	5.550%	5/9/35	14,075	12,614

30

	Allstate Corp.	5.950%	4/1/36	8,000	7,527
	American General Corp.	6.625%	2/15/29	33,000	34,416
	American International Group, Inc.	6.250%	5/1/36	10,000	10,139
	American Re Corp.	7.450%	12/15/26	10,000	10,514
	AXA Financial, Inc.	7.000%	4/1/28	34,910	36,629
	Hartford Financial Services Group, Inc.	5.950%	10/15/36	22,610	21,320
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	47,500	45,503
2	John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	34,528
2	Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	32,227
	Lincoln National Corp.	6.150%	4/7/36	13,900	13,247
2,3	Massachusetts Mutual Life	7.625%	11/15/23	15,970	19,130
	MetLife, Inc.	6.375%	6/15/34	15,000	14,847
	MetLife, Inc.	5.700%	6/15/35	10,000	9,154
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	41,157
2	New York Life Insurance	5.875%	5/15/33	70,275	68,639
	Principal Financial Group, Inc.	6.050%	10/15/36	16,500	15,630
	Prudential Financial, Inc.	5.750%	7/15/33	23,000	20,932
	Prudential Financial, Inc.	5.400%	6/13/35	10,000	8,539
	Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	28,578
	UnitedHealth Group, Inc.	5.800%	3/15/36	12,000	10,702
	XL Capital Ltd.	6.375%	11/15/24	11,500	10,170
					1,473,922
Industrial (39.6%)
	Basic Industry (3.0%)
	Aluminum Co. of America	6.750%	1/15/28	45,000	44,972
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	44,501
	Monsanto Co.	5.500%	7/30/35	15,000	14,842
	Morton International, Inc.	9.750%	6/1/20	10,000	13,377
	PPG Industries, Inc.	9.000%	5/1/21	9,750	12,885
	Rohm & Haas Co.	7.850%	7/15/29	25,000	29,179
	Weyerhaeuser Co.	7.375%	3/15/32	15,000	14,914
	Capital Goods (4.7%)
	Boeing Co.	6.625%	2/15/38	13,000	14,708
	Boeing Co.	7.875%	4/15/43	8,000	10,515
	Caterpillar, Inc.	6.625%	7/15/28	35,000	37,319
	Deere & Co.	7.125%	3/3/31	15,000	16,980
2	Hutchison Whampoa International Ltd.	7.450%	11/24/33	50,000	56,615
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	35,000	38,666
	Minnesota Mining & Manufacturing Corp.	5.700%	3/15/37	35,000	35,776
	PACTIV Corp.	8.125%	6/15/17	10,000	11,512
2	Siemens Financieringsmat	6.125%	8/17/26	10,000	9,967
	United Technologies Corp.	8.875%	11/15/19	15,000	19,840
	United Technologies Corp.	7.500%	9/15/29	15,000	18,212
	Communication (11.2%)
	AT&T Wireless	8.750%	3/1/31	50,000	62,606
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	7,496
	BellSouth Corp.	6.875%	10/15/31	40,000	42,270
	BellSouth Corp.	6.000%	11/15/34	40,000	38,178
	CBS Corp.	7.875%	7/30/30	40,000	42,314
	Comcast Corp.	5.650%	6/15/35	30,500	26,590
	Comcast Corp.	6.450%	3/15/37	14,500	14,082
2	Cox Communications, Inc.	6.450%	12/1/36	10,000	9,737
	Deutsche Telekom International Finance	8.250%	6/15/30	50,000	61,777
	France Telecom	8.500%	3/1/31	38,175	48,675
	GTE Corp.	6.940%	4/15/28	20,000	20,967
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	21,584
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,089
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	28,995
	News America Inc.	6.200%	12/15/34	11,750	11,268
	News America Inc.	6.400%	12/15/35	14,000	13,722
	Pacific Bell	7.125%	3/15/26	15,000	15,979
	Sprint Capital Corp.	8.750%	3/15/32	21,615	21,072
	Telefonica Europe BV	8.250%	9/15/30	15,500	19,235

31

	Time Warner Cable Inc.	6.550%	5/1/37	40,000	39,659
	Verizon Communications Corp.	6.250%	4/1/37	15,000	15,149
	Verizon Global Funding Corp.	7.750%	12/1/30	10,500	12,392
	Verizon Global Funding Corp.	5.850%	9/15/35	30,000	28,674
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	10,218
	Consumer Cyclical (3.5%)
	CVS Corp.	6.250%	6/1/27	34,000	33,901
	Dayton Hudson Corp.	6.650%	8/1/28	15,000	15,108
	Lowe’s Cos., Inc.	6.500%	3/15/29	26,010	25,698
	Target Corp.	7.000%	7/15/31	20,000	20,571
	The Walt Disney Co.	7.000%	3/1/32	22,000	25,353
	Time Warner, Inc.	6.625%	5/15/29	10,775	10,370
	Time Warner, Inc.	6.500%	11/15/36	10,000	9,377
	Viacom Inc.	6.875%	4/30/36	10,000	9,732
	Wal-Mart Stores, Inc.	7.550%	2/15/30	45,000	52,213
	Consumer Noncyclical (11.3%)
	Anheuser-Busch Cos., Inc.	6.750%	12/15/27	10,000	11,042
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	31,900	36,024
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	11,460	11,435
	Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	11,613
	Becton, Dickinson & Co.	4.900%	4/15/18	13,200	13,106
	Becton, Dickinson & Co.	7.000%	8/1/27	8,300	9,140
	Bestfoods	6.625%	4/15/28	30,000	32,636
	Bristol-Myers Squibb Co.	6.800%	11/15/26	20,000	21,538
2	Cargill Inc.	6.125%	9/15/36	23,000	21,586
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	11,163
	CPC International, Inc.	7.250%	12/15/26	30,000	34,737
	Eli Lilly & Co.	7.125%	6/1/25	12,125	13,714
	Eli Lilly & Co.	5.500%	3/15/27	33,375	32,356
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	21,012
	Hershey Foods Corp.	7.200%	8/15/27	21,461	24,120
	Johnson & Johnson	6.950%	9/1/29	22,457	26,940
	Kellogg Co.	7.450%	4/1/31	18,800	21,807
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	26,721
	Kraft Foods, Inc.	6.500%	11/1/31	15,000	14,446
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	19,564
	Pharmacia Corp.	6.750%	12/15/27	28,000	31,627
	Procter & Gamble Co.	6.450%	1/15/26	27,000	29,753
	Procter & Gamble Co.	5.500%	2/1/34	25,000	24,542
	Procter & Gamble Co.	5.550%	3/5/37	12,000	11,922
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	32,684	42,679
	Schering-Plough Corp.	6.750%	12/1/33	17,920	19,023
	Sysco Corp.	6.500%	8/1/28	22,000	23,680
	Wyeth	5.950%	4/1/37	50,000	48,877
	Energy (3.5%)
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	29,925
	ChevronTexaco Corp.	8.625%	11/15/31	13,000	17,588
	ConocoPhillips	5.900%	10/15/32	20,300	20,818
	Encana Corp.	6.500%	8/15/34	10,000	10,249
	Halliburton Co.	8.750%	2/15/21	10,000	12,524
	Mobil Corp.	8.625%	8/15/21	22,000	30,873
	Phillips Petroleum Co.	7.000%	3/30/29	10,000	11,511
	Suncor Energy, Inc.	5.950%	12/1/34	22,400	21,740
	Tosco Corp.	7.800%	1/1/27	15,000	18,367
	Tosco Corp.	8.125%	2/15/30	20,000	25,578
	Technology (1.2%)
	International Business Machines Corp.	7.000%	10/30/25	50,000	55,668
	Pitney Bowes, Inc.	4.750%	5/15/18	11,100	10,329
	Transportation (0.8%)
	Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	26,019
	Norfolk Southern Corp.	7.800%	5/15/27	18,500	21,535
	Other (0.4%)
	Eaton Corp.	7.625%	4/1/24	15,000	16,742

32

Eaton Corp.	5.250%	6/15/35	10,800	9,077
				2,273,177
Utilities (11.8%)
Electric (10.7%)
Alabama Power Co.	5.700%	2/15/33	12,800	12,297
Appalachian Power Co.	6.700%	8/15/37	50,000	51,604
Arizona Public Service Co.	5.625%	5/15/33	9,000	7,972
Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	9,635
Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,195
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	15,087
Consolidated Edison Co. of New York	5.100%	6/15/33	9,600	8,307
Consolidated Edison Co. of New York	6.200%	6/15/36	14,000	14,082
Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	50,576
Florida Power & Light Co.	5.625%	4/1/34	16,275	15,670
Florida Power & Light Co.	4.950%	6/1/35	10,000	8,773
Florida Power & Light Co.	5.400%	9/1/35	10,000	9,316
Florida Power Corp.	6.750%	2/1/28	22,375	24,437
Indiana Michigan Power Co.	6.050%	3/15/37	15,000	14,395
MidAmerican Energy Holdings Co.	6.125%	4/1/36	20,000	20,051
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	58,010
Northern States Power Co.	7.125%	7/1/25	30,000	33,944
Northern States Power Co.	6.200%	7/1/37	50,000	50,985
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	12,977
PacifiCorp	6.100%	8/1/36	15,000	15,193
PSE&G Power LLC	8.625%	4/15/31	15,000	18,884
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	10,618
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	37,459
Southern California Edison Co.	6.000%	1/15/34	8,800	8,851
Tampa Electric Co.	6.150%	5/15/37	35,000	35,209
Virginia Electric & Power Co.	6.000%	5/15/37	50,000	49,618
Wisconsin Electric Power Co.	5.700%	12/1/36	10,365	10,071
Natural Gas (1.1%)
KeySpan Corp.	5.875%	4/1/33	12,000	11,209
KeySpan Corp.	5.803%	4/1/35	10,000	9,289
San Diego Gas & Electric	6.000%	6/1/26	25,000	25,373
Texas Eastern Transmission	7.000%	7/15/32	17,000	18,574
				675,661

Total Corporate Bonds (Cost $4,345,591)				4,422,760
Sovereign Bonds (U.S. Dollar-Denominated) (4.1%)
International Bank for Reconstruction & Development	7.625%	1/19/23	43,320	60,053
International Bank for Reconstruction & Development	4.750%	2/15/35	30,300	30,276
Province of British Columbia	6.500%	1/15/26	13,800	16,406
Province of Quebec	7.500%	9/15/29	24,500	32,124
Province of Saskatchewan	8.500%	7/15/22	10,000	14,498
Quebec Hydro Electric	9.400%	2/1/21	40,000	58,174
Republic of Italy	6.875%	9/27/23	17,700	21,590

Total Sovereign Bonds (Cost $203,602)				233,121
Taxable Municipal Bonds (8.9%)
Commonwealth Financing Auth. Pennsylvania Rev.	5.197%	6/1/26	25,000	24,854
George Washington Univ.	5.300%	2/1/17	25,000	25,859
Illinois (Taxable Pension) GO	4.950%	6/1/23	8,935	8,970
Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	143,723
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	50,002	61,281
New York City NY Transitional Finance Auth. Rev.	5.210%	8/1/17	51,980	54,065
North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	40,395
Oregon Community College Dist.	5.440%	6/30/23	10,595	11,389
Oregon School Board Assn.	4.759%	6/30/28	15,000	13,793
President and Fellows of Harvard College	6.300%	10/1/37	55,000	57,344
Southern California Public Power Auth.	6.930%	5/15/17	37,000	43,607
Wisconsin Public Service Rev.	5.700%	5/1/26	23,025	24,867

33

34

Total Taxable Municipal Bonds (Cost $496,805)				510,147
Temporary Cash Investment (2.0%)
Repurchase Agreement
Banc of America Securities, LLC
(Dated 1/31/08, Repurchase Value $112,331,000,
collateralized by U.S. Treasury Note 2.125%, 1/31/10)
(Cost $112,326)	1.500%	2/1/08	112,326	112,326

Total Investments (98.7%) (Cost $5,523,910)				5,661,561
Other Assets and Liabilities—Net (1.3%)				76,923
Net Assets (100%)				5,738,484

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $336,085,000, representing 5.9% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

GO—General Obligation Bond.

35

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2008
					Face	Market
				Maturity	Amount	Value
			Coupon	Date	($000)	($000)
U.S.		Government Securities (5.6%)
		U.S. Treasury Note	5.625%	5/15/08	93,920	94,859
		U.S. Treasury Note	5.500%	5/15/09	90,165	93,983
		U.S. Treasury Note	5.750%	8/15/10	93,740	101,898
		U.S. Treasury Note	4.875%	7/31/11	95,750	103,500
		U.S. Treasury Note	4.000%	11/15/12	100,650	106,217

		Total U.S. Government Securities (Cost $479,859)				500,457

Corporate Bonds (89.1%)

Finance (3.9%)
		Banking (0.2%)
		Chevy Chase Savings Bank	6.875%	12/1/13	23,595	22,544
		Finance Companies (2.4%)
		General Motors Acceptance Corp. LLC	6.875%	8/28/12	37,825	32,183
		General Motors Acceptance Corp. LLC	6.750%	12/1/14	25,000	20,488
		General Motors Acceptance Corp. LLC	8.000%	11/1/31	190,230	156,940
		Insurance (0.7%)
		Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	34,086
		UnumProvident Corp.	6.750%	12/15/28	20,560	20,319
		UnumProvident Corp.	7.375%	6/15/32	6,295	6,238
		Real Estate Investment Trust (0.6%)
1		Rouse Co.	6.750%	5/1/13	55,355	51,740
						344,538
Industrial (72.9%)
		Basic Industry (8.1%)
		Arch Western Finance	6.750%	7/1/13	67,495	65,301
2		BL Mylan TLB	7.562%	12/11/17	23,142	22,621
2		BL Mylan TLB	8.125%	12/11/17	14,873	14,538
		Bowater Canada Finance	7.950%	11/15/11	38,885	30,136
		Cascades Inc.	7.250%	2/15/13	22,965	21,128
		Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	39,685	41,669
		Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	94,685	100,129
	^	Georgia Gulf Corp.	9.500%	10/15/14	41,785	32,383
		Georgia-Pacific Corp.	8.125%	5/15/11	34,730	34,990
1		Georgia-Pacific Corp.	7.125%	1/15/17	78,040	75,699
		Georgia-Pacific Corp.	8.000%	1/15/24	19,405	17,756
		IMC Global, Inc.	7.300%	1/15/28	22,500	22,219
		International Steel Group, Inc.	6.500%	4/15/14	42,615	44,213
		Methanex Corp.	8.750%	8/15/12	28,910	30,934
1		Mosaic Co.	7.625%	12/1/14	8,060	8,554
1		Mosaic Co.	7.875%	12/1/16	6,715	7,252
		Neenah Paper Inc.	7.375%	11/15/14	28,380	24,762
		Novelis Inc.	7.250%	2/15/15	76,675	70,733
		US Steel Corp.	7.000%	2/1/18	58,385	57,545
		Capital Goods (4.8%)
		Alliant Techsystems Inc.	6.750%	4/1/16	25,410	24,521
		Allied Waste North America Inc.	5.750%	2/15/11	6,805	6,601
		Allied Waste North America Inc.	6.375%	4/15/11	16,170	15,968
		Allied Waste North America Inc.	7.250%	3/15/15	7,680	7,584
		Allied Waste North America Inc.	7.125%	5/15/16	15,415	15,280
		Allied Waste North America Inc.	6.875%	6/1/17	48,260	46,692
1	^	Ashtead Capital Inc.	9.000%	8/15/16	22,555	18,890
1	^	Ashtead Holding PLC	8.625%	8/1/15	10,310	8,506
		Ball Corp.	6.625%	3/15/18	18,800	18,518
		Case New Holland Inc.	7.125%	3/1/14	45,750	45,636
		Crown Americas Inc.	7.625%	11/15/13	22,580	22,919

36

	Crown Americas Inc.	7.750%	11/15/15	22,580	23,032
	L-3 Communications Corp.	7.625%	6/15/12	24,850	25,409
	L-3 Communications Corp.	6.125%	7/15/13	8,425	8,299
	L-3 Communications Corp.	6.375%	10/15/15	16,190	16,028
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	21,610	21,610
	Texas Industries Inc.	7.250%	7/15/13	19,470	18,642
	United Rentals NA Inc.	6.500%	2/15/12	63,080	57,876
	United Rentals NA Inc.	7.750%	11/15/13	28,350	23,282
	Communication (19.0%)
	CanWest Media Inc.	8.000%	9/15/12	59,309	56,344
1	CanWest MediaWorks LP	9.250%	8/1/15	50,000	46,870
1	Charter Communications OPT LLC	8.000%	4/30/12	95,150	90,155
1	Charter Communications OPT LLC	8.375%	4/30/14	76,940	73,285
	Citizens Communications	9.250%	5/15/11	62,665	66,581
	Citizens Communications	6.625%	3/15/15	25,000	23,562
	Citizens Communications	9.000%	8/15/31	12,655	12,085
	CSC Holdings, Inc.	8.125%	7/15/09	7,420	7,550
	CSC Holdings, Inc.	8.125%	8/15/09	19,355	19,548
	CSC Holdings, Inc.	7.625%	4/1/11	33,335	33,002
	CSC Holdings, Inc.	6.750%	4/15/12	20,305	19,137
	CSC Holdings, Inc.	7.875%	2/15/18	29,580	26,696
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	70,943
	Dex Media, Inc.	8.000%	11/15/13	16,290	14,905
	DirecTV Holdings	6.375%	6/15/15	45,930	43,289
	GCI Inc.	7.250%	2/15/14	53,475	45,587
	Idearc Inc.	8.000%	11/15/16	164,915	148,424
	Intelsat Bermuda Ltd.	7.625%	4/15/12	33,950	25,802
	Intelsat Bermuda Ltd.	6.500%	11/1/13	46,555	30,726
	Intelsat Bermuda Ltd.	9.250%	6/15/16	37,385	37,292
	Intelsat Holding Ltd.	8.250%	1/15/13	6,980	6,945
	Intelsat Holding Ltd.	8.625%	1/15/15	62,875	62,875
	Liberty Media Corp.	5.700%	5/15/13	39,195	36,186
	Liberty Media Corp.	8.500%	7/15/29	9,730	9,222
	Liberty Media Corp.	8.250%	2/1/30	44,115	40,169
	Mediacom Broadband LLC	8.500%	10/15/15	47,845	39,353
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	29,080	25,881
	Medianews Group Inc.	6.875%	10/1/13	47,767	26,750
	PanAmSat Corp.	9.000%	8/15/14	41,751	41,438
	Quebecor Media Inc.	7.750%	3/15/16	44,905	41,537
1	Quebecor Media Inc.	7.750%	3/15/16	40,270	37,250
	Qwest Communications International Inc.	8.875%	3/15/12	90,455	95,995
	Qwest Communications International Inc.	7.500%	10/1/14	10,505	10,571
	R.H. Donnelley Corp.	6.875%	1/15/13	8,415	7,153
	R.H. Donnelley Corp.	6.875%	1/15/13	33,535	28,505
	R.H. Donnelley Corp.	8.875%	1/15/16	105,890	91,065
1	R.H. Donnelley Corp.	8.875%	10/15/17	11,290	9,568
	US West Communications Group	6.875%	9/15/33	80,755	72,780
	Windstream Corp.	8.125%	8/1/13	11,565	11,941
	Windstream Corp.	8.625%	8/1/16	57,015	59,153
	Windstream Corp.	7.000%	3/15/19	43,450	41,006
	Consumer Cyclical (15.1%)
	AMC Entertainment Inc.	8.000%	3/1/14	24,160	21,261
	Corrections Corp. of America	6.250%	3/15/13	12,065	12,005
	Corrections Corp. of America	6.750%	1/31/14	6,300	6,332
	Ford Motor Co.	7.450%	7/16/31	56,555	41,427
2	Ford Motor Credit Co.	8.708%	4/15/12	40,570	39,503
	Ford Motor Credit Co.	7.000%	10/1/13	144,115	119,545
2	Ford Motor Credit Co.	8.000%	12/15/13	157,937	137,800
	Ford Motor Credit Co.	8.000%	12/15/16	83,500	69,653
	General Motors Corp.	8.250%	7/15/23	47,885	38,188
	^ General Motors Corp.	8.375%	7/15/33	139,550	114,431
	Harrah’s Operating Co., Inc.	5.625%	6/1/15	29,725	18,875
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	15,740	10,093

37

	Harrah’s Operating Co., Inc.	5.750%	10/1/17	100,000	60,000
	Host Hotels & Resorts LP	6.875%	11/1/14	35,930	35,301
	Host Marriott LP	7.125%	11/1/13	68,215	68,215
	Mandalay Resort Group	9.375%	2/15/10	34,730	35,772
	Marquee Inc.	8.625%	8/15/12	23,910	24,089
	MGM Mirage, Inc.	8.500%	9/15/10	78,475	81,222
	MGM Mirage, Inc.	8.375%	2/1/11	12,720	13,006
	MGM Mirage, Inc.	6.750%	9/1/12	19,730	19,064
	Park Place Entertainment Corp.	8.125%	5/15/11	1,890	1,644
	Seneca Gaming Corp.	7.250%	5/1/12	28,640	27,709
	Service Corp. International	7.375%	10/1/14	10,990	11,210
	Service Corp. International	6.750%	4/1/16	4,038	3,947
	Service Corp. International	7.000%	6/15/17	41,725	40,891
	Service Corp. International	7.625%	10/1/18	35,040	35,741
	Station Casinos	6.500%	2/1/14	19,665	13,593
	Station Casinos	6.875%	3/1/16	15,040	10,227
	Station Casinos	6.625%	3/15/18	9,820	6,285
	Tenneco Automotive Inc.	10.250%	7/15/13	10,147	10,756
1	TRW Automotive Inc.	7.000%	3/15/14	96,785	89,526
1	TRW Automotive Inc.	7.250%	3/15/17	49,145	44,845
	WMG Acquisition Corp.	7.375%	4/15/14	4,780	3,740
	Wynn Las Vegas LLC	6.625%	12/1/14	40,825	39,345
1	Wynn Las Vegas LLC	6.625%	12/1/14	36,780	35,447
	Consumer Noncyclical (10.5%)
	Aramark Corp.	8.500%	2/1/15	44,935	44,879
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,616
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	10,295	9,909
	Community Health Systems	8.875%	7/15/15	72,460	73,547
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,092
	Constellation Brands Inc.	7.250%	5/15/17	24,655	23,484
	Delhaize America Inc.	9.000%	4/15/31	12,665	14,791
	Elan Financial PLC	7.750%	11/15/11	67,950	63,873
2	Elan Financial PLC	8.869%	11/15/11	30,775	28,236
	Elan Financial PLC	8.875%	12/1/13	37,000	35,428
	Fisher Scientific International Inc.	6.750%	8/15/14	13,585	14,707
	Fisher Scientific International Inc.	6.125%	7/1/15	12,700	12,756
	HCA Inc.	5.750%	3/15/14	9,135	7,765
	HCA Inc.	6.375%	1/15/15	96,955	82,896
	HCA Inc.	6.500%	2/15/16	69,575	59,139
	HCA Inc.	9.250%	11/15/16	36,990	38,932
	HCA Inc.	7.690%	6/15/25	4,510	3,630
	HCA Inc.	7.500%	11/6/33	9,725	7,877
	Omnicare, Inc.	6.125%	6/1/13	6,565	5,909
	Omnicare, Inc.	6.750%	12/15/13	14,435	13,280
	Omnicare, Inc.	6.875%	12/15/15	20,475	18,428
	Reynolds American Inc.	7.250%	6/1/13	45,910	49,296
	Reynolds American Inc.	7.300%	7/15/15	36,460	38,556
	Smithfield Foods, Inc.	7.750%	7/1/17	48,545	45,875
	Tenet Healthcare Corp.	6.500%	6/1/12	13,690	12,116
	Tenet Healthcare Corp.	7.375%	2/1/13	13,755	12,139
	Tenet Healthcare Corp.	9.875%	7/1/14	73,300	69,635
	Tenet Healthcare Corp.	9.250%	2/1/15	11,445	10,587
	Ventas Realty LP/Capital Corp.	6.750%	6/1/10	7,650	7,746
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	24,424
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	16,815
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	17,655	17,434
	Energy (10.9%)
	Chesapeake Energy Corp.	7.750%	1/15/15	3,785	3,875
	Chesapeake Energy Corp.	6.625%	1/15/16	48,625	47,531
	Chesapeake Energy Corp.	6.875%	1/15/16	29,855	29,706
	Chesapeake Energy Corp.	6.500%	8/15/17	67,780	65,577
	Chesapeake Energy Corp.	6.250%	1/15/18	45,220	43,524
	Encore Acquisition Co.	6.250%	4/15/14	5,010	4,622

38

	Encore Acquisition Co.	6.000%	7/15/15	17,645	15,947
	Forest Oil Corp.	8.000%	12/15/11	21,660	22,580
	Forest Oil Corp.	7.750%	5/1/14	11,805	11,953
1	Forest Oil Corp.	7.250%	6/15/19	38,860	38,860
	Hornbeck Offshore Services	6.125%	12/1/14	29,470	27,407
	Newfield Exploration Co.	6.625%	4/15/16	23,985	23,685
1	OPTI Canada Inc.	7.875%	12/15/14	24,135	22,898
1	OPTI Canada Inc.	8.250%	12/15/14	67,550	66,030
	Peabody Energy Corp.	6.875%	3/15/13	35,550	35,283
	Peabody Energy Corp.	7.375%	11/1/16	59,950	60,999
	Peabody Energy Corp.	7.875%	11/1/26	47,685	47,923
	Petrohawk Energy Corp.	9.125%	7/15/13	13,465	13,903
1	Petroplus Finance Ltd.	6.750%	5/1/14	52,435	48,240
1	Petroplus Finance Ltd.	7.000%	5/1/17	42,000	38,115
	Pioneer Natural Resources Co.	5.875%	7/15/16	29,845	27,534
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	66,386
	Pioneer Natural Resources Co.	6.875%	5/1/18	34,565	33,490
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	11,654
	Plains Exploration & Production Co.	7.750%	6/15/15	9,715	9,751
	Plains Exploration & Production Co.	7.000%	3/15/17	9,230	8,815
	Pride International Inc.	7.375%	7/15/14	50,760	51,966
	Southwestern Energy	7.500%	2/1/18	44,155	45,314
	Whiting Petroleum Corp.	7.250%	5/1/12	17,725	17,459
	Whiting Petroleum Corp.	7.250%	5/1/13	21,975	21,590
	Whiting Petroleum Corp.	7.000%	2/1/14	3,950	3,871
	Technology (1.8%)
	Freescale Semiconductor	8.875%	12/15/14	64,180	52,467
	IKON Office Solutions	7.750%	9/15/15	19,760	20,106
	NXP BV	7.875%	10/15/14	61,075	56,418
	Sensata Technologies	8.000%	5/1/14	36,405	32,946
	Transportation (2.6%)
2	Avis Budget Car Rental	7.369%	5/15/14	8,045	6,858
	Avis Budget Car Rental	7.625%	5/15/14	57,285	52,845
	Avis Budget Car Rental	7.750%	5/15/16	45,750	40,946
3	Continental Airlines, Inc.	9.798%	4/1/21	33,327	32,661
	Continental Airlines, Inc.	6.903%	4/19/22	6,320	5,720
	Hertz Corp.	8.875%	1/1/14	68,500	66,616
	Hertz Corp.	10.500%	1/1/16	32,355	31,142
	Other (0.1%)
	UCAR Finance, Inc.	10.250%	2/15/12	4,343	4,484
					6,478,163
Utilities (12.3%)
	Electric (9.9%)
1	AES Corp.	8.750%	5/15/13	17,839	18,597
	AES Corp.	7.750%	10/15/15	49,640	50,385
	AES Corp.	8.000%	10/15/17	16,000	16,480
	Aquila Inc.	9.950%	2/1/11	42,960	46,289
	Aquila Inc.	14.875%	7/1/12	4,815	6,007
	Dynegy Inc.	8.375%	5/1/16	75,465	73,578
	Dynegy Inc.	7.750%	6/1/19	40,000	36,600
	Edison Mission Energy	7.500%	6/15/13	8,775	8,994
	Edison Mission Energy	7.000%	5/15/17	19,945	19,471
	Edison Mission Energy	7.200%	5/15/19	19,325	18,939
	Mirant North America LLC	7.375%	12/31/13	59,415	59,638
	Nevada Power Co.	6.500%	4/15/12	9,945	10,256
	Nevada Power Co.	5.875%	1/15/15	15,895	16,153
	Nevada Power Co.	6.650%	4/1/36	9,710	9,734
	NRG Energy Inc.	7.250%	2/1/14	30,145	29,467
	NRG Energy Inc.	7.375%	2/1/16	96,890	93,741
	NRG Energy Inc.	7.375%	1/15/17	69,725	67,546
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	87,799
	Reliant Energy, Inc.	7.875%	6/15/17	20,000	19,550
	TECO Energy, Inc.	7.200%	5/1/11	28,710	30,239
	TECO Energy, Inc.	6.750%	5/1/15	1,945	2,025
	TXU Corp.	5.550%	11/15/14	64,890	51,912
	TXU Corp.	6.500%	11/15/24	77,300	57,009
	TXU Corp.	6.550%	11/15/34	66,345	47,934
	Natural Gas (2.4%)
1	NGPL Pipeco LLC	7.119%	12/15/17	45,555	46,948
	Suburban Propane Partners	6.875%	12/15/13	23,690	23,039
1	Williams Cos., Inc.	6.375%	10/1/10	5,710	5,817
	Williams Cos., Inc.	7.125%	9/1/11	21,465	22,887
	Williams Cos., Inc.	8.125%	3/15/12	38,775	42,459
	Williams Cos., Inc.	7.500%	1/15/31	41,335	44,125
	Williams Partners LP	7.500%	6/15/11	16,660	17,451
	Williams Partners LP	7.250%	2/1/17	13,625	14,136
					1,095,205
Total Corporate Bonds (Cost $8,405,515)					7,917,906

Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
	Republic of Argentina	7.000%	9/12/13	116,365	103,238
	Republic of Argentina	7.000%	4/17/17	69,450	55,664

Total Sovereign Bonds (Cost $174,335)					158,902

Temporary Cash Investments (3.5%)

	Repurchase Agreement (1.7%)
	BNP Paribas Securities Corp.
	(Dated 1/31/08, Repurchase Value $154,861,000, collateralized
	by U.S. Treasury Inflation-Indexed Note 3.000%, 7/15/12)	1.750%	2/1/08	154,853	154,853

				Shares
	Money Market Fund (1.8%)
4	Vanguard Market Liquidity Fund	4.060%		158,109,800	158,110

Total Temporary Cash Investments (Cost $312,963)					312,963
Total Investments (100.0%) (Cost $9,372,672)					8,890,228
Other Assets and Liabilities—Net (0.0%)					(1,217)
Net Assets (100%)					8,889,011

^ Part of security position is on loan to broker-dealers.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of these securities was $883,092,000, representing 9.9% of net assets.

2 Adjustable-rate note.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund, and Vanguard High-Yield Corporate Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund, and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, the “Funds”) as of January 31, 2008, and for the year then ended and have issued our unqualified report thereon dated March 12, 2008. Our audits included audits of the Funds’ schedules of investments as of January 31, 2008. These schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 12, 2008

40

© 2008 Vanguard Group. Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA390 032008

41

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2008: $295,000

Fiscal Year Ended January 31, 2007: $260,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2008: $2,835,320

Fiscal Year Ended January 31, 2007: $2,347,620

(b)  Audit-Related Fees.

Fiscal Year Ended January 31, 2008: $630,400

Fiscal Year Ended January 31, 2007: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)  Tax Fees.

Fiscal Year Ended January 31, 2008: $215,900

Fiscal Year Ended January 31, 2007: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)  All Other Fees.

Fiscal Year Ended January 31, 2008: $0

Fiscal Year Ended January 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)  (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2008: $215,900

Fiscal Year Ended January 31, 2007: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)  For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:
(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: March 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:
(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: March 17, 2008

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:
(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: March 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.